UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant	☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

DIFFERENTIAL BRANDS GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIFFERENTIAL BRANDS GROUP INC.

1231 S. Gerhart Avenue

Commerce, California 90022

Notice of Annual Meeting of Stockholders

To Be Held Monday, November 7, 2016

To the Stockholders of Differential Brands Group, Inc. (formerly known as Joe’s Jeans Inc.):

Notice is hereby given that the 2016 annual meeting of stockholders (the “Annual Meeting”) of Differential Brands Group, Inc. (the “Company,” “we” or “us”) will be held at the Company’s principal executive offices located at 1231 S. Gerhart Avenue, Commerce, California 90022 at 10 am Pacific Time, for the following purposes:

1.	To reelect seven directors to serve until the 2017 Annual Meeting of Stockholders or until their respective successors are elected and qualified.
2.

To adopt the Differential Brands Group 2016 Stock Incentive Compensation Plan (the “2016 Plan”) and to approve the material terms of the performance goals of the 2016 Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended.

3.

To approve the issuance of more than 19.99% of the Company’s outstanding common stock in accordance with the stockholder approval requirements of Listing Rule 5635(d) of The NASDAQ Stock Market LLC (“Nasdaq”) in one or more private placements.

4.

To approve amendments to the Company’s existing Amended and Restated Bylaws, adopted as of July 6, 2015 (the “Bylaws”), to permit any action required or permitted to be taken by stockholders at an annual or special meeting of stockholders to be effected by written consent in lieu of a meeting.

5.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These proposals are described more fully in the enclosed proxy statement, which we urge you to read in its entirety.

The board of directors has fixed the close of business on October 5, 2016 as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting and any of its adjournments or postponements.

You are cordially invited to attend the Annual Meeting in person. You must be a stockholder of record at the close of business on October 5, 2016 to vote at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the 2016 annual meeting in person, we strongly encourage you to vote. Please vote as soon as possible, even if you plan to attend the 2016 annual meeting in person. If you are unable to attend the Annual Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Annual Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later-dated proxy card or if you vote your shares in person at the Annual Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on such matters. The only routine matter to be voted on at the Annual Meeting is the ratification of the selection of our independent registered public accounting firm (Proposal No. 5). Non-routine matters at the Annual Meeting include the election of directors (Proposal No. 1), the approval of the

i

2016 Plan (Proposal No. 2), the approval of the issuance of more than 19.99% of our outstanding common stock in one or more private placements in accordance with Nasdaq Listing Rule 5635(d) (Proposal No. 3) and the adoption of amendments to our Bylaws (Proposal No. 4).

October 6, 2016	By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on November 7, 2016

The notice of Annual Meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended November 30, 2015 are available on our website at http://www.differentialbrandsgroup.com/ under “Investor Information.”

YOUR VOTE IS IMPORTANT.  YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED
PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT
RETURN OF THE PROXY CARD WILL HELP AVOID THE ADDITIONAL EXPENSE OF
FURTHER SOLICITATION TO ASSURE A QUORUM AT THE MEETING.

THE ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON NOVEMBER 7, 2016.

Explanatory Note

We are a “smaller reporting company,” as defined in Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. As a result of being a smaller reporting company, we do not provide pay for performance, compensation and risk and compensation ratio disclosures and compensation committee interlocks disclosures, a compensation discussion and analysis or a compensation committee report, among other disclosures. However, we include in this proxy statement certain compensation disclosures applicable only to larger reporting companies to the extent that we were an accelerated filer for the fiscal year ended November 30, 2014. We will remain a “smaller reporting company” until such time as our public float as of the last business day of our most recently completed second fiscal quarter is at least $75 million.

Page
Notice of Annual Meeting of Stockholders	i
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 7, 2016	iii
Explanatory Note	iv
General Information and Voting Rights	1
Solicitation of Proxies	4
Householding	4
Stockholder List	4
Voting Results of the Annual Meeting	5
Proposal No. 1 — To Reelect Seven Directors to Serve on the Board of Directors Until the 2017 Annual Meeting of Stockholders or Until Their Respective Successors Are Elected and Qualified	6
Background of the Proposal	6
Executive Officers	9
Board Meetings and Board Committee Information	10
Board Meetings	10
Committees and Committee Charters	10
Audit Committee	10
Compensation and Stock Option Committee	11
Nominating and Governance Committee	11
Corporate Governance Matters	13
Director Nominations	13
Corporate Governance Guidelines	13
Board Leadership Structure	13
Compensation of Directors and Officers	14
Code of Business Conduct and Ethics	14
Stockholder Nominations	14
Director Independence	15
Communications with the Board of Directors	16
The Board’s Role in Risk Oversight	16
Director Compensation	16
Executive Compensation	17
Overview	17
“Say on Pay” Vote	17
Compensation Philosophy	17
Elements of Compensation	18
2016 Compensation	18
Summary Compensation Table	18
Outstanding Equity Awards at 2015 Fiscal Year-End	20
Employment Contracts and Termination of Employment and Change in Control Arrangements	20
Potential Payments Upon Termination or Change in Control	26
Equity Compensation Plan Information	26
Certain Relationships and Related Transactions and Director Independence	27
Review and Approval of Related Party Transactions	27
Reportable Related Party Transactions	27
Report of the Audit Committee	30
Security Ownership of Certain Beneficial Owners and Management	32
Proposal No. 2 — To Adopt the Differential Brands Group Inc. 2016 Stock Incentive Plan and to Approve the Material Terms of the Performance Goals of the 2016 Plan Under Section 162(m) of the Internal Revenue Code of 1986, as Amended	35
Background of the Proposal	35
Material Terms of the 2016 Plan	35
Proposal No. 3 — To Approve the issuance of More Than 19.99% of the Company’s Outstanding Common Stock in Accordance with the Stockholder Approval Requirements of Nasdaq Listing Rule 5635(d) in One or More Private Placements	41

v

Background of the Proposal	41
Stockholder Approval Requirement	41
Effect on Current Stockholders	42
Consequences if Stockholders Do Not Approve this Proposal	42
Proposal No. 4 — To Approve Amendments to our Bylaws to Permit any Action Required or Permitted to be Taken by Stockholders at an Annual or Special Meeting of Stockholders to Be Effected by Written Consent in Lieu of a Meeting	43
Background of the Proposal	43
Proposed Amendments to our Bylaws	43
Effect on Current Stockholders	45
Proposal No. 5 — To Ratify the Appointment of CohnReznick LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016	46
Audit Fees	46
Audit Committee Pre-Approval Policies and Procedures	47
Changes in Independent Auditor	48
Other Proposals	50
Section 16(a) Beneficial Ownership Reporting Compliance	50
Stockholder Proposals for 2017 Annual Meeting of Stockholders	50
Annual Report	51
Annex A	A-1
Annex B	B-1

DIFFERENTIAL BRANDS GROUP INC.

1231 S. Gerhart Avenue

Commerce, California 90022

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held Monday, November 7, 2016

General Information and Voting Rights

QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING

When and where is the Annual Meeting being held?

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or the “Board of Directors”) of Differential Brands Group Inc. (the “Company,” “we” or “us”), a Delaware corporation formerly known as Joe’s Jeans, Inc., for use at the 2016 annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s principal executive offices located at 1231 S. Gerhart Avenue Commerce, California 90022 on Monday, November 7, 2016 at 10 am Pacific Time, and any adjournments or postponements thereof.

Who may attend the Annual Meeting?

Any stockholder, and certain other permitted attendees, may attend the Annual Meeting. If you plan to attend the Annual Meeting in person, we ask that you also complete and return the reservation form attached to the end of the Proxy Statement. Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the Annual Meeting will be on a first-come, first-served basis. Proof of the Company’s stock ownership as of the record date, along with photo identification, will be required for admission. The “street name” holders will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Annual Meeting.

Who is entitled to vote?

Only holders of record of our common stock at the close of business on October 5, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting on the proposals described in this Proxy Statement. On the Record Date, there were 13,083,923 shares of common stock outstanding. On all matters to come before the Annual Meeting, each holder of record of common stock is entitled to one vote for each share of common stock. The shares of common stock held in our treasury, which are not considered outstanding, will not be voted.

What is the difference between holding shares as a stockholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

Stockholders of Record.  If your shares are registered in your name, you are a stockholder of record. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. We encourage you to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend.

Beneficial Owners With Shares Held in “Street Name.” If your shares are held in “street name” at a bank, broker or other similar organization or other nominees, the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your bank, broker or other nominee holder. To obtain a valid proxy, you must make a special request of your bank, broker or other nominee. If you do not make this request, you may still vote by following the instructions in the voting instruction card, which your bank, broker or other nominee has enclosed for you to use in directing such bank, broker or nominee on how to vote your shares.

All Stockholders. All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

How do I vote?

•

You may vote by mail. You can do this by completing your proxy card (as a stockholder of record) or voting instruction card (as a beneficial owner holding in “street name”) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

•

You may vote in person. Ballots will be passed out at the Annual Meeting to anyone who wants to vote at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If your shares are held directly in your name, you may vote in person at the Annual Meeting. However, if your shares are held in “street name” (that is, through a bank, broker or other nominee), you must first obtain a properly executed proxy from the stockholder of record (that is, your bank, broker or other nominee) and vote.

•

“Street name” holders may also vote by phone or through an Internet website.  If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you received this Proxy Statement from the nominee, along with the nominee’s voting instruction card, which includes voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Your vote will be based on your instructions to the bank, broker or other nominee on how to vote the ordinary shares.

If I vote by proxy, can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time before the meeting either by filing with the Secretary of the Company at our principal offices a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your bank, broker or other nominee to find out how to do so.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place in order to solicit additional proxies in favor of the nominees to the Board of Directors, the persons named as proxies and acting thereunder will have discretion to vote on these matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the Annual Meeting.

What constitutes a quorum?

Pursuant to our existing Amended and Restated Bylaws, adopted as of July 6, 2015 (the “Bylaws”), in order for us to conduct the Annual Meeting, the holders of shares of common stock outstanding representing a majority of the voting power of all outstanding shares entitled to vote as of the Record Date of October 5, 2016, must be present at the Annual Meeting in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum.

What happens if a quorum is not present?

Pursuant to our Bylaws, if a quorum is not present, the Annual Meeting will be adjourned to such day and at such time and place as the Chairman of the Annual Meeting may determine. At the adjourned meeting the stockholders may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting, but otherwise notice of the adjournment is not required.

How will votes be counted?

For Proposal No. 1 (the election of directors), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” for one or more of the nominees. For the other items of business (Proposals Nos. 2-5), you may vote “FOR”, “AGAINST” or “ABSTAIN.” Broker non-votes and abstentions will have the effect as described in each of the proposals as described below.

Proposal No. 1: To Reelect Seven Directors to Serve on the Board of Directors Until the 2017 Annual Meeting of Stockholders or Until Their Respective Successors Are Elected and Qualified:  Pursuant to our Bylaws, the nominees for reelection to the Board of Directors who receive a  plurality of “FOR” votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected. “WITHHELD” votes will be counted as present for the purposes of this vote, but will have no effect on the outcome of the proposal. Brokers, banks and other financial institutions cannot vote your stock on your behalf for the election of directors if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 2: To Adopt the Differential Brands Group Inc. 2016 Stock Incentive Compensation Plan (the “2016 Plan”) and to Approve the Material Terms of the Performance Goals of the 2016 Plan Under Section 162(m) of the Internal Revenue Code of 1986, as Amended:  Pursuant to our Bylaws and the rules of The Nasdaq Stock Market LLC (“Nasdaq”), the adoption of the 2016 Plan and related performance goals requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether this proposal has been approved. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 3: To Approve the Issuance of More Than 19.99% of our Outstanding Common Stock in accordance with the Stockholder Approval Requirements of Nasdaq Listing Rule 5635(d) in One or More Private Placements: Pursuant to our Bylaws and the rules of Nasdaq, the adoption of a more-than-19.99% common stock issuance requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether this proposal has been approved. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 4: To Approve Amendments to our Bylaws to Permit Any Action Required or Permitted to Be Taken by Stockholders at an Annual or Special Meeting of Stockholders to Be Effected by Written Consent in Lieu of a Meeting: Pursuant to our Bylaws, the adoption of certain amendments to the Bylaws requires the approval of a majority of the total number of directors of the Board, including vacancies, but the Board may not amend our Bylaws to take action reserved exclusively for stockholders under Delaware corporate law. Further, our Bylaws may be amended by our stockholders, and Board-adopted amendments may be amended or repealed by our stockholders.

Our Board has adopted, subject to approval of our stockholders, certain amendments to our Bylaws to provide procedures for action to be taken by stockholders by written consent in lieu of a meeting. To obtain stockholder approval, the adoption of these amendments requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether this proposal has been approved. Brokers, banks and other financial institutions cannot vote your stock on your behalf for this proposal if you have not provided instructions on your voting instruction form; for your vote to be counted, you must submit your voting instructions to your broker or custodian. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

Proposal No. 5: To Ratify the Appointment of CohnReznick LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016:  Ratification of the appointment of our independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the votes cast by holders of our common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will not be counted in determining whether this proposal has been approved. Broker non-votes will be counted as present and are entitled to vote on the proposal. If you hold your shares in street name and do not provide voting instructions to your broker, the shares may be voted on this proposal at the discretion of your broker.

How will my shares be voted if I do not provide instructions on the proxy card?

Stockholders of Record. If you hold your shares directly in your own name, your shares will not be voted if you do not vote them or provide a proxy. If you hold your shares directly in your own name and you sign and return your proxy card (including over the internet or by telephone) but do not include voting instructions, your proxy will be voted as the Board of Directors recommends on each proposal.

Beneficial Owners. If you hold your shares in “street name” and do not provide voting instructions to your bank, broker or other nominee, your broker may vote your shares on “routine” matters even if you do not provide a proxy. The only routine matter to be voted on at the Annual Meeting is the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 5). If a bank, broker or other nominee votes your shares on these matters in accordance with these rules, your shares will count as present at the Annual Meeting for purposes of establishing a quorum and will count as “FOR” vote, abstention or “AGAINST” vote, as the case may be, depending on how the broker votes. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will count as present at the Annual Meeting for quorum purposes and will be voted in connection with the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2016, but will not count as a “FOR” vote for any other matter, including the election of the nominees for directors. Because banks, brokers and other nominees require their customers’ direction to vote on non-routine matters, it is critical that the stockholders provide their banks, brokers and other nominees with voting instructions with respect to the proposals involving non-routine matters (Proposals Nos. 1-4).

What is a broker non-vote?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the stockholder of record with voting instructions on any non-routine matters brought to a vote at the meeting.

Solicitation of Proxies

We will bear the expense of soliciting proxies. Our directors, officers and other employees may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specially compensated for such services. While we presently intend that solicitations will be made only by directors, officers and employees of the Company, we may also retain outside brokers, banks, custodians, nominees and other fiduciaries to assist in the solicitation of proxies. Any reasonable charges and expenses incurred in connection with the use of such outside solicitors will be paid by the Company.

Householding

To reduce the expense of delivering duplicate proxy materials to our stockholders, we are relying on the Securities and Exchange Commission (the “SEC”) rules that permit us to deliver only one set of proxy materials, including our proxy statement, our Annual Report on Form 10-K for the fiscal year ended November 30, 2015 and the notice of annual meeting, to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Each stockholder retains a separate right to vote on all matters presented at the Annual Meeting. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Annual Report on Form 10-K for the fiscal year ended November 30, 2015 or other proxy materials, free of charge, or if you wish to receive separate copies of future annual reports or proxy materials, please mail your request to Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022, attention: Lori Nembirkow, or call us at +1 (323) 890-1800.

Stockholder List

For at least ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the Annual Meeting, during ordinary business hours at our principal executive offices located at 1231 S. Gerhart Avenue, Commerce, California 90022. The list will also be available for examination at the Annual Meeting.

Voting Results of the Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four business days following the Annual Meeting and will be reported on our website at http://www.differentialbrandsgroup.com/.

Proposal No. 1 — To Reelect Seven Directors to Serve on the Board of Directors
Until the 2017 Annual Meeting of Stockholders or Until Their Respective
Successors Are Elected and Qualified

Background of the Proposal

Upon recommendation of the Nominating and Governance Committee, our Board of Directors has nominated seven directors to serve until the annual meeting of stockholders to be held in 2017 (the “2017 Annual Meeting of Stockholders”) and until their successors have been elected and qualified. Pursuant to our Bylaws, each member of our Board of Directors is elected at the annual meeting of stockholders and serves until the next annual meeting of stockholders or until a successor has been elected and qualified or his or her earlier death, resignation or removal. Additionally, our Bylaws provide that the number of directors of the Company shall be fixed from time to time exclusively by the Board, which is currently seven. All seven nominees listed below currently serve on our Board.

As previously reported in our Current Report on Form 8-K filed with the SEC on January 29, 2016, we completed the acquisition (the “RG Merger”) of all of the outstanding equity interests of RG Parent LLC and its subsidiaries (“RG” or “Robert Graham”), a business engaged in the design, development, sales and licensing of apparel products and accessories that bear the brand name Robert Graham® on January 28, 2016. In connection with the completion of the RG Merger, Samuel J. Furrow resigned from his position as Interim Chief Executive Officer and Chairman of the Board of Directors, and each of Joanne Calabrese and Suhail R. Rizvi resigned as directors of the Company. On January 28, 2016, pursuant to the Stock Purchase Agreement and the Certificate of Designation, and in connection with the consummation of the RG Merger, TCP Denim, LLC designated Matthew Eby, William Sweedler and Andrew Tarshis to serve together with the Company’s continuing directors, Kelly Hoffman and Kent Savage. The Board of Directors then appointed Walter McLallen and Michael Buckley as directors of the Company and William Sweedler as Chairman of the Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. In accordance with Article III of our Bylaws, vacancies are filled by a majority vote of the remaining Board of Directors or by a sole remaining director. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

As set forth in our Bylaws, the election of directors to the Board is determined by a plurality of the votes cast by the stockholders present and entitled to vote. This means that the seven nominees receiving the highest numbers of “FOR” votes cast at the Annual Meeting will be elected as directors.

The table and biographies below set forth information as of the date of this Proxy Statement with respect to the director nominees, all of whom are currently directors of the Company.

Name	Age	Positions	Independent (Y/N)	Director Since
William Sweedler	49	Chairman of the Board of the Company; Co‑Founder and Managing Partner, Tengram Capital Partners	Y	2016
Michael Buckley	53	Chief Executive Officer and Director of the Company	N	2016
Matthew Eby	45	Director of the Company; Co‑Founder and Managing Partner, Tengram Capital Partners	Y	2016
Kelly Hoffman	58	Director of the Company; Chief Executive Officer and Director, Ring Energy, Inc.	Y	2004
Walter McLallen	50	Director of the Company; Managing Director, Meritage Capital Advisors	Y	2016
Kent Savage	54	Director of the Company; General Partner, Savage Interests LP; Chief Executive Officer, Icon.me, LLC	Y	2003
Andrew Tarshis	50	Director of the Company; Chief Operating Officer/Chief Compliance Officer and Partner, Tengram Capital Partners	Y	2016

William Sweedler has served as Chairman of our Board of Directors since January 2016. Since January 2011, Mr. Sweedler has been a Co-Founder and General Partner of Tengram Capital Partners L.P. (“Tengram Capital Partners”), a consumer private equity firm formed to invest in the consumer and retail sectors. Tengram is also currently our largest stockholder, as discussed further in “Security Ownership of Certain Beneficial Owners and Management” below. Prior to his tenure at Tengram Capital Partners, Mr. Sweedler was the founder and Chief Executive Officer of Windsong Brands, a diversified brand development and investment company that specialized in the acquisition, growth, licensing, and comprehensive management of consumer branded intellectual property and businesses. Mr. Sweedler is currently Chairman of the Board of Sequential Brands Group, Inc. (Nasdaq: SQBG), as well as a director at the following privately-held companies: NEST Fragrances, Tommie Copper, Luciano Barbera and Zanella. Prior to founding Windsong Brands, he was President and Chief Executive Officer of Joe Boxer, a wholly-owned division of the Iconix Brand Group (Nasdaq: ICON) of which he was also an Executive Vice President and Director. Mr. Sweedler has a B.S. in Finance and Investments from Babson College with a BS in Finance and Investments. With over 25 years of experience in the consumer sector as an operator and strategic investor, Mr. Sweedler brings strategic vision and guidance to the Company as Chairman of our Board of Directors.

Michael Buckley has served as a member of our Board of Directors and our Chief Executive Officer since January 2016. Prior to the RG Merger, Mr. Buckley served as Chief Executive Officer of Robert Graham since June 2011. From 2006 to 2010, Mr. Buckley served as the President of True Religion Apparel Inc. From 2001 to 2005, Mr. Buckley served as President and Chief Executive of North American operations for the Ben Sherman Group. From 1996 to 2001, Mr. Buckley served as Vice President of Diesel USA, a retail apparel company, where he oversaw all U.S.-based retail and financial operations of Diesel® Jeans U.S.A. Mr. Buckley’s experience with the management of all aspects of operations of an apparel company provides us with leadership and guidance across all aspects of our operations.

Matthew Eby has served as a member of our Board of Director since January 2016. Since January 2011, Mr. Eby has been a Co-Founder and General Partner of Tengram Capital Partners where he is responsible for originating, underwriting and monitoring of investments and co-manages the daily activities of the firm. Mr. Eby serves as Chairman of NEST Fragrances and Deva Curl and is a member of the board of directors of Laura Geller Beauty. Prior to founding Tengram, Mr. Eby was the founder and Chief Investment Officer of JAWS Estates Capital, the private investment office of Barry Sternlicht and the Sternlicht family. In 2009, on behalf of Starwood Capital Group, he led the initial public offering of Starwood Property Trust (NYSE: STWD), a mortgage real estate investment trust focused on commercial real estate properties, that raised over $930 million. Prior to founding JAWS, Mr. Eby was an associate at Morgan Stanley where he helped to found a group designed to facilitate interaction between the Investment Banking Division and the High Net Worth and Retail Divisions. Before entering the investment industry, Mr. Eby served five years as an officer in the U.S. Navy. Mr. Eby holds an M.B.A. from Harvard Business School and a B.Sc. from the United States Naval Academy. Mr. Eby’s experience with the management of investments and operating activities of brands provides us with guidance as we manage the integration between Robert Graham and Hudson, as well as review other potential strategic acquisitions.

Kelly Hoffman has served as a member of our Board of Directors since June 2004. Since January 2013, Mr. Hoffman has served as the Chief Executive Officer and Director of Ring Energy, Inc. (NYSE: REI), an oil and gas exploration, development and production company with operations in Texas and Kansas. From December 2011 until January 2013, Mr. Hoffman served as a consultant to numerous companies in the oil and gas industry. From April 2008 until December 2011, Mr. Hoffman served as President of Victory Park Resources, a privately held exploration and production company specializing in the acquisition of oil and gas producing properties in Oklahoma, Texas and New Mexico. From 1998 until September 2009, Mr. Hoffman served as Chairman of the Board of Directors and Chief Executive Officer of Varsity Media Group Inc., a technology and new media company. From 1991 until 1998, Mr. Hoffman owned AOCO Operating, a company that raised capital for the acquisition of property in Texas, Louisiana and New Mexico whereby he purchased over 20,000 acres and drilled over 75 successful oil wells. Mr. Hoffman began his oil and gas career at Amoco Production Company in Texas in various positions. Mr. Hoffman attended Texas Tech University and majored in Business Administration. Mr. Hoffman’s experience with starting up, raising capital and running various companies provides us with practical knowledge and guidance on operations.

Walter McLallen has served as a member of our Board of Director since January 2016. Since 2004, Mr. McLallen has served as the Managing Director of Meritage Capital Advisors. Mr. McLallen also has extensive board and organizational experience across numerous corporate and non‑profit boards, including, most recently, serving as Vice Chairman of Remington Outdoor Company, a billion-dollar consumer products company for over nine years. At Remington Outdoor Company, Mr. McLallen also served on the executive committee, audit committee, compensation committee, and investment and benefits committee. In addition, since 2016, Mr. McLallen has also served as a member of the board of directors of AerCap Holdings N.V. (NYSE:AER), a global leader in aircraft leasing. Mr. McLallen holds a B.A. from the University of Illinois Urbana-Champaign. Mr. McLallen’s experience with over 25 years in the investment banking, corporate finance advisory, capital markets and financial sector, including significant exposure to financial reporting, accounting, finance, risk management and portfolio management across a broad section of industries, provides us with expertise and guidance on financial and public company reporting requirements.

Kent Savage has served as a member of our Board of Directors since July 2003. Since 2000, Mr. Savage has served as the General Partner of Savage Interests LP, a limited partnership for investments. Since 2012, Mr. Savage has also served as co-founder and Chief Executive Officer of Icon.me, LLC. From June 2005 until 2010, Mr. Savage served as Founder and Chief Executive Officer of Famecast, Inc., a privately-held interactive branded entertainment and contest management company. From January 2004 until June 2005, Mr. Savage served as Chief Executive Officer for Digital Lifestyles Group, Inc., a publicly-traded manufacturer and distributor of personal computers, and in connection, Mr. Savage created the hip-e™ computer. Between February 2003 and January 2004, Mr. Savage served in various consulting capacities to start-up companies. From September 2002 until February 2003, Mr. Savage served as Co-Founder, Chief Sales and Marketing Officer for TippingPoint Technologies (Nasdaq: TPTI), which was later acquired by 3Com. From February 1999 until August 2001, Mr. Savage served as co-founder, Chief Executive Officer and President for Netpliance, Inc., which completed an initial public offering (Nasdaq: NPLI). From April 1998 until February 1999, Mr. Savage served as General Manager, Broadband for Cisco Systems Inc. Service Provider Line of Business. From July 1996 until April 1998, Mr. Savage served as Vice President, Sales and Marketing for NetSpeed, Inc., which was acquired by Cisco Systems (Nasdaq: CSCO). Mr. Savage received his B.S. degree in Business from Oklahoma State University, attended University of Virginia’s Executive Leadership Program, and received his M.B.A. degree from Southern Methodist University. Mr. Savage’s extensive experience as an officer and director at other public companies brings valuable experience and insight regarding our financial and accounting matters, which are also key to his role as chairman of our Audit Committee.

Andrew Tarshis has served as a member of our Board of Director since January 2016. Since January 2011, Mr. Tarshis has served as a Partner of Tengram Capital Partners, as well as its Chief Operating Officer and Chief Compliance Officer since 2013. Prior to joining Tengram, Mr. Tarshis was Executive Vice President and General Counsel at Iconix Brand Group, Inc. (Nasdaq: ICON), a brand management and licensing company, where he was involved in all aspects of the Company’s strategic and legal affairs, including M&A, financing, licensing and intellectual property, governance, securities and other regulatory and compliance matters. Prior to joining Iconix, Mr. Tarshis served as Senior Vice President and General Counsel for Windsong Allegiance Group, LLC, former owner of the Joe Boxer and Hathaway brands, and as a corporate attorney for Toys R Us, Inc., specializing in intellectual property. Mr. Tarshis currently serves on the boards of directors of clothing and accessories companies Luciano Barbera and Zanella and luxury cosmetics and skin care company Cos Bar. Mr. Tarshis received his J.D. from the University of Connecticut School of Law and his B.A. from the University of Michigan, Ann Arbor. Mr. Tarshis’s experience with the management of all aspects of strategic and legal affairs provides us with guidance and brings valuable experience and insight into all legal matters related to our operations and reporting requirements as a public company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Executive Officers

The table and biographies below set forth information as of the date of this Proxy Statement with respect to our executive officers.

Name	Age	Position
Michael Buckley	53	Chief Executive Officer and Director of the Company (Principal Executive Officer)
Hamish Sandhu	53	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Peter Kim	46	Chief Executive Officer of Hudson subsidiary

Michael Buckley has served as Chief Executive Officer and a member of our Board of Directors since January 2016. For more information, see Mr. Buckley’s full biography under “Proposal No. 1. Election of Directors.”

Hamish Sandhu has served as our Chief Financial Officer since August 2007. From January 2006 until August 2007, Mr. Sandhu was Chief Financial Officer of California Tan, Inc., a consumer products company manufacturing and marketing lotion and equipment to the indoor tanning industry. From September 2001 until December 2005, Mr. Sandhu was Chief Financial Officer of Ancra International LLC, a manufacturer of aircraft cargo systems and trucking restraint products.

Peter Kim has served as the Chief Executive Officer of Hudson Clothing LLC, our wholly-owned subsidiary (“Hudson”), since its acquisition by us in September 2013. Hudson owns the businesses associated with our Hudson® brand. Mr. Kim founded Hudson and has been its Chief Executive Officer and a member of its board of directors since 2002.

Board Meetings and Board Committee Information

Board Meetings

Our Board of Directors manages us through board meetings and through its committees. During our fiscal year ended November 30, 2015 (“fiscal 2015”) our Board of Directors held 30 meetings, including one meeting by unanimous written consent. Each incumbent director attended at least 75% of all the meetings of the Board of Directors and the committees on which such director served. Although we do not have a formal policy regarding attendance at our annual meeting of stockholders, we attempt to accommodate the schedules of each member of our Board of Directors in choosing a date for our annual meeting of stockholders and our annual meeting of our Board of Directors. Directors are generally in attendance at the annual meeting of stockholders. Four members of our Board of Directors attended our annual meeting of stockholders in 2015 (the “ 2015 Annual Meeting of Stockholders”) in person.

In accordance with our Corporate Governance Guidelines, non-management directors also meet as needed in executive sessions without management present, with at least one such meeting a year attended only by independent directors. The Chairman of the Board presides over these executive sessions. During fiscal 2015, our non-management met nine times in executive session, all of which meetings were comprised of only independent directors. We also formed a special committee to review and discuss proposals related to our recapitalization in light of our financial condition prior to the RG Merger, which met 25 times during fiscal 2015.

Committees and Committee Charters

The Board of Directors has established a separately designated audit committee (the “Audit Committee”), compensation and stock option committee (the “Compensation and Stock Option Committee”) and nominating and governance committee (the “Nominating and Governance Committee”) of the Board of Directors. Our Board of Directors may also establish special committees from time to time to perform specifically delegated functions. The Board of Directors has adopted a written charter that governs the conduct and responsibilities of each of the Audit Committee, Compensation and Stock Option Committee and Nominating and Governance Committee, copies of which may be found on our website at www.differentialbrandsgroup.com/ in the section titled “Investor Information—Corporate Governance.” You may also request printed copies of the charter(s) by sending written request to the Secretary at the address set forth on the cover of this Proxy Statement. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

The following table identifies the current members of our Board serving on the Audit Committee, the Compensation and Stock Option Committee and the Nominating and Governance Committee.

Name	Audit	Compensation and Stock Option	Nominating and Governance
Matthew Eby			Chair
Kelly Hoffman	X
Walter McLallen	X	X
Kent Savage(1)	Chair		X
William Sweedler		Chair	X
Andrew Tarshis		X

(1)	Mr. Savage has been designated to be an “audit committee financial expert” as such term is defined in the rules and regulations of the SEC.

Audit Committee

The Audit Committee is currently comprised of Messrs. Hoffman, McLallen and Savage. Mr. Savage serves as Chairman of the Audit Committee. The Audit Committee met or acted through written consent a total of six times in fiscal 2015.

The principal responsibility of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists our Board of Directors in monitoring (1) our accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor (including pre-approval of audit and non-audit services to be performed by the independent auditor), (2) the integrity of our financial statements, (3) our systems of internal control regarding finance and accounting and (4) our compliance with legal and regulatory requirements. Our Audit Committee is also responsible for reviewing with management our major risk exposures and our risk assessment and risk management programs. As discussed above, the Audit Committee has a charter that details its duties and responsibilities, which was adopted by our Board of Directors on November 21, 2013.

Currently, all Audit Committee members are “independent” under applicable Nasdaq listing standards and rules and regulations of the SEC, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that each member of the Audit Committee has sufficient knowledge and understanding of the Company’s financial statements to serve on the Audit Committee and is financially literate within the meaning of Nasdaq listing standards as interpreted by the Board. Mr. Savage has been designated to be an “audit committee financial expert” as such term is defined under federal securities laws.

Compensation and Stock Option Committee

Currently, the Compensation and Stock Option Committee, is comprised of Messrs. McLallen, Sweedler and Tarshis. Mr. Sweedler serves as Chairman of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee met or acted through written consent a total of four times in fiscal 2015.

The Compensation and Stock Option Committee’s responsibilities include determining the compensation of our Chief Executive Officer and other executive officers, reviewing and approving employment agreements, severance arrangements, change in control provisions and special or supplemental benefits applicable to our Chief Executive Officer and other executive officers and, in consultation with senior management, recommending to the Board of Directors for the Board’s approval our general compensation philosophy and objectives. Additionally, the Compensation and Stock Option Committee reviews and approves incentive compensation and equity-based plans, as well as compensation plans, policies and benefit programs applicable to employees generally, and administers our equity-based compensation plans. In connection with its deliberations, the Compensation and Stock Option Committee seeks the views of management with respect to appropriate compensation levels of the other officers and directors and may recruit compensation consultants, outside counsel and other advisers as it deems necessary to provide independent advice regarding market trends and other competitive considerations, and has the sole authority to compensate and oversee the work of such consultants, outside counsel and other advisers. During fiscal 2015, the Compensation and Stock Option Committee did not retain the services of compensation consultants to determine or recommend the amount or form of executive and director compensation. As discussed above, the Compensation and Stock Option Committee has a charter that details its duties and responsibilities, which was adopted by our Board of Directors on November 21, 2013.

In setting the level of cash and equity compensation, the Compensation and Stock Option Committee considers various factors, including our overall performance and the individual’s performance during the year, the uniqueness and relative performance of the executive’s skill set, the expected future contribution to us and competitive conditions. In addition, the Compensation and Stock Option Committee considered the affirmative “say on pay” vote at our annual meeting of stockholders held in 2011 and again at our annual meeting of stockholders held in 2014 and the affirmative golden parachute “say on pay” vote at our 2015 Annual Meeting of Stockholders, and continued to apply the same principles in determining the amounts and types of executive compensation. In addition, our Compensation and Stock Option Committee reviews compensation for our Chief Executive Officer, and considers the recommendation by the Chief Executive Officer for the other Named Executive Officers (as defined below) other than the Chief Executive Officer. As set forth in our Compensation and Stock Option Committee’s charter, the Chief Executive Officer may not be present during voting or deliberations on his compensation.

Currently, all Compensation and Stock Option Committee members are “independent” under applicable Nasdaq listing standards, including the enhanced independence requirements applicable to members of compensation committees.   The Compensation and Stock Option Committee also has the ability to delegate its duties as necessary and appropriate, including the ability to delegate certain of its responsibilities under our equity based compensation plans.

Nominating and Governance Committee

The Nominating and Governance Committee is currently comprised of Messrs. Eby, Savage and Sweedler. Mr. Eby serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee met a total of one time in fiscal 2015.

The principal responsibilities of the Nominating and Governance Committee are (1) assisting our Board of Directors in identifying individuals qualified to serve as members of our Board of Directors, (2) developing and recommending to our Board of Directors a set of corporate governance guidelines, and (3) overseeing the evaluation of our Board of Directors and management. In that regard, the Nominating and Governance Committee also has primary responsibility to recommend to our Board of Directors the director nominees for election by the stockholders at meetings of stockholders and for filling any vacancies and newly created directorships, to periodically review and make recommendations regarding the composition and size of our Board of Directors and committees, to review and make recommendations to our Board of Directors with respect to director compensation, to lead the Board’s annual self-evaluation process, to annually recommend to the Board the chairpersons and members of the Board’s committees and to oversee director orientation and continuing education programs.

As discussed above, the Nominating and Governance Committee has a charter that details its duties and responsibilities, which was adopted by our Board of Directors on November 21, 2013. Currently, all Nominating and Governance Committee members are “independent” under Nasdaq listing standards.

Corporate Governance Matters

Director Nominations

Directors may be nominated by the Board or stockholders in accordance with the Company’s Bylaws. The Nominating and Governance Committee is responsible for developing criteria for the selection of, and recommending to the Board candidates for, new directors for election at stockholder meetings and nominees for vacancies and for reviewing such director candidates, including those nominated by stockholders. The Board’s and Nominating and Governance Committee’s methods for choosing candidates for election to the Board of Directors (other than those formally nominated by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including existing members of the Board of Directors, executive officers, individuals personally known to the members of the Board of Directors and other research. We may also from time to time retain one or more third-party search firms to identify suitable candidates.

In evaluating the suitability of candidates, the Nominating and Governance Committee may take into account many factors, including the potential candidate’s judgment, experience, independence, character, business acumen and such other factors as the Nominating and Governance Committee concludes are pertinent in light of the current needs of our Board of Directors, including an incumbent’s past performance, attendance at meetings and participation in and contributions to the activities of our Board of Directors. Our Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate’s personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate’s chosen field. Each candidate should be prepared to participate fully in our Board of Directors’ activities, including attendance at and active participation in meetings of our Board of Directors. Our Board of Directors has no stated specific minimum qualifications that must be met by a candidate for a position on our Board of Directors.

We have no formal policy on diversity; however, our Board of Directors believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. To date, no more specific criteria has been developed other than that set forth in the charter of the Nominating and Governance Committee and our Corporate Governance Guidelines.

There is no specific procedure outlined in the charter for the Nominating and Governance Committee or the Corporate Governance Guidelines to consider recommendations by common stockholder for candidates on our Board of Directors, but such recommended candidates will be considered in accordance with the principal responsibilities of the Nominating and Governance Committee, our Bylaws, our Corporate Governance Guidelines and all applicable rules and regulations relating to such nominations by our common stockholders. Any recommendations by stockholders for nominations to our Board of Directors are evaluated in a manner similar to how the Nominating and Governance Committee considers all directors.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that describe, among other matters, the role of the Board of Directors, Board of Directors composition and selection, director independence and other director qualifications, selection of the Chairman and Chief Executive Officer, our majority voting standard, committees of the Board of Directors, meetings of the Board of Directors, director responsibilities, director compensation, annual performance evaluations, succession planning and the process for stockholders or other interested parties to communicate with our Board of Directors. A copy of the Corporate Governance Guidelines, as amended from time to time, can be found on our website at www.differentialbrandsgroup.com/ in the section titled “Investor Information—Corporate Governance.”

Board Leadership Structure

Our Board of Directors is led by our Chairman of the Board and our Company is led by our Chief Executive Officer. In accordance with our Corporate Governance Guidelines, our Board of Directors believes that whether to have the same person occupy the offices of Chairman and Chief Executive Officer should be decided by the Board of Directors, from time to time, in its business judgment after considering relevant circumstances. We currently separate the offices of Chairman of the Board and Chief Executive Officer.

We believe that, under normal circumstances, separating the role of Chairman and Chief Executive Officer promotes balance between the oversight function of the Board of Directors and our operational and strategic direction undertaken by our Chief Executive Officer. We believe that this separation also balances the leadership in the boardroom and at the Company in its day-to-day operational activities. Our Board of Directors will periodically make a determination as to the appropriateness of this policy, including in connection with the recruitment and succession of the Chairman and/or Chief Executive Officer.

In addition, all of our committees have separate committee chairpersons that act as the presiding chair at the particular committee meetings. All members are free to request items for inclusion on the agenda at meetings and have an opportunity to bring up any items of discussion at any time among the Board of Directors or with management.

Compensation of Directors and Officers

The Compensation and Stock Option Committee determines the compensation to be paid to our officers and directors, with recommendations from management as to the amount and/or form of such compensation. The Nominating and Corporate Governance Committee also makes recommendations to our Board regarding director compensation.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Business Conduct and Ethics for all of our directors, officers and employees on May 22, 2003. Our Code of Business Conduct and Ethics is available on our website at www.differentialbrandsgroup.com in the section titled “Investor Information — Corporate Governance,” or you may request a free copy of our Code of Business Conduct and Ethics from our Chief Compliance Officer at our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022 or by calling +1 (323) 890-1800. You may also find a copy of our Code of Business Conduct and Ethics filed as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended November 29, 2003 filed with the SEC on February 27, 2004.

To date, there have been no waivers under our Code of Business Conduct and Ethics. We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waiver granted from a provision of such code on our website at www.differentialbrandsgroup.com within the same time frame that would otherwise be required by a Current Report on Form 8-K.

Stockholder Nominations

Our Bylaws provide that nominations of persons for election as directors at a meeting of stockholders at which directors are to be elected may be made by or at the direction of the Board of Directors or by a stockholder, as set forth below.

For a stockholder to properly bring before an annual meeting a nomination or nomination(s) for election to the Board of Directors, the stockholder must have given timely notice including all of the information regarding the nominee(s) and the stockholder giving the notice, as mandated by our Bylaws, must have been a stockholder of record on the date of giving notice, and must be entitled to vote for the election of directors at the annual meeting. To be timely, such notice must be received by the Secretary of the Company at our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 10022 not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, under the terms of our Bylaws, notice by the stockholder must be (i) no earlier than the opening of business on the 120th day before the annual meeting and (ii) not later than the later of the close of business on the 90th day before the annual meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the annual meeting.

For a stockholder to properly bring before a special meeting a nomination or nomination(s) for election to the Board of Directors,the stockholder’s notice must be received by the Secretary of the Company at our principal executive offices at the address referenced above (i) not earlier than the opening of business on the 120th day prior to the meeting and (ii) not later than the close of business on the 90th day before the meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the special meeting.

Pursuant to our Bylaws, because this Annual Meeting is being held more than 30 days before the anniversary date of the 2015 Annual Meeting of Stockholders, written notice from stockholders was required to be received by the close of business on October 13, 2016, which was the ninth day following the day on which the Company first publicly announced the date of the Annual Meeting.

If the number of directors to be elected to the Board of Directors at an annual meeting is increased, and the Company does not publicly announce the names of the nominees for the additional directorships before the close of the 90th day prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will be considered timely, but only with respect to nominees for the additional directorships, if the notice is received by the Secretary of the Company at the principal executive offices of the Company at the address referenced above by the close of business on the tenth day following the day on which the Company first publicly announces the nominees for additional directorships.

Director Independence

Currently, the following six out of seven members of our Board of Directors are considered “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC:

•	Matthew Eby;
•	Kelly Hoffman;
•	Walter McLallen;
•	Kent Savage;
•	William Sweedler and
•	Andrew Tarshis.

In making its determination that the foregoing directors are independent, the Board of Directors considered all relevant facts and circumstances. As required under Nasdaq listing standards, in making its determination of independence, the Board of Directors considered whether the director had a relationship with the Company which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the Nasdaq definition of independent director includes a series of objective tests which were considered by the Board. Specifically, a member of the Board of Directors may be considered independent if such member:

•	a director who is, or at any time during the past three years was, employed by the Company;
•

a director who accepted, or who has a family member who accepted, any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
•

a director who is, or has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

•

a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity; or

•

a director who is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

There are no current transactions with members of the Board of Directors that needed to be considered for any impact on the respective member’s independence. All current members of our Audit Committee, Compensation and Stock Option Committee and Nominating and Governance Committee are considered to be independent based on the applicable rules of Nasdaq and the SEC. The remaining member of our Board, Mr. Buckley, is not considered independent because he is employed by the Company as its Chief Executive Officer.

Communications with the Board of Directors

Stockholders may contact an individual director, the Board of Directors as a group, or a specified Board of Directors committee or group, including the independent directors as a group, by mail, addressed to our corporate office at 1231 S. Gerhart Avenue, Commerce, California 90022, or by email addressed to board@differentialbrandsgroup.com. Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of the communication. The Secretary will initially receive and process communications before forwarding them to the addressee. Our policy on communications with the Board of Directors is contained in our Corporate Governance Guidelines, which can be found on our website at www.differentialbrandsgroup.com in the section titled “Investor Information—Corporate Governance.”

The Board’s Role in Risk Oversight

Our Board of Directors oversees our risks in an enterprise-wide approach to understand our material enterprise risks, including operational, financial, strategic, compliance and reputational risks. First, we have a fully independent Audit Committee that is primarily responsible for reviewing with management our major risk exposures and our risk assessment and risk management programs, including our financial risks. Our Audit Committee meets on a quarterly basis and as needed with management and our internal audit consultants to review and discuss these matters. In addition, at the invitation of the Audit Committee, other members of the Board of Directors and management team are also present at these meetings to participate in the discussion on our most significant risks and exposure to risks and the evaluation of these matters to ensure consensus and mutual understanding between our Board of Directors and management. Finally, each of our committees considers their own particular set of risks associated with its responsibilities.

Director Compensation

Historically, our non-employee directors have been compensated for service through an equity grant or on a cash basis. Our non-employee directors are not compensated in any other manner; however, they are reimbursed for travel and business expenses associated with attending our annual meeting of stockholders or other in-person meetings if the director’s schedule permits such attendance.

On January 15, 2016, the Compensation and Stock Option Committee of the Board of Directors approved a cash payment of $98,000 to each of the directors for their service in 2015. The following table summarizes compensation paid to our non-employee directors during the fiscal year ended November 31, 2015. This table does not provide information regarding director compensation to incumbent non-employee directors and director nominees William Sweedler, Matthew Eby, Walter McLallen and Andrew Tarshis, as each of them has served on our Board of Directors only since January 28, 2016.

Board of Director Fees

	Issued for 2015
Name	Fees earned or paid in cash	Stock Awards	Total
Samuel J. Furrow(1)	$98,000	$—	$98,000
Suhail Rizvi(2)	98,000	—	98,000
Kent Savage	98,000	—	98,000
Joanne Calabrese(3)	98,000	—	98,000
Kelly Hoffman	98,000	—	98,000
	$490,000	$—	$490,000

(1)	Mr. Furrow resigned from his position as Interim Chief Executive Officer and Chairman of the Board of Directors on January 28, 2016, in connection with the completion of the RG Merger.

(2)	Mr. Rivzi resigned from his position as director of the Company on January 28, 2016, in connection with the completion of the RG Merger.
(3)	Ms. Calabrese resigned from her position as director of the Company on January 28, 2016, in connection with the completion of the RG Merger.

Other than the cash payment of $98,000 to Mr. Furrow for his board service in 2015, during which period he also served as interim chief executive officer, members of our Board of Directors who are employees receive no additional compensation for service as members of our Board of Directors. Members of our Board of Directors who also serve on one or more committees of our Board of Directors do not receive any additional compensation for such service.

Executive Compensation

Overview

This Executive Compensation section focuses on the following: (1) the objectives of the executive compensation policies and practices; (2) the objectives that the compensation program is designed to reward; (3) each element of compensation; (4) the rationale for each element of compensation; (5) the methodologies utilized by us in determining the amounts to pay for each element; and (6) how an element of compensation and our rationale for each element fit together within our overall compensation objectives. This discussion relates to our Principal Executive Officer, Principal Financial Officer, and current and former certain executive officers, or collectively, our Named Executive Officers.

For our fiscal year ended November 30, 2015, our Named Executive Officers include:

•	Samuel J. Furrow, Former Interim Chief Executive Officer and Chairman of the Board of Directors
•	Samuel Joseph Furrow, Jr., Former Interim Chief Executive Officer
•	Marc B. Crossman, Former Chief Executive Officer and President
•	Hamish Sandhu, Chief Financial Officer
•	Joseph M. Dahan, Former Creative Director
•	Peter Kim, Chief Executive Officer of Hudson

Effective January 19, 2015, Marc B. Crossman resigned as our Chief Executive Officer and President. Also effective January 19, 2015, the Board of Directors appointed Samuel Joseph Furrow, Jr. to the position of Interim Chief Executive Officer. Effective February 11, 2015, Samuel Joseph Furrow, Jr. resigned as our Interim Chief Executive Officer and the Board of Directors appointed Samuel J. Furrow as our Interim Executive Officer. In connection with the completion of the Joe’s Asset Sale (as defined below), effective September 11, 2015, Joseph M. Dahan resigned as our Creative Director and Director. In connection with the completion of the RG Merger, effective January 28, 2016, Samuel J. Furrow resigned as our Interim Executive Officer and Chairman of the Board of Directors and the Board of Directors appointed Michael Buckley as Chief Executive Officer.

“Say on Pay” Vote

At our annual meeting of stockholders held on May 8, 2014, our stockholders were asked to consider and vote on a resolution approving the compensation of our Named Executive Officers, commonly referred to as “say on pay.” A substantial majority of our stockholders approved the compensation of our Named Executive Officers, with approximately 76% of the votes cast in favor of that “say on pay” resolution. While we are pleased with our stockholder support, we will continue to actively evaluate our executive compensation program.

Compensation Philosophy

Our executive compensation program is designed to provide proper incentive to management to maximize performance in order to encourage creation of stockholder value and achievement of strategic corporate objectives, attract and retain qualified, skilled and dedicated executives on a long-term basis, reward past performance and provide incentives for future performance.

In keeping with these objectives, our goal is to (1) align the interests of the executive officers with the interests of our stockholders, (2) ensure the long-term commitment of our management team, and (3) ensure accountability for both our overall performance and the individual’s performance and contribution.

In setting the level of cash and equity compensation, the Compensation and Stock Option Committee of our Board of Directors considers various factors, including our overall performance and the individual’s performance during the year, the uniqueness and relative performance of the executive’s skill set, the expected future contribution to us and competitive conditions. In addition, the Compensation and Stock Option Committee considered our stockholders’ affirmative ‘say on pay’ vote at our annual meeting in October 2011 and again in May 2014 and continued to apply the same principles in determining the amounts and types of executive compensation. In addition, our Compensation and Stock Option Committee reviews compensation for our Chief Executive Officer, and considers the recommendation by the Chief Executive Officer for the other Named Executive Officers other than the Chief Executive Officer.

Elements of Compensation

Our compensation structure for our Named Executive Officers consists of a combination of (1) base salary, (2) long-term incentive awards primarily through grants of restricted stock and restricted stock units (“RSUs”) pursuant to our stock incentive plans, (3) company paid benefits, including medical insurance, dental insurance, 401(k) Plan, disability insurance, life insurance and flexible spending accounts, and (4) discretionary cash bonuses for certain of our Named Executive Officers. The Compensation and Stock Option Committee also takes into account certain change in control provisions available to our Named Executive Officers.

2016 Compensation

As described below in “Employment Contracts and Termination of Employment and Change in Control Arrangements,” we entered into an employment agreement with Mr. Buckley and a new employment agreement with Mr. Kim each of which became effective upon completion of the RG Merger on January 28, 2016. Also, on January 15, 2016, the Compensation and Stock Option Committee of the Board of Directors approved a cash bonus of $10,000 to Hamish Sandhu, our Chief Financial Officer.

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned by our Named Executive Officers for the fiscal years ended November 30, 2015 and 2014, respectively (rounded to the nearest thousand).

Name and Principal Position	Year	Salary (1)	Bonus	Stock awards(2)	All other compensation(3)	Total
Samuel J Furrow	2015	$—	$—	$—	$—	$—
Former Interim Chief Executive Officer and Chairman of the Board	2014	—	—	98,000(4)	—	98,000

Samuel Joseph Furrow, Jr.	2015	$18,000	$—	$15,000	$1,000	$34,000
Former Interim Chief Executive Officer	2014	—	—	—	—	—

Marc Crossman	2015	$475,000	$—	$222,000(5)	$19,000	$716,000
Former Chief Executive Officer and President	2014	463,000	—	429,000	24,000	916,000

Hamish Sandhu	2015	$299,000	$—	$—	$26,000	$325,000
Chief Financial Officer	2014	296,000	—	84,000	23,000	403,000

Joseph Dahan	2015	$318,000	$—	$—	$1,686,000(6)	$2,004,000
Creative Director	2014	317,000	—	—	3,042,000(6)	3,359,000

Peter Kim	2015	$500,000	$—	$—	$23,900	$523,900
Chief Executive Officer—Hudson Subsidiary	2014	500,000	—	—	22,000	522,000

(1)

Salary amount includes a payout for earned but unused vacation at the Named Executive Officer’s daily rate. In accordance with our employee handbook, all regular full‑time employees are eligible to be paid out for earned but unused vacation at the end of each fiscal year. Payout for fiscal 2014 and 2015 was made in January 2016 for Mr. Sandhu and upon termination of employment for all other Named Executive Officers.

(2)

Represents restricted common stock and RSUs issued pursuant to our Amended Stock Incentive Plan and reflects the grant date fair value dollar amount of compensation expense recognized by us in our financial statements for reporting purposes in accordance with Accounting Standards Codification 718, or ASC 718. For a discussion on the assumptions made regarding the valuation of the stock awards and option awards, please see

“Notes to Consolidated Financial Statements—Note 12—Stockholders’ Equity—Stock Incentive Plans” to our Annual Report on Form 10-K for the fiscal year ended November 30, 2015, filed with the SEC on February 29, 2016.

(3)	The following table details the components of this column:
Name and principal position	Year	Benefit of company paid health insurance(a)	401(k) match	Fixed Payments(b)	Total
Samuel J Furrow	2015	$—	$—	$—	$—
Former Interim Chief Executive Officer and Chairman of the Board	2014	—	—	—	—
Samuel Joseph Furrow, Jr.	2015	$1,000	$—	$—	$1,000
Former Interim Chief Executive Officer	2014	—	—	—	—
Marc Crossman	2015	$18,000	$900	$—	$18,900
	2014	18,000	6,000	—	24,000
Hamish Sandhu	2015	$18,000	$7,900	$—	$25,900
	2014	18,000	5,000	—	23,000
Joseph Dahan	2015	$18,000	$—	$1,668,000	$1,686,000
	2014	18,000	—	3,024,000	3,042,000
Peter Kim	2015	$20,000	$3,900	$—	$23,900
	2014	19,000	3,000	—	22,000

(a)	This amount represents health premiums paid on behalf of the Named Executive Officer in excess of premiums paid for other employees.
(b)

This amount represents the amount paid in connection with the new fixed payment agreement entered into with Mr. Dahan in February 2013. One-half of Mr. Dahan’s payment was made at the close of the Asset Sale and the remainder was paid at the close of the RG Merger in January 2016. See also “Employment Contracts and Termination of Employment and Change in Control Arrangements—Joseph M. Dahan” for a further discussion of this fixed payment agreement.

(4)

Mr. Furrow did not receive any additional compensation for his service as interim chief executive officer from January 2015 until January 2016. This amount represents his stock award for service as a member of our board of directors for fiscal 2014.

(5)

In connection with Mr. Crossman’s resignation on January 19, 2015, we granted Mr. Crossman 600,000 shares of restricted common stock, which vests 1/12th on a monthly basis over the twelve (12) period of his consultant agreement. This figure represents the aggregate dollar amount of the original grant. See also footnote (2) above for discussion on compensation amount.

(6)	For a discussion on the fixed payment agreement entered into with Mr. Dahan, please see “Employment Contracts and Termination of Employment and Change in Control Arrangements—Joseph M. Dahan.”

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers during our fiscal year ended November 30, 2015. These amounts have not been adjusted to reflect the Reverse Stock Split that was declared on January 28, 2016.

	Option awards				Stock awards
							Equity incentive plan awards:	Equity incentive plan awards:
	Number of securities underlying unexercised options	Number of securities underlying unexercised options	Option exercise	Option expiration	Number of shares or units of stock that have not	Market value of shares or units of stock that have not	Number of unearned shares, units or other rights that have not	Market or payout value of unearned shares, units or other rights that have
Name	Exercisable	Unexercisable	price	date	vested	vested	vested	not vested
Samuel J Furrow	—	—			—	—
							—	—
Samuel Joseph Furrow, Jr.	13,333	—	0.38	1/6/2025	—	—		$—
Marc Crossman	—	—			—	—	100,000(1)	$21,000
Hamish Sandhu	—	—			—	—	35,235(2)	$7,399
	—	—			—	—	67,125(3)	$14,096
	—	—			—	—	14,571(4)	$3,060
Joseph Dahan	—	—			—	—
								—
Peter Kim	—	—			—	—

(1)

In connection with Mr. Crossman’s resignation on January 19, 2015, we granted Mr. Crossman 600,000 shares of restricted common stock, which vests 1/12th on a monthly basis over the twelve (12) period of his consultant agreement. This figure represents the amount remaining to vest as of November 30, 2015.

(2)

These RSUs vest as follows: one‑eighth of the RSUs began vesting on June 18, 2014 and the remaining RSUs vest every six months thereafter over a four year period. This figure represents the remaining amount to vest as of November 30, 2015.

(3)

These RSUs vest as follows: one‑eighth of the RSUs began vesting on June 18, 2013 and the remaining RSUs vest every six months thereafter over a four year period. This figure represents the remaining amount to vest as of November 30, 2015.

(4)

These RSUs vest as follows: one‑eighth of the RSUs began vesting on June 18, 2012 and the remaining RSUs vest every six months thereafter over a four year period. This figure represents the remaining amount to vest as of November 30, 2015.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Change in Control Provisions

Prior to its termination in September 2015, Mr. Joseph Dahan’s employment agreement contained certain change in control provisions. These provisions provided him with certain compensation arrangements in the event that a change in control occurs. Prior to its termination in January 2015, Mr. Crossman also had a change in control provision in his employment agreement that would have provided him with certain compensation arrangements in the event a change of control occurred prior to its termination. In addition, our Amended and Restated 2004 Stock Incentive Plan and 2004 Stock Incentive Plan each contain a change in control provision which provides for the immediate vesting in full of all grants or lapse of all restrictions for all grantees, including our Named Executive Officers, in the event a change in control occurs.

Marc Crossman

On May 30, 2008, we entered into an executive employment agreement with Mr. Crossman to serve as our President and Chief Executive Officer (the “Crossman Employment Agreement”). Mr. Crossman was previously serving as our President since September 2004 and as our Chief Executive Officer since January 2006 under an employment-at-will arrangement.

On January 19, 2015, our Board of Directors accepted the resignation of Mr. Crossman from his positions. The Board and Mr. Crossman also agreed that Mr. Crossman would become a consultant for a period of twelve (12) months pursuant to a Consulting Agreement. In exchange for a release of all claims related to Mr. Crossman’s employment and the provision of consulting services by Mr. Crossman, we have agreed to pay Mr. Crossman the following: (i) payment of $35,775 per month for a period of twelve (12) months; (ii) acceleration of the unvested equity awards previously granted to Mr. Crossman; (iii) granted him restricted common stock in the amount of 600,000 shares that vest 1/12th on a monthly basis over the twelve (12) month period; and (iv) agreed to reimburse him for health and dental COBRA payments for a period of twelve (12) months or until he is eligible for coverage under a successor employer’s group health plan. Mr. Crossman is subject to confidentiality, non-solicitation and non-competition restrictions for a period of two years following termination of his employment.

Under the terms of the Crossman Employment Agreement before his resignation, Mr. Crossman received an annual salary of $429,300 and was entitled to receive other cash and non-cash compensation, including an annual discretionary bonus targeted at 50% of his base salary based upon the achievement of financial and other performance criteria as set forth in the Crossman Employment Agreement, an annual grant of equity compensation pursuant to our stock incentive plans, and life and disability insurance policies paid on his behalf. The Crossman Employment Agreement was effective as of December 1, 2007, the commencement of our 2008 fiscal year, and had an initial term of two years, which automatically renewed for another two year period on December 1, 2009, December 1, 2011 and December 1, 2013, respectively before it was terminated on January 19, 2015.

In the event that Mr. Crossman’s employment would have been terminated by us other than for Cause, terminated by Mr. Crossman for Good Reason, terminated by us within 18 months following a Change in Control and without Cause, or terminated by Mr. Crossman within 18 months following a Change in Control and for Good Reason, Mr. Crossman would have been entitled to certain severance payments and benefits, including an amount equal to 24 months of his prior year’s base salary and bonus in exchange for his execution of a release of claims. Mr. Crossman was not entitled to severance benefits if he died during the term of his employment, he was terminated for Cause or due to Disability, he terminated his employment for a reason other than a good reason, or revoked his agreement to release us from any and all claims related to his employment. “Cause” under the Crossman Employment Agreement was defined as: (i) conviction of an offense involving an act of dishonesty, fraud or any other act of moral turpitude, or using alcohol, narcotics or illegal drugs to such an extent that it repeatedly materially adversely affects executive’s performance hereunder; (ii) substantial and willful failure to perform specific and lawful written directives of the Board; (iii) willful and knowing violation of any rules or regulations of any governmental or regulatory body that is materially injurious to the financial condition of the Company; (iv) conviction of or plea of guilty or nolo contendere to a felony or an act of moral turpitude; or (v) a material breach of the terms and conditions of the employment agreement. “Disability” was defined as executive’s incapacity due to physical or mental illness (as determined in good faith by a physician acceptable to the Company and executive), (i) absent from the full‑time performance of his duties for 120 consecutive days during any 12-month period or (ii) if a physician acceptable to the Company and executive advises us that it is likely that executive will be unable to return to the full‑time performance of his duties for 120 consecutive days during the succeeding 12-month period. “Good Reason” was defined as: (i) a material breach of the employment agreement by us that is not cured in the applicable time periods; (ii) relocation of the Company more than 50 miles from Commerce, California; or (iii) a material reduction in Mr. Crossman’s base salary. A “Change in Control” was defined as: (i) a change in the our incumbent directors such that they no longer constitute a majority of the directors; (ii) any person or entity becoming the beneficial owner of 50% or more of our combined voting power; (iii) the consummation of a merger, consolidation, share exchange or other corporate transaction involving us that requires the approval of our stockholders where our stockholders as a group no longer own at least 50% of the voting power of the surviving corporation or our Board members do not constitute a majority of the new board members of the surviving corporation; or (iv) the approval by our stockholders to liquidate or dissolve.

Joseph Dahan

In connection with the completion of a merger between us, Joe’s Jeans Subsidiary, Inc. and JD Holdings in October 2007, Mr. Joseph Dahan’s employment agreement automatically became effective for service as our Creative Director. Under the employment agreement, the initial term of employment was for five years with automatic renewals for successive one year periods thereafter, unless terminated earlier. Mr.  Dahan was entitled to an annual salary of $300,000 and other discretionary benefits that the Compensation and Stock Option Committee of the Board of Directors may deem appropriate in its sole and absolute discretion.

In connection with the sale of certain of our operating and intellectual property assets related to the business operated under the brand names “Joe’s Jeans,” “Joe’s,” “Joe’s JD” and “else” to GBG USA Inc. (the “Joe’s Business”) and the sale of certain of our intellectual property assets related to the Joe’s Business to Joe’s Holdings LLC, which closed on September 11, 2015 (the “Joe’s Asset Sale”), we entered into a separation agreement with Mr. Joseph Dahan. Pursuant to the separation agreement, Mr. Dahan resigned as a member of the Board and as our Creative Director, effective as of September 11, 2015. In exchange for a release of all claims related to Mr. Dahan’s employment, we paid Mr. Dahan his termination severance as provided in his employment agreement.

Under the terms of the employment agreement, if we terminated the employment of Mr. Dahan for Cause or for Mr. Dahan’s Disability, we would only be required to pay him through the date of termination. “Cause” was defined as: (i) a conviction, plea of guilty or nolo contendere to a felony or a crime of moral turpitude; (ii) a material breach of any provision of the employment agreement that is not cured within 45 days of receipt of written notice of such breach; (iii) the solicitation, persuasion or attempt at persuasion for any employee, consultant, contractor, customer or potential customer to engage in an act prohibited by the employment agreement; or (iv) a violation of any of our policies in our handbook or code of ethics and such violation constitutes a breach of the code of ethics or warrants termination. “Disability” was defined as inability to perform duties for 180 consecutive days or shorter periods aggregating 270 days during any 12 month period.

In addition, we could terminate Mr. Dahan’s employment without Cause at any time upon two weeks’ notice, provided that we paid him the present value of the annual salary amounts otherwise due to him for the remainder of the initial term of employment or any renewal term. Mr. Dahan could have terminated his employment for Good Reason at any time within 30 days written notice. “Good Reason” was defined as: (i) a material breach of the employment agreement by us that is not cured within 30 days of written notice or (ii) Mr. Dahan’s decision to terminate employment at any time after 18 months following a Change in Control. A “Change in Control” was defined as (i) the sale or disposal of all or substantially all of the assets; (ii) the merger or consolidation with another company provided that our stockholders as a group no longer own at least 50% of the voting power of the surviving corporation; (iii) any person or entity becoming the beneficial owner of 50% or more of our combined voting power; or (iv) the approval by our stockholders to liquidate or dissolve. In the event that Mr. Dahan terminated his employment for Good Reason, then he would have been entitled to the present value of the annual salary amounts otherwise due to him for the remainder of the initial term of employment or any renewal term. Further, Mr. Dahan could have terminated his employment for any reason upon ten business days’ notice and only be entitled to his salary as of the date of termination on a pro rata basis.

The employment agreement contained customary terms and conditions related to confidentiality of information, ownership by us of all intellectual property, including future designs and trademarks, alternative dispute resolution and Mr. Dahan’s duties and responsibilities to us as Creative Director.

In addition, pursuant to the merger agreement, Mr. Dahan was entitled to, for 120 months following October 25, 2007, irrespective of his employment status, additional contingent consideration payments based upon our achievement of certain gross profit thresholds on sales from our Joe’s® brand products. On February 18, 2013, we entered into a new agreement with Mr. Dahan that provided certainty of payments to him by removing the contingencies related to the contingent consideration payments. This agreement fixed the overall amount to be paid by us for the remaining months of year six through year 10 with payments being made over an accelerated time period until November 2015 instead of October 2017. Under the agreement, the total aggregate amount Mr. Dahan was entitled to receive $9,168,000 in weekly installments until November 2015. However, as a result of our default under the revolving credit agreement, dated September 30, 2013, as amended, with CIT Commercial Services, Inc. (the “CIT Revolving Credit Agreement”) and the term loan credit agreement, dated September 30, 2013 with Garrison Loan Agency Services LLC (the “Garrison Term Loan Credit Agreement”) in November 2014 and February 2015, we were prohibited from making any payments to Mr. Dahan during 2015. One-half of the amount remaining to Mr. Dahan was paid at the close of the Joe’s Asset Sale and the remainder was paid at the close of the RG Merger in January 2016.

Peter Kim

Old Employment Agreement

In connection with the acquisition of Hudson, we entered into an employment agreement with Peter Kim pursuant to which Mr. Kim serves as the Chief Executive Officer of Hudson (the “Original Kim Employment Agreement”). The Original Kim Employment Agreement became effective on September 30, 2013 upon completion of the acquisition of Hudson, and had a term of three years. Mr. Kim’s initial base salary was $500,000 per year, and such amounts were to be reviewed by the Compensation and Stock Option Committee at least annually, provided that the base salary was decreased during Mr. Kim’s term of employment. In addition to his base salary, Mr. Kim was eligible to receive an annual discretionary bonus targeted at 50% of his base salary, based on the satisfaction of criteria and performance standards as established in advance and agreed to by Mr. Kim and the Compensation and Stock Option Committee. The Original Kim Employment Agreement also provided Mr. Kim with certain other benefits and the reimbursement of certain expenses.

In the event of a termination of Mr. Kim’s employment for any reason or no reason, we were required to pay Mr. Kim for (i) his accrued but unpaid base salary through the date of termination, (ii) any accrued but unused vacation time, (iii) any unreimbursed expenses, and (iv) any bonus amounts that have been earned but have not been paid, and any bonus for the period in which termination occurred, prorated for the partial period, any rights under any benefit or equity plan, program or practice, and his rights to indemnification and directors and officers liability insurance.

In addition, in the event of a termination of Mr. Kim’s employment without Cause or in the event that Mr. Kim voluntarily terminated his employment for “Good Reason”, we were also required (i) to make a severance payment to Mr. Kim equal to twelve months of his base salary, payable in twelve monthly installments and (ii) pay for the COBRA premiums (to the extent they exceed applicable active employee rates) on our group medical plan for Mr. Kim and his spouse and dependents for the shorter of the first 12 months of such coverage or his period of COBRA eligibility. Our obligation to provide the foregoing severance benefits is subject to Mr. Kim’s execution of a settlement agreement and release. “Cause” is defined as the same as the Crossman Employment Agreement. “Good Reason” is defined as (i) a material breach of the employment agreement by us that is not cured in the applicable time periods; (ii) relocation of the Company more than 50 miles from Commerce, California; (iii) requiring Mr. Kim to report to anyone other than the CEO of the Company (iv) a material breach by us of any provision of the employment agreement; or (v) a material reduction in Mr. Kim’s base salary.

The Original Kim Employment Agreement also contained exclusivity, non‑compete and non‑solicitation covenants generally prohibiting Mr. Kim from providing services to a competitor during the term of his employment or soliciting employees during the term of his employment and for 12 months following his termination of employment. In addition, the Original Kim Employment Agreement mandated that Mr. Kim’s confidentiality obligations continue even after his termination of employment.

Mr. Kim also entered into a non‑competition agreement which also became effective on September 30, 2013 upon completion of the acquisition of Hudson, pursuant to which Mr. Kim agreed not to engage in, compete with or permit his name to be used by or in connection with any premium denim apparel business outside his role with Hudson, that is competitive to us, Hudson or our respective subsidiaries, or to solicit certain personnel for a period of up to three years from the closing of the acquisition.

New Employment Agreement

On September 8, 2015, we entered into a new three-year employment agreement with Mr. Kim to serve as the Chief Executive Officer of Hudson that replaced his previous employment agreement as of January 28, 2016 (the “New Kim Employment Agreement”). Mr. Kim’s annual base salary is $600,000 and Mr. Kim is eligible to receive an annual discretionary bonus targeted at 50% of his base salary, based on the satisfaction of criteria and performance standards as established in advance by the Compensation and Stock Option Committee after consultation with Mr. Kim. The New Kim Employment Agreement also provides Mr. Kim with certain other benefits and the reimbursement of certain expenses. On January 28, 2016, we granted Mr. Kim (i) RSUs in respect of 166,667 shares of our common stock (the “Kim RSU Award”) that vest and become transferable in three equal, annual installments beginning on January 28, 2017, subject to Mr. Kim’s continuous employment and (ii) performance share units in respect of 166,667 shares of the common stock (the “Kim PSU Award”) that will be earned over a three‑year performance period beginning on January 28, 2017, subject to Mr. Kim’s continuous employment (unless Mr. Kim is terminated without “cause” or for “good reason,” as provided below). One‑third of the Kim PSU Award will be entitled to vest each year based on annual performance metrics established by the Compensation and Stock Option Committee at the beginning of the applicable year. The Kim RSU Award and PSU Award will be settled in cash, unless we are able to attain stockholder approval of a new equity incentive plan covering such awards. Mr. Kim will also be entitled to participate in all regular long‑term incentive programs maintained by us or Hudson on the same basis as similarly‑situated employees.

In the event of a termination of Mr. Kim’s employment for any reason or no reason, we have agreed to pay Mr. Kim for (i) his accrued but unpaid base salary through the date of termination, (ii) any accrued but unused vacation time, (iii) any unreimbursed expenses, and (iv) if not previously paid to Mr. Kim: any bonus amounts that have been earned but have not been paid; any bonus for the period in which termination occurred, prorated for the partial period, with the amount, if any, based on actual performance and paid when bonuses for the applicable period are paid to other senior executives; any rights under any benefit or equity or long‑term incentive plan, program or practice; and his rights to indemnification and directors and officers liability insurance.

In addition, in the event of a termination of Mr. Kim’s employment by us without “cause” (as defined in the New Kim Employment Agreement) or in the event that Mr. Kim voluntarily terminates his employment for “good reason” (as defined in the New Kim Employment Agreement), we are also required to make a severance payment to Mr. Kim equal to twelve months of his base salary, payable in twelve monthly installments. Additionally, any unvested portion of the restricted stock award will immediately vest and become transferable and any unvested performance shares will continue to vest without regard to Mr. Kim’s continued employment. We have agreed to also pay for the COBRA premiums (to the extent they exceed applicable active employee rates and subject to Mr. Kim timely electing continuation coverage under COBRA) on our group medical plan for Mr. Kim and his spouse and dependents for the shorter of the first 12 months of such coverage or his period of COBRA eligibility. Our obligation to provide the foregoing severance benefits is subject to Mr. Kim’s execution of a settlement agreement and release for us and our subsidiaries.

The New Kim Employment Agreement also contains exclusivity, non-compete and non-solicitation covenants generally prohibiting Mr. Kim from providing services to a competitor during the term of his employment or soliciting employees during the term of his employment and for 12 months following his termination of employment. During the term, Mr. Kim is permitted to own an interest in and, when not employed by Hudson, take part in and manage or operate relating to certain other apparel businesses conducted by Mr. Kim’s family from time to time that are not competitive with us and our subsidiaries. In addition, the employment agreement mandates that Mr. Kim’s confidentiality obligations continue even after his termination of employment.

New Non-Competition Agreement

Mr. Kim has also entered into a non-competition agreement, which became effective as of January 28, 2016, pursuant to which Mr. Kim has agreed not to engage in, compete with or permit his name to be used by or in connection with any premium denim apparel business outside his role with Hudson, that is competitive to us or our subsidiaries for a period of up to three years from January 28, 2016.

Hamish Sandhu

In connection with Mr. Sandhu’s appointment as Chief Financial Officer, we entered into a written offer letter whereby Mr. Sandhu agreed to serve as our Chief Financial Officer. Under the terms of the offer letter, Mr. Sandhu’s annual base salary was $205,000, which was increased to $255,000 in November 2008 and $280,000 in December 2012. We also agreed to pay the full cost of participation in our health insurance plan for Mr. Sandhu and his family. Notwithstanding anything to the contrary, until July 2015, Mr. Sandhu was an employee at-will.

On July 2, 2015, we entered into an employment agreement with Mr. Sandhu. Under the terms of the employment agreement, Mr. Sandhu will receive an initial base salary of $325,000, and such amount will be reviewed by the Compensation and Stock Option Committee at least annually, provided that the base salary may not be decreased during Mr. Sandhu’s term of employment. In addition to his base salary, Mr. Sandhu will be eligible to receive an annual discretionary cash and equity bonus of not less than 10 percent of his base salary, based upon the achievement of financial and other performance criteria as established in advance by the Compensation and Stock Option Committee, and with respect to the 2015 fiscal year, as set forth in the employment agreement. The employment agreement also provides Mr. Sandhu with certain other benefits, including premiums for health insurance paid on his behalf and for his family, and life and disability insurance policies paid on his behalf. The employment agreement is effective as of July 2, 2015 and has an initial term of one year. The employment agreement automatically renews for additional one year periods if neither we nor Mr. Sandhu provide 90 days’ advanced notice of non‑renewal prior to the end of the term.

In the event of a termination of Mr. Sandhu’s employment for any reason or no reason, we must pay Mr. Sandhu for (i) his accrued but unpaid base salary through the date of termination, (ii) any accrued but unused vacation time, (iii) any unreimbursed expenses, (iv) any bonus amounts that have been earned but have not been paid, (v) any rights under any benefit or equity plan, and (vi) any ongoing rights to indemnification and directors and officers liability insurance.

In addition, in the event of a termination of Mr. Sandhu’s employment by us without “Cause” or in the event that Mr. Sandhu voluntarily terminates his employment for “Good Reason”, we will also be required (i) to make a severance payment to Mr. Sandhu equal to his annual base salary, payable in equal installments in accordance with our normal payroll practices, (ii) any bonus amounts that have been earned for the period in which termination occurred, prorated for the partial period, and (iii) pay for the COBRA premiums (to the extent they exceed applicable active employee rates) on our group medical plan for Mr. Sandhu and his spouse and dependents for the shorter of the first 12 months of such coverage or his period of COBRA eligibility. Our obligation to provide the foregoing severance benefits is subject to Mr. Sandhu’s execution of a settlement agreement and release. “Cause” is defined as (i) conviction of an offense involving an act of dishonesty, fraud or any other act of moral turpitude under the provisions of any Federal, State or local laws or ordinances; (ii) willful failure to perform, or gross negligence in performing, executive’s duties owed to us, after notice; (iii) willful and knowing violation of any rules or regulations of any governmental or regulatory body that is materially injurious to the financial condition of us; (iv) conviction of or plea of guilty or nolo contendere to a felony; (v) material breach of the terms of the employment agreement by Mr. Sandhu; (vi) any breach by the executive of the executive’s fiduciary duty of care or duty of loyalty to us or (vii) commission of an act of dishonesty, fraud or misrepresentation which results in material harm to us or our business. “Good Reason” is defined as (i) a material adverse alteration in the nature or status of Mr. Sandhu’s responsibilities; (ii) relocation of the Company more than 10 miles outside of Los Angeles County, California; (iii) a material breach by us of our obligations under the employment agreement, or (iv) a reduction in Mr. Sandhu’s then current salary, in each case that is not cured within the applicable time periods.

The employment agreement also contains exclusivity, non-compete and non-solicitation covenants generally prohibiting Mr. Sandhu from providing services to a competitor during the term of his employment or soliciting employees during the term of his employment and for 12 months following his termination of employment. In addition, the employment agreement mandates that Mr. Sandhu’s confidentiality obligations continue even after his termination of employment.

Michael Buckley

On January 28, 2016, in connection with the transactions contemplated by the RG Merger, we entered into an employment agreement with Mr. Buckley (the “Buckley Employment Agreement”). Pursuant to the terms of the Buckley Employment Agreement, Mr. Buckley serves as our Chief Executive Officer, reporting to our Board of Directors, for an initial term ending on December 31, 2018 with automatic, one-year renewal terms, unless we or Mr. Buckley gives notice 180 days prior to the end of the then-current term.

The Buckley Employment Agreement provides that we will pay Mr. Buckley an annual base salary of $600,000 and that Mr. Buckley will be eligible to receive an annual bonus of up to 150% of his base salary, based on our achievement of annual EBITDA targets set by the Compensation and Stock Option Committee after consultation with Mr. Buckley.

The Buckley Employment Agreement also provides that the Company will grant Mr. Buckley a RSU award in respect of 433,764 shares of our common stock (the “Buckley RSU Award”). The Buckley RSU Award will vest in equal, annual installments over a three-year period with the first installment vesting on December 31, 2016. The Company will also grant Mr. Buckley a performance share unit award in respect of 347,011 shares of our common stock (the “Buckley PSU Award”). The Buckley PSU Award will vest in annual installments over a performance period beginning on January 28, 2016 and ending on December 31, 2018, based on the our achievement of EBITDA targets set by the Compensation and Stock Option Committee. Unvested portions of the Buckley PSU Award in any completed year will be eligible for vesting in subsequent years to the extent that the subsequent year EBITDA target is exceeded and the excess is sufficient to make up for a prior year shortfall. The Buckley Employment Agreement further provides that the Buckley RSU Award and the Buckley PSU Award will be settled in cash in the event that there are insufficient shares of the Company’s common stock available to settle the applicable award in our common stock. Upon a “change in control” (as defined in the Buckley Employment Agreement), any unvested portions of the Buckley RSU Award and Buckley PSU Award will immediately vest.

In the event of a termination of Mr. Buckley’s employment by us without “cause” or in the event that Mr. Buckley resigns for “good reason” (each, as defined in the Buckley Employment Agreement), in either case, prior to the expiration of the agreement’s then-current term, we are required to make a severance payment to Mr. Buckley equal to 3.75 times his base salary, payable in a full lump sum. Additionally, any unvested portion of the Buckley RSU Award will immediately vest, 50% of the unvested portion of the Buckley PSU Award will immediately vest and 50% of the unvested portion of the Buckley PSU Award will remain outstanding through completion of the applicable performance period and vest based on actual achievement of the performance metrics. Further, upon such termination or resignation, Mr. Buckley and his dependents will receive continued coverage under our group health insurance plans for a period of up to 18 months. In the event such resignation or termination occurs following our first fiscal quarter of any year, the Buckley Employment Agreement provides that Mr. Buckley will also be entitled to a prorated annual bonus for the year in which his employment terminates in addition to his earned but unpaid bonus for the year prior to such resignation or termination. Our obligation to provide the foregoing severance benefits is subject to Mr. Buckley’s execution and non‑revocation of a release of claims against us and our affiliates.

The Buckley Employment Agreement also contains customary provisions relating to non-disclosure of Company confidential information and non-disparagement of Company, our subsidiaries and our affiliates. In addition, the Buckley Employment Agreement includes non-competition and non-solicitation covenants that extend for12-months after termination.

Amended and Restated 2004 Stock Incentive Plan, 2004 Stock Incentive Plan, Restricted Stock Agreement and Restricted Stock Unit Awards

Under the terms both of the Amended and Restated 2004 Stock Incentive Plan and the 2004 Stock Incentive Plan, all unvested awards accelerate and immediately vest upon the occurrence of a Change in Control for all grantees. Further, Mr. Crossman’s restricted stock agreement and each RSU Award contains certain provisions regarding the terms and conditions of the grant. Each vests upon the earliest to occur of the participant’s Death, Disability (each as defined in the relevant Plan), or separation from service by us without Just Cause (as defined below). Upon a separation from service for any other reason (including, without limitation, termination by us for Just Cause or by participant for any reason) prior to the date that participant becomes 100 percent vested in the award, the unvested units or shares are forfeited immediately. Under the award agreements, “Just Cause” means (a) a conviction for, or a plea of guilty or nolo contendere to, a felony or any other crime which involves fraud, dishonesty or moral turpitude, or (b) a material breach of any written employment policies or rules, including our Code of Business Conduct and Ethics.

Further details regarding our Amended and Restated 2004 Stock Incentive Plan and 2004 Stock Incentive Plan, as well as our other equity compensation plans, see “Equity Compensation Plans” below.

Potential Payments Upon Termination or Change in Control

See “Executive Compensation— Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

Equity Compensation Plan Information

The following table sets forth certain information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance as of November 30, 2015, which includes our Amended and Restated 2004 Stock Incentive Plan and our 2004 Stock Incentive Plan. We stopped granting options under our 2004 Stock Incentive Plan after the adoption and approval of our Amended and Restated 2004 Stock Incentive Plan on October 26, 2011. These amounts have not been adjusted to reflect the Reverse Stock Split that was declared on January 28, 2016.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
Amended and Restated 2004 Stock Incentive Plan	13,333	$0.38	2,715,345
2004 Incentive Plan	75,000	$1.02	N/A	(1)
	88,333	$0.92	3,085,935

(1)

As discussed below, while there are shares available, we no longer grant options under our 2004 Stock Incentive Plan since the adoption and approval of our Amended and Restated 2004 Stock Incentive Plan on October 26, 2011.

On June 3, 2004, we adopted the 2004 Stock Incentive Plan, and in October 2011, we adopted an Amended and Restated 2004 Stock Incentive Plan to update it with respect to certain provisions and changes in the tax code since its original adoption. Under the Amended and Restated 2004 Stock Incentive Plan, the number of shares authorized for issuance is 6,825,000 shares of common stock. After the adoption of the Amended and Restated 2004 Stock Incentive Plan in October 2011, we no longer grant awards pursuant to the 2004 Stock Incentive Plan; however, it remains in effect for awards outstanding as of the adoption of the Amended and Restated 2004 Stock Incentive Plan.

Under the Amended and Restated 2004 Stock Incentive Plan, grants may be made to employees, officers, directors and consultants under a variety of awards based upon underlying equity, including, but not limited to, stock options, restricted common stock, RSUs or performance shares. The Amended and Restated 2004 Stock Incentive Plan limits the number of shares that can be awarded to any employee in one year to 1,250,000. The exercise price for incentive options may not be less than the fair market value of our common stock on the date of grant and the exercise period may not exceed ten years. Vesting periods, terms and types of awards are determined by the Board of Directors and/or our Compensation and Stock Option Committee. The Amended and Restated 2004 Stock Incentive Plan includes a provision for the acceleration of vesting of all awards upon a change of control as well as a provision that allows forfeited or unexercised awards that have expired to be available again for future issuance.

Since fiscal 2008, we have issued both restricted common stock and RSUs to our officers, directors and employees pursuant to our various plans. The RSUs represent the right to receive one share of common stock for each unit on the vesting date provided that the employee continues to be employed by us. On the vesting date of the RSUs, we expect to issue the shares of common stock to each participant upon vesting and expect to withhold an equivalent number of shares at fair market value on the vesting date to fulfill tax withholding obligations. Any RSUs withheld or forfeited will be shares available for issuance in accordance with the terms of the Amended and Restated 2004 Stock Incentive Plan.

The shares of common stock issued upon exercise of a previously granted stock option or a grant of restricted common stock or RSUs are considered new issuances from shares reserved for issuance in connection with the adoption of the various plans. We require that the option holder provide a written notice of exercise in accordance with the option agreement and plan to the stock plan administrator and full payment for the shares be made prior to issuance. All issuances are made under the terms and conditions set forth in the applicable plan. As of November 30, 2015, 2,715,345 shares remained available for issuance under the 2004 Amended and Restated Stock Incentive Plan.

Certain Relationships and Related Transactions and Director Independence

Review and Approval of Related Party Transactions

Our Audit Committee charter provides that our Audit Committee must review and approve all transactions to which the Company is a participant and in which our executive officers, directors, director nominees or principal stockholders or other related persons have a material interest, to the extent that disclosure would be required under Item 404 of Regulation S-K. We believe that this policy requiring Audit Committee approval of any material transaction involving us and such related parties ensures that such transactions are on terms no less favorable to us than reasonably could have been obtained in arm’s-length transactions with independent third parties. Our related party transactions entered into between December 31, 2014 and the date of this Proxy Statement, all of which were previously approved by our Audit Committee, are described below.

Reportable Related Party Transactions

Agreements with Directors, Officers and Family Members

Joseph Dahan

Since the acquisition of the Joe’s® brand as a result of a merger in October 2007 through February 18, 2013, Mr. Dahan was entitled to a certain percentage of our gross profit in any applicable fiscal year until October 2017. At the time of the acquisition, pursuant to ASC 805—Business Combinations, we assessed this original contingent consideration arrangement as compensatory and expensed such amounts over the term of the earn-out period at the defined percentage amounts. For the fiscal year ended 2013, expense of $311,000 was recorded in the statement of net (loss) income and comprehensive (loss) income related to the contingent consideration expense made to Mr. Dahan under the original agreement.

On February 18, 2013, we entered into a new agreement with Mr. Dahan that fixed the overall amount to be paid by us for the remaining months of year six through year ten in the original merger agreement at $9,168,000 through weekly installment payments beginning on February 22, 2013 until November 27, 2015. In the first quarter of fiscal 2013, we recorded a charge of $8,732,000 as contingent consideration buy-out expense in connection with this agreement. This amount represented the net present value of the total fixed amount that Mr. Dahan would receive. The entire amount was expensed during the first quarter of fiscal 2013 as the amount payable represented a present obligation due to Mr. Dahan.

On September 30, 2013, in connection with our entry into new credit facilities relating to the acquisition of Hudson, Mr. Dahan, CIT, Garrison and all of our loan parties entered into an earn-out subordination agreement, which provides, among other things, that any payment, whether in cash, in-kind, securities or any other property, in connection with the our obligations to Mr. Dahan is expressly junior and subordinated in right of payment to all amounts due and owing upon any indebtedness outstanding under the CIT Revolving Credit Agreement and the Garrison Term Loan Credit Agreement. However, as discussed above under “Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements—Joseph Dahan,” as a result of our defaults under the Garrison Term Loan Credit Agreement and CIT Revolving Credit Agreement, we did not make any buy-out payments to Mr. Dahan during fiscal 2015 or the subsequent period until the completion of the RG Merger. In connection with the Joe’s Asset Sale, Mr. Dahan was repaid a portion of the buy-out payment owed to him and the remainder was paid at the closing of the RG Merger and related transactions.

Albert Dahan

In April 2009, we entered into a commission-based sales agreement with Albert Dahan, brother of Mr. Joseph Dahan, for the sale of our products into the off-price channels of distribution that was subsequently terminated beginning in fiscal 2014. Under the agreement, Mr. Albert Dahan was entitled to a commission for purchase orders entered into by us where he acts as a salesperson. For the fiscal year ended 2014 and 2015, there were no payments made to Mr. Albert Dahan under this arrangement. For the fiscal year ended 2013, payments of $453,000 were made to Mr. Albert Dahan under this arrangement.

In October 2011, we entered into an agreement with Ever Blue LLC (“Ever Blue”), an entity for which Mr. Albert Dahan is the sole member, for the sale of children’s products. Ever Blue has an exclusive right to produce, distribute and sell children’s products bearing the Joe’s® brand on a worldwide basis, subject to certain limitations on the channels of distribution. In exchange for the license, Ever Blue paid to us a royalty on net sales with certain guaranteed minimum sales for each term. In connection with this agreement, we provided initial funding to Ever Blue for inventory purchases, which such amount has been repaid in full. For the fiscal years ended 2015, 2014 and 2013, we recognized $45,000, $504,000 and $612,000, respectively in royalty income under the license agreement. In connection with the Joe’s Asset Sale, this agreement was assigned to GBG USA Inc.

Peter Kim

In connection with the acquisition of Hudson completed in September 2013, we entered into several agreements, including a stock purchase agreement, a convertible note, a registration rights agreement, an employment agreement and a non-competition agreement with Peter Kim. In connection with the RG Merger completed in January 2016, we entered into the Rollover Agreement (as defined below) and a new employment agreement with Mr. Kim. Mr. Kim also currently has rights under a registration rights agreement described below with respect to shares of our common stock issuable upon conversion of his Modified Convertible Notes (as defined below) as part of the RG Merger.

For a discussion of the Rollover Agreement and terms of the Modified Convertible Notes, see “Hudson Convertible Notes” below. For a discussion of Mr. Kim’s previous and current employment agreements and non-competition agreements, see “Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements” above. For information on the past and current registration rights agreements involving Mr. Kim, see the discussion in “Agreements Related to the RG Merger—Registration Rights Agreement” below.

Other Officers and Directors

We have entered into employment agreements with Mr. Buckley, our Chief Executive Officer, Mr. Crossman, our former President and Chief Executive Officer, Mr. Joseph Dahan, our former Creative Director, Mr. Kim, our Chief Executive Office of our Hudson subsidiary and Mr. Sandhu, our Chief Financial Officer. Mr. Joseph Dahan was previously a member of our Board of Directors until September 2015 and Mr. Kim was previously a member of our Board of Directors until February 2015. See “Executive Compensation—Employment Contracts and Termination of Employment and Change in Control Arrangements” for a further discussion of these agreements.

Agreements Related to the Joe’s Asset Sale and the RG Merger

Hudson Convertible Notes

We issued convertible notes in connection with the acquisition of Hudson with different interest rates and conversion features for Hudson’s management stockholders, including Mr. Kim, and for our major stockholder Fireman Capital CPF Hudson Co-Invest LP (“Fireman”), respectively. On September 8, 2015, the Company entered into a rollover agreement (the “Rollover Agreement”) with the holders of convertible notes originally issued in connection with the Hudson acquisition, pursuant to which, on January 28, 2016, the holders of the notes contributed the notes to the Company in exchange for the following:

•	1,167,317 shares of common stock;
•	a cash payment of approximately $8.6 million, before expenses; and
•	an aggregate principal amount of approximately $16.5 million of modified convertible notes (the “Modified Convertible Notes”).

The Modified Convertible Notes are structurally and contractually subordinated to our senior debt and will mature on July 28, 2021. The Modified Convertible Notes accrue interest quarterly on the outstanding principal amount at a rate of 6.5% per annum (increased to 7% as of October 1, 2016 with respect to the Modified Convertible Notes issued to Fireman), which is payable 50% in cash and 50% in additional paid-in-kind notes; provided, however, that the Company may, in its sole discretion, elect to pay 100% of such interest in cash. Beginning on January 28, 2016, the Modified Convertible Notes are convertible by each of the holders into shares of our common stock, cash, or a combination of cash and common stock, at our election.

If we elect to issue only shares of common stock upon conversion of the Modified Convertible Notes, each of the Modified Convertible Notes would be convertible, in whole but not in part, into a number of shares equal to the conversion amount divided by the market price. The conversion amount is (a) the product of (i) the market price, multiplied by (ii) the quotient of (A) the principal amount, divided by (B) the conversion price, minus (b) the aggregate optional prepayment amounts paid to the holder. The market price is the average of the closing prices for our common stock over the 20 trading day period immediately preceding the notice of conversion.  If we elect to pay cash with respect to a conversion of the Modified Convertible Notes, the amount of cash to be paid per share will be equal to the conversion amount. We will have the right to prepay all or any portion of the principal amount of the Modified Convertible Notes at any time so long as we make a pro rata prepayment on all of the Modified Convertible Notes.

RG Stock Purchase Agreement

In connection with the RG Merger, we entered into the RG Stock Purchase Agreement with TCP Denim, LLC, one of our major stockholders, pursuant to which we issued and sold to TCP Denim, LLC an aggregate of 50,000 shares of the Series A Preferred Stock, for an aggregate purchase price of $50 million in cash. The proceeds from the sale of Series A Preferred Stock were used to consummate the RG Merger. Under the form of certificate of designation for the Series A Preferred Stock, each share of Series A Preferred Stock entitles the holder thereof to receive cumulative cash dividends, payable quarterly, at an annual rate of 10%, plus accumulated and accrued dividends thereon through such date. As of March 31, 2016, the cumulative dividends totaled $1,268,000. Additionally, if our Board of Directors declares or pays a dividend on the common stock, then each holder of the Series A Preferred Stock will be entitled to receive a cash dividend on an as-converted basis.

Each holder of the Series A Preferred Stock is entitled to vote on an as-converted basis and together with the holders of common stock as a single class, subject to certain limitations. For so long as a to-be-determined percentage of the shares of the Series A Preferred Stock remains outstanding, the holders of the Series A Preferred Stock, exclusively and as a separate class, will be entitled to elect six members of the board of directors, each of whom may only be removed without cause by the affirmative vote of the holders of a majority of the shares of Series A Preferred Stock. The holders of the Series A Preferred Stock have separate class voting rights with respects to certain matters affecting their rights. Upon any liquidation event, holders of the Series A Preferred Stock are entitled to receive the greater of the liquidation preference on the date of determination and the amount that would be payable to the holders of the Series A Preferred Stock had such holders converted their shares of Series A Preferred Stock into shares of common stock immediately prior to such liquidation event. Each share of the Series A Preferred Stock is convertible, at the option of the holder thereof, at any time and without the payment of additional consideration by the holder, at an initial conversion price of $11.16 (after taking into account the Reverse Stock Split (as defined below)).

Registration Rights Agreement

On the closing date of the RG Merger, we entered into a registration rights agreement (the “Registration Rights Agreement”) with TCP Denim, LLC and certain of its affiliates, who are major stockholders of us, the noteholder party to the Rollover Agreement and Michael Buckley, our Chief Executive Officer. Pursuant to the Registration Rights

Agreement, and subject to certain limitations described therein, we are required to provide certain demand and piggyback registration rights to the parties to the Registration Rights Agreement. In particular, we are required to prepare and file a registration statement on Form S-1 or S-3 (or any similar form or successor thereto) for the registration under the Securities Act of 1933, as amended (the “Securities Act”), of shares of our common stock (i) issued to the parties to the Registration Rights Agreement in connection with the RG Merger Agreement and the Rollover Agreement and (ii) issuable upon conversion of the Series A Preferred Stock and the Modified Convertible Notes. Prior to the closing date of the RG Merger, we had a substantially similar registration rights agreement with the holders of the original convertible notes, which included Mr. Kim.

Payments to Tengram Capital Partners

From time to time, we expect to reimburse Tengram Capital Partners, one of our major stockholders, for certain travel and other related expenses of its employees related to services performed on our behalf and at our request.  For fiscal 2015 and the subsequent period until the date of this Proxy Statement, we have recorded expenses of $2,932,000, which also included for fiscal 2015 reimbursements for legal fees incurred by TCP Denim, LLC, one of our major stockholders and an affiliate of Tengram Capital Partners, in connection with the purchase of the Series A Preferred Stock and RG Merger, pre-closing RG Merger management fees that were paid by RG that are non-recurring as a result of the RG Merger and other fees and expenses that are non-recurring as a result of the RG Merger.  There are no management fees paid to Tengram Capital Partners or its affiliates after the completion of the RG Merger.

SWIMS® Transaction

On July 18, 2016, we completed the acquisition of all of the outstanding share capital of Norwegian private limited company (aksjeselskap) SWIMS AS (“SWIMS”). SWIMS® is a Scandinavian lifestyle brand known for its range of fashion-forward, water-resistant footwear and sportswear. To finance the acquisition, we issued the following to one of our major stockholders, Tengram Capital Partners Fund II, L.P. (“Tengram Fund II”): (i) a warrant for the purchase of 500,000 shares of our common stock at an exercise price of $3.00 per share; and (ii) a convertible promissory note in an original principal amount of $13.0 million convertible into up to 4,500,000 shares of our Class A-1 Preferred Stock bearing interest at the rate of 3.75% per annum and which matures on January 18, 2017 (the “SWIMS Convertible Note”).

Director Independence

See “Corporate Governance Matters—Director Independence” above.

Report of the Audit Committee

In accordance with the written charter of the Audit Committee, which was originally adopted by our Board of Directors on November 21, 2013, the Audit Committee assists the Board of Directors in overseeing the quality and integrity of our accounting, auditing, and financial reporting practices. In addition, the Audit Committee recommends to the full Board of Directors the selection of the independent auditors. The Audit Committee’s function is one of oversight, recognizing that the Company’s management is primarily responsible for the Company’s financial statements as well as the Company’s financial reporting processes, principles and internal controls, and that the Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, issuing a report relating to its audit and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles. Moss Adams LLP (“Moss Adams”) audited our consolidated financial statements for the fiscal year ended November 30, 2015 and included a report thereon in our Annual Report on Form 10-K for the fiscal year ended November 30, 2015.

Currently, all Audit Committee members are “independent” under Nasdaq listing standards and as such term is defined in the rules and regulations of the SEC, and Mr. Savage has also been designated to be an “audit committee financial expert” as such term is defined in the rules and regulations of the SEC.

In performing its oversight function, the Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended November 30, 2015, and the audit of the effectiveness of the Company’s internal control over financial reporting as of November 30, 2015, with management and Moss Adams. The Audit Committee also discussed with Moss Adams all matters required by the standards of the Public Company Accounting Oversight Board, including those described in Auditing Standard No. 16, Communications with Audit Committees, and, with and without management present, discussed and reviewed the results of Moss Adams’s examination of the financial statements.

The Audit Committee obtained from the independent auditors a formal written statement required by the applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams’s independence and discussed such independence with Moss Adams.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2015 for filing with the SEC.

After conducting a process to determine the audit firm that would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016, on July 6, 2016, the Audit Committee dismissed Moss Adams as the Company’s independent registered public accounting firm. Moss Adams’s reports on the Company’s financial statements for the fiscal years ended November 30, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the report for the fiscal year ended November 30, 2014 included an explanatory paragraph related to the existence of substantial doubt about the Company’s ability to continue as a going concern. Additionally, during the fiscal years ended November 30, 2015 and November 30, 2014 and in the interim period from January 1, 2016 through July 6, 2016, (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Moss Adams’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.    The Company provided Moss Adams with a copy of the foregoing disclosures and requested that Moss Adams furnish a letter addressed to the SEC stating whether it agrees with the above statements made by the Company. A copy of Moss Adam’s letter, dated July 8, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2016.

Contemporaneous with the determination to dismiss Moss Adams, the Audit Committee approved the engagement of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the year ending December 31, 2016 with immediate effect. During the fiscal years ended November 30, 2015 and November 30, 2014, which were audited by Moss Adams, and during the interim period from January 1, 2016 through July 6, 2016, neither the Company nor anyone acting on its behalf consulted with CohnReznick regarding the Company’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Audit Committee has selected CohnReznick as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and has asked the stockholders to ratify the appointment.

The Audit Committee:

Kent Savage, Chairman of the Audit Committee

Kelly Hoffman

Walter McLallen

The information in this report of the Audit Committee shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C as promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act. The information in this report of the Audit Committee also shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information as of October 3, 2016 concerning beneficial ownership, as that term is defined in Rule 13d-3 under the Exchange Act, of common stock held by (i) each person or entity known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors and nominees for election as a director, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. The information as to beneficial ownership has been furnished by our respective common stockholders, directors and executive officers, and, unless otherwise indicated, to our knowledge, each of our common stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable. Pursuant to the rules of the SEC, certain shares of our common stock that a beneficial owner set forth in this table has a right to acquire within 60 days of the date hereof (pursuant to the exercise of options or warrants for the purchase of shares of common stock) are deemed to be outstanding for the purpose of computing the percentage ownership of that owner, but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table. Percentages are calculated based on 13,083,923 shares of common stock outstanding (excluding treasury shares) as of October 3, 2016. The address for the officers and directors is our corporate office located at 1231 S. Gerhart Avenue, Commerce, California, 90022.

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Common Stock
5% Stockholders (Excluding Directors and Officers)
Tengram Capital Partners, L.P.	6,636,050	(1)	50.7%
Barry Sternlicht	877,103	(2)	6.7%
Knight’s Bridge Capital Partners Fund I L.P.	720,927	(3)	5.5%
Fireman Capital CPF Hudson Co‑Invest LP	704,834	(4)	5.4%
Directors and Officers (including Former Officers)
Michael Buckley	469,148	(5)	3.6%
Chief Executive Officer and Director
Samuel J. (Sam) Furrow	33,373	(6)	*
Former Chairman of Board of Directors and Interim Chief Executive Officer
Marc B. Crossman	91,266	(7)	*
Former Chief Executive Officer, President and Director
Samuel Joseph (Jay) Furrow, Jr.	2,832	(8)	*
Former Interim Chief Executive Officer
Hamish Sandhu	5,493		*
Chief Financial Officer
Joseph M. Dahan	403,602	(9)	3.1%
Former Creative Director and Director
Peter Kim	1,021,492	(10)	7.8%
Chief Executive Officer of Hudson
William Sweedler	6,636,050	(11)	50.7%
Director, Chairman of the Board
Matthew Eby	6,636,050	(12)	50.7%
Director
Kelly Hoffman	0		*
Director
Walter McLallen	0		*
Director
Kent Savage	7,985	(13)	*
Director
Andrew Tarshis	0		*
Director
All directors and executive officers, as a group (13 persons)	8,172,299		62.5%

*Represents beneficial ownership of less than 1%.

(1)

This information as to beneficial ownership is based on a Schedule 13D and information provided by the reporting persons to the Company. The Schedule 13D was filed on February 8, 2016 by and on behalf of TCP RG, LLC, Tengram Capital Partners Gen2 Fund, L.P. (“Tengram Fund I”), Tengram Capital Associates, LLC (“TCA”), TCP Denim, LLC, Tengram Fund II, Tengram Capital Associates II, LLC (“TCA II”), Matthew Eby and William Sweedler. TCP RG, LLC received 1,245,418 shares of common stock pursuant to the RG Merger, TCP RG II, LLC received 410,345 shares of common stock pursuant to the RG Merger and TCP Denim, LLC received 50,000 shares of the Series A Convertible Preferred Stock in connection with the RG Merger, which are convertible into 4,480,287 shares of common stock issuable upon conversion of issued to TCP Denim, LLC. Additionally, Tengram Fund II received a warrant for the purchase of 500,000 shares of our common stock at an exercise price of $3.00 per share, which is currently exercisable, in connection with the Company’s acquisition of Norwegian lifestyle brand SWIMS. The above shares exclude the SWIMS Convertible Note with principal of $13.0 million issued to Tengram Fund II in connection with the acquisition of Norwegian lifestyle brand SWIMS, which accrues interest at a rate of 3.75% per annum, compounding on the first day of each month starting August 1, 2016, and will convert, at Tengram Fund II’s option or on the maturity date of January 18, 2017 if not already repaid in cash on or prior to that date, into up to 4,500,000 newly issued shares of our Class A-1 Preferred Stock at a conversion price of $3.00 per share. The Class A-1 Preferred Stock may convert into shares of our common stock at an initial price of $3.00 per share, subject to various conditions. For more information on the SWIMS Convertible Note, see the Company’s Current Report on Form 8-K filed with the SEC on July 19, 2016.

Each of TCP RG, LLC and TCP RG II, LLC is managed by its managing member, Tengram Fund I. TCP Denim, LLC is managed by its sole member, Tengram Fund II. TCA is the general partner of Tengram Fund I. TCP Denim, LLC is managed by its sole member, Tengram Fund II. TCA II is the general partner of Tengram Fund II. Matthew Eby and William Sweedler are the co-managing members of both TCA and TCA II. TCP RG, LLC, TCP RG II, LLC and TCP Denim, LLC have shared voting and dispositive power with respect to their shares. Each of Matthew Eby, William Sweedler, TCA and Tengram Fund I may be deemed to share the voting and dispositive power of the shares held by TCP RG, LLC and TCP RG II, LLC. Each of Matthew Eby, William Sweedler, TCA II and Tengram Fund II may be deemed to share the voting and dispositive power of the shares held by TCP Denim, LLC. The address of each of the entities mentioned in this footnote is c/o Tengram Capital Partners, 15 Riverside Avenue, First Floor, Westport, CT 06880.

(2)

This information as to beneficial ownership is based on a Schedule 13G filed on February 8, 2016 by and on behalf of Barry Sternlicht. The address of Mr. Sternlicht is 591 West Putnam Ave Greenwich, CT 06830.

(3)

This information as to beneficial ownership is based on a Schedule 13G filed on February 25, 2016 by Knight’s Bridge Capital Partners Fund I L.P. and Knight’s Bridge Capital Partners Fund I (U.S.) L.P. These shares consist of (i) 643,716 shares of common stock beneficially owned by Knight’s Bridge Capital Partners Fund I L.P., over which there is shared voting and dispositive power, and (ii) 77,211 shares of common stock beneficially owned by Knight’s Bridge Capital Partners Fund I (U.S.) L.P., over which there is shared voting and dispositive power. The address of each of Knight’s Bridge Capital Partners Fund I L.P. and Knight’s Bridge Capital Partners Fund I (U.S.) L.P. is 181 Bay Street, Suite 3830, Toronto, Ontario, Canada M5J 2T3.

(4)

This information as to beneficial ownership is based on a Schedule 13D/A filed on February 4, 2016 by and on behalf of Fireman Capital CPF Hudson Co-Invest LP, or Fireman, and Daniel Fireman. These shares, which are beneficially owned by Fireman and its Managing Partner, Daniel Fireman, consist of (i) 494,807 shares of common stock; plus (ii) 210,027 shares of common stock issuable upon conversion of the Modified Convertible Note held by Fireman, which, because it is convertible at any time, is deemed to be outstanding pursuant to Rule 13d-3(1) under the Exchange Act. Each of Fireman and Daniel Fireman has shared voting and dispositive power with respect to the shares. The address of each of Fireman and Daniel Fireman is c/o Fireman Capital Partners, LLC, Watermill Center, 800 South Street, Suite 600, Waltham, MA 02453.

(5)

Excludes 433,764 RSUs, which will vest in annual installments over a three-year period with the first installment vesting on December 31, 2016, subject to Mr. Buckley’s continued employment through the applicable vesting dates. Each RSU represents a contingent right to receive one share of our common stock and will be settled in cash in the event that there are insufficient shares of common stock available to settle the applicable RSUs in common stock.

(6)

Includes (i) 32,863 shares held for the personal account of Mr. Furrow and (ii) 510 shares held for the account of Mr. Furrow’s spouse. Mr. Furrow has pledged under the terms of certain loan agreements and lines of credit an aggregate of 30,004 shares of common stock held in his personal account. This information is based upon a Form 4 filed with the SEC on March 3, 2014, after giving effect to the reverse stock split of our issued and outstanding common stock that was declared on January 28, 2016 and effective as of the date of the RG Merger, whereby each 30 shares of our issued and outstanding common stock were reclassified into one share of our issued and outstanding common stock without changing the par value or the amount of authorized shares of our common stock (the “Reverse Stock Split”).

(7)

Includes (i) 89,600 shares held for Mr. Crossman’s personal account, including 20,000 (after giving effect to the Reverse Stock Split) shares of restricted stock pursuant to his consulting agreement, which fully vested on January 19, 2016; and (ii) 1,666 shares held for the accounts in trust for Mr. Crossman’s minor children, for which Mr. Crossman’s father is the trustee. Mr. Crossman disclaims beneficial ownership of shares held for the accounts in trust for his minor children. This information is based upon a Form 4 filed with the SEC on December 18, 2014 and the subsequent issuance of the 20,000 shares of restricted stock (after giving effect to the Reverse Stock Split) pursuant to his consulting agreement, which fully vested on January 19, 2016.

(8)

Includes (i) 2,387 shares held for the personal account of Mr. Furrow; and (ii) 444 shares issuable upon the exercise of currently exercisable (or exercisable within 60 days) options (after giving effect to the Reverse Stock Split). This information is based upon a Form 3 filed with the SEC on January 29, 2015 (after giving effect to the Reverse Stock Split).

(9)	This information is based upon a Form 4 filed with the SEC on December 22, 2015 (after giving effect to the Reverse Stock Split).
(10)

This information is based upon a Schedule 13D/A filed on February 2, 2016 by and on behalf of Peter Kim. The above shares include (i) 418,024 shares of common stock and (ii) 603,468 shares of common stock issuable upon conversion of the Modified Convertible Note, issued to Mr. Kim on January 28, 2016 in connection with the RG Merger, with a principal amount equal to $8,418,382.94. Because the Modified Convertible Note is convertible at any time by Mr. Kim, it is deemed to be outstanding pursuant to Rule 13d-3 of the Exchange Act. For more information on the Modified Convertible Note, see “Certain Relationships and Related Transactions and Director Independence—Agreements Related to the Joe’s Asset Sale and the RG Merger—Hudson Convertible Notes.” The above shares exclude 166,667 RSUs, which will vest in annual installments over a three-year period with the first installment beginning on the first anniversary of January 28, 2017, subject to Mr. Kim’s continued employment.

(11)	See Note 1.
(12)	See Note 1.
(13)

Includes, after giving effect to the Reverse Stock Split, (i) 7,644 shares held for the personal account of Mr. Savage and (ii) 341 shares held for the account of Savage Interests LP, a limited partnership in which Mr. Savage and his spouse are limited partners. Mr. Savage disclaims beneficial ownership of such shares held for the account of Savage Interests LP.

Proposal No. 2 — To Adopt the Differential Brands Group Inc. 2016 Stock Incentive
COMPENSATION Plan and to Approve the Material Terms of the Performance Goals
of the 2016 Plan Under Section 162(M) of the Internal Revenue Code of 1986, as
Amended

Background of the Proposal

The Board of Directors proposes that stockholders approve the 2016 Plan, which was unanimously adopted by our Board on October 5, 2016. The 2016 Plan provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other equity-based awards and cash awards to employees and consultants of the Company and its affiliates and nonemployee directors of the Company. The Board of Directors believes that the adoption of the 2016 Plan is necessary in order to allow the Company to continue to attract, retain and motivate employees, to enhance long-term performance and competitiveness of the Company and its affiliates and to further align the interests of our employees and non-employee directors with those of our stockholders.

The 2016 Plan is designed to comply with the requirements of the Section 162(m) of Internal Revenue Code (“Section 162(m)”). Section 162(m) limits our tax deduction for expenses in connection with compensation for our Chief Executive Officer and certain other most highly-compensated executive officers for any fiscal year to the extent that the compensation of such person exceeds $1 million during such fiscal year, excluding compensation that qualifies as “performance-based compensation.” Section 162(m) provides that in order for compensation to be treated as qualified performance-based compensation, the material terms of the 2016 Plan pursuant to which the performance-based compensation is paid must be disclosed to and approved periodically by our stockholders. The material terms subject to stockholder approval include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria upon which the performance goal is based; and (iii) the maximum amount of compensation to be paid during a specified period.

These material terms are described below. Certain of our executive officers are eligible to receive annual cash incentive and long term equity awards under the 2016 Plan and have an interest in the passage of this Proposal no. 2. We generally intend that awards made under the 2016 Plan to our executive officers will be eligible for treatment as performance-based compensation under Section 162(m). However, our Board of Directors and Compensation and Stock Option Committee retains discretion to approve annual, long-term or other compensation arrangements under the 2016 Plan that may not permit such compensation to qualify for tax deductibility under Section 162(m). In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.

Material Terms of the 2016 Plan

General.   The 2016 Plan permits the granting of any or all of the following types of awards: (i) nonqualified stock options; (ii) incentive stock options (iii) stock appreciation rights (“SARs”); (iv) restricted stock; (v) RSUs; (vi) performance compensation awards; (vii) other stock-based awards; (viii) dividend equivalents; and (ix) cash-based awards. The maximum number of shares that may be issued with respect to awards granted under the 2016 Plan is 3,529,109 (subject to adjustment in accordance with the provisions described under caption “Adjustments Upon Certain Events” below).

The aggregate number of shares treated as issued under the 2016 Plan at any time shall equal only the number of shares issued upon exercise or settlement of an award. Shares underlying awards that are forfeited, cancelled, terminated or expire unexercised, or settled in cash in lieu of issuance of shares, shall be available for issuance pursuant to future awards to the extent that such shares are forfeited, repurchased or not issued under any such award. Any shares tendered to pay the exercise price of an option or other purchase price of an award, or withholding tax obligations with respect to an award, shall be available for issuance pursuant to future awards. In addition, if any shares subject to an award are not delivered to a participant because (i) such shares are withheld to pay the exercise price or other purchase price of such award, or withholding tax obligations with respect to such award (or other award), or (ii) a payment upon exercise of an SAR is made in shares, the number of shares subject to the exercised or purchased portion of any such award that are not delivered to the participant shall be available for issuance pursuant to future awards.

Subject to adjustment as provided in the 2016 Plan, the maximum number of shares with respect to which awards may be granted to any participant in any calendar year may not exceed 500,000 shares. The maximum cash amount payable to any participant pursuant to any cash-based award granted to a participant in any calendar year and that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code may not exceed $1,500,000.

Eligibility.  Current and prospective employees, non-employee directors and consultants of the Company and its affiliates are eligible to receive awards under the 2016 Plan selected by the Compensation and Stock Option Committee or any other committee designated by our Board. Approximately 400 employees are currently eligible to participate in the 2016 Plan.

Administration.  The 2016 Plan is administered by the Compensation and Stock Committee of the Board of Directors or by any other committee designated by the Board of Directors (the “Administering Committee”). Such committee determines the persons who are eligible to receive awards, the number of shares subject to an award and the terms and conditions of such awards. The Administering Committee has the authority to interpret the provisions of the 2016 Plan and of any awards granted thereunder and to waive or amend the terms or conditions of awards granted under the 2016 Plan. Further, the Administering Committee establishes performance measures in connection with awards, including “qualified performance awards” (as defined below).

Adjustments upon Certain Events.  If the outstanding Company shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any divided, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to acquire shares or other securities of the Company, or other similar corporate transaction or event, or other unusual or nonrecurring events affecting the Company or an affiliate, such that in any case an adjustment is determined by the Administering Committee in its sole discretion to be necessary or appropriate, then the Administering Committee shall make any such adjustments in such manner as it may deem equitable to the shares available for issuance under the 2016 Plan, the shares subject to outstanding awards and the grant or exercise price of outstanding awards.

Except to the extent otherwise provided in an award agreement, in the event of a “change in control” (as defined in the 2016 Plan), the Administering Committee may, in its discretion, provide that, with respect to all or any portion of a particular outstanding award or awards, (i) any outstanding option, SAR or other award (as applicable) that is not then exercisable shall immediately become exercisable as to all or any portion of the shares covered thereby as of a time prior to the “change in control”; (ii) all or any portion of the restrictions applicable to any outstanding award shall immediately lapse as of a time prior to the “change in control” (including a waiver of any applicable performance goals); (iii) performance periods in effect on the date the “change in control” occurs shall end on such date, and (A) determine the extent to which performance goals or other performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the participant to receive partial or full payment of awards for each such performance period based upon the Administering Committee’s determination of the degree of attainment of the performance goals or other performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Administering Committee; (iv) awards previously deferred shall be settled in full as soon as practicable; (v) any outstanding awards shall be adjusted, substituted, converted, settled and/or terminated as the Administering Committee, in its discretion, deems appropriate and consistent with the 2016 Plan’s purposes; and (vi) with respect to any options having a per share exercise price equal to, or in excess of, the fair market value of a share, such options shall be canceled and terminated without any payment or consideration therefor.

Stock Options.  Stock options awarded may be in the form of either nonqualified stock options or incentive stock options, or a combination of the two, at the discretion of the Administering Committee. The 2016 Plan provides that the option price pursuant to which shares of our common stock may be purchased shall be determined by the Administering Committee, but shall not be less than the fair market value of our shares of common stock on the date the option is granted. The term of each option shall be determined by the Administering Committee, but no incentive stock option shall be exercisable more than ten years after the date of grant. The exercise price for shares under a stock option may be paid by one or more of the following methods, as approved by the Administering Committee or in the award agreement: (i) in cash, check or cash equivalents; (ii) by delivery of shares already owned that were purchased on the open market or that have been held for at least six months that have a fair market value equal to the aggregate exercise price; (iii) by a broker-assisted cashless exercise procedure; (iv) by having shares withheld that have a fair market value equal to the aggregate exercise price; or (v) by any other means that the Administering Committee approves.

In general, unvested stock options are forfeited when a participant terminates employment or service with the Company or its affiliates. In addition, under the 2016 Plan, if a participant terminates service or employment with the

Company or any of its affiliates as a result of disability or death, the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination until the earlier of the expiration date and the date that is one year or three years, respectively from the date of termination, unless the award agreement expressly provides for a different expiration date. If a participant terminates service or employment with the Company or any of its affiliates for cause, any stock option held by such individual (whether vested or unvested) will be immediately forfeited. If a participant terminates service or employment with the Company or any of its affiliates for any other reason, the stock option will remain exercisable with respect to the number of shares as to which it was vested on the date of such termination and will expire on the earlier of the expiration date and the date that is 90 days following the date of such termination, unless the award agreement expressly provides for a different expiration period. The aggregate fair market value on the date of grant of the shares with respect to which incentive stock options first become exercisable during any calendar year for any participant may not exceed $100,000.

Incentive stock options may not be transferred by a participant other than by will or the laws of descent and distribution and may be exercised only by a participant, unless the participant is deceased. In general, similar transfer restrictions apply to nonqualified stock options, except that, in the case of nonqualified stock options, the Administering Committee has the discretion to permit a participant to transfer a nonqualified stock option to another individual. Any nonqualified stock option so transferred will be subject to the same terms and conditions of the original grant and may be exercised by the transferee only to the extent the stock option would have been exercisable by the participant had no transfer occurred.

Stock Appreciation Rights.  The Administering Committee has the authority under the 2016 Plan to grant SARs. An SAR is an award that gives the participant the right to benefit from appreciation in the value of shares over the grant price established in the award. The terms and conditions of an SAR are specified in the award agreement. If and when payable, the appreciation may be paid in cash, shares of common stock or such other form or combination of forms of payout, at times and upon conditions as determined at the discretion of the Administering Committee. SARs will be subject to the terms and conditions specified in the award agreement. SARs granted in connection with an option will be granted at the time of grant of the option. SARs granted in connection with an option are subject to the same terms and conditions as the related option and are exercisable only at such times and to such extent as the related option is exercisable. The grant price of SARs must generally be at least equal to the fair market value of the common stock on the date of grant. Under the 2016 Plan, an SAR is generally treated in the same manner as a stock option on termination of employment.

No Repricing.  No option or SAR may be repriced, regranted through cancellation, including cancellation in exchange for cash or other awards, or otherwise amended to reduce its option price or exercise price (other than with respect to adjustments made in connection with a transaction or other change in the Company’s capitalization as described in the provisions described below under “Adjustments Upon Certain Events”) without the approval of the stockholders of the Company.

Restricted Stock and Restricted Stock Units.  In general, restricted stock is an award of shares granted to a participant that is subject to vesting conditions and restrictions on transfer for a period of time. An RSU provides for the issuance of shares or cash to its holder following the vesting date or dates associated with the award. If an RSU is settled in cash, the award holder will be entitled to payment equal to the fair market value of the shares subject to such awards on the date the award vests, less applicable withholding taxes. Holders of RSUs are not entitled to any privileges of ownership of the shares of common stock underlying their RSUs until the underlying shares are actually delivered to them following vesting of the RSUs. Unless otherwise provided in the applicable award agreement, unvested restricted stock and unvested RSUs are forfeited when a holder terminates employment or service with the Company or its affiliates.

Other Stock-Based Awards.  The Administering Committee may grant other types of equity-based or equity-related awards not otherwise described above in such amounts and subject to such terms and conditions, as the Administering Committee shall determine as set forth in the applicable award agreement. Such other stock-based awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Dividend Equivalents.  Dividend equivalents will be subject to the terms and conditions specified in an award agreement. The award agreement may provide for the dividend equivalents to be paid in cash or deemed reinvested in additional shares. Dividend equivalents may be settled in cash and/or shares. In addition, if the dividend equivalents are awarded as a component of another award, the Administering Committee, in its sole discretion, may subject the dividend equivalents to the same terms and conditions that apply to such award.

Cash-Based Awards.  Cash-based awards may be granted to participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Administering Committee. A cash-based award entitles the participant who receives such award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Administering Committee.

Performance Compensation Awards. Restricted stock awards, restricted stock units, other stock-based awards and cash-based awards subject to performance conditions may, in the Administering Committee’s discretion, be structured to qualify as performance-based compensation that is exempt from the deduction limitations of section 162(m), as described under “Certain Federal Income Tax Consequences” below (referred to in this summary as “performance compensation awards”). These performance compensation awards will be conditioned on the achievement by the Company or its affiliates, divisions or operational units, or any combination of the foregoing, of objectively determinable performance goals, based on one or more of the following performance measures, over a specified performance: (i) net earnings or net income (before or after interest, taxes and/or other adjustments); (ii) basic or diluted earnings per share (before or after interest, taxes and/or other adjustments); (iii) book value per share; (iv) net revenue or revenue growth; (v) net interest margin; (vi) operating profit (before or after taxes); (vii) profit growth; (viii) profit-related return ratios; (ix) return on assets, equity, capital, revenue, investment or similar measure; (x) cash flow (including operating cash flow and free cash flow); (xi) share price (including growth measures and total stockholder return); (xii) working capital; (xiii) expense targets; (xiv) margins; (xv) operating efficiency; (xvi) measures of economic value added; (xvii) asset quality; (xviii) asset growth; (xix) employee retention; (xx) attainment of strategic or operational initiatives; (xxi) enterprise value; (xxii) dividend payout ratios; (xxiii) dividend yield; (xxiv) market share, mergers, acquisitions, or sales of assets; (xxv) revenue per employee; (xxvi) employee satisfaction/engagement; (xxvii) customer satisfaction; or (xviii) any combination of the foregoing that are selected by the Administering Committee.

These performance measures may be used on an absolute or relative basis or may be compared to the performance of a selected group of comparison companies, a published or special index or various stock market indices. No more than 500,000 shares of common stock may be earned in respect of performance compensation awards granted to any one participant for a single fiscal year during a performance period (or, in the event the award is settled in cash, other securities, other awards or other property, no more than the fair market value of that number of shares, calculated as of the last day of the performance period to which the award relates). If a performance compensation award is not denominated in shares of common stock, the maximum amount that can be paid to any one participant in any one fiscal year in respect of that award is $1,500,000.

The Administering Committee will, within the first 90 days of the performance period, define in an objective fashion the manner of calculating the performance measures and performance goals it selects to use for the performance period. After the end of the performance period, the Administering Committee will determine and certify in writing the extent to which the performance goals have been achieved and the amount of the performance compensation award to be paid to the participant. The Administering Committee may, in its discretion, reduce or eliminate, but may not increase, the amount of a performance compensation award otherwise payable to a participant. The Administering Committee may not waive the achievement of performance goals applicable to these awards (except in the case of the participant’s death, disability or a change in control of the Company). Subject to the limitations of Section 162(m), the Administering Committee may adjust or modify the calculation of a performance goal based on and to appropriately reflect the following events: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other rules affecting the results, (iv) any reorganization or restructuring, (v) the cumulative effect of changes in accounting principles, (vi) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement), (vii) acquisitions, divestitures or discontinued operations, (viii) gains or losses on refinancing or extinguishment of debt, (ix) foreign exchange gains and losses, (x) a change in the Company’s fiscal year (xi) any other specific unusual events, or objectively determinable category thereof, or (xii) any other specific nonrecurring events, or objectively determinable category thereof.

Non-employee Director Awards Maximum.  No non-employee director of the Company may be granted one or more awards within any fiscal year of the Company, solely with respect to service as a director, that exceed $1,500,000 in aggregate value of cash-based and other awards, with such value determined by the Administering Committee as of the date of grant of the awards.

Amendments to the 2016 Plan.  The Board of Directors may, subject to stockholder approval to the extent necessary and desirable to comply with applicable legal and regulatory requirements, at any time amend, alter, suspend, or terminate the 2016 Plan or award agreements granted thereunder. However, no amendment, alteration, suspension, or termination may be made that would materially impair the previously accrued rights of any award recipient without the written consent of such recipient, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules. In addition, no amendment may be made to reduce the exercise or grant price of any outstanding stock option or SAR unless approved by the Company’s stockholders.

Transferability.  Unless determined otherwise by the Administering Committee, awards granted under the 2016 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution following the recipient’s death, and may be exercised during the lifetime of the award recipient, only by the award recipient. Each award holder may, from time to time, on a form approved by the Administering Committee name any beneficiary or beneficiaries who shall be permitted to exercise his or her stock option or SAR or to whom any benefit under the 2016 Plan is to be paid in case of the participant’s death before he or she fully exercises his or her stock option or SAR or receives any or all of such benefit.

Participants Based Outside of the United States.  The Administering Committee may grant awards to eligible individuals who are non-United States nationals, who reside outside the United States, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the 2016 Plan to foster and promote achievement of the purposes of the 2016 Plan and comply with those non-United States legal or regulatory provisions.

Effectiveness.  The 2016 Plan will become effective upon approval by the stockholders at the Annual Meeting.

Federal Income Tax Consequences.  The following is a brief summary of the principal U.S. federal income tax consequences of certain awards under the 2016 Plan, under current United States federal income tax laws. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

A participant who is granted a nonqualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the fair market value of the stock on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the stock for income tax purposes equal to the amount paid for the stock plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such stock, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such stock.

The exercise of an incentive stock option by the option holder is exempt from income tax, although not from the alternative minimum tax, and does not result in a tax deduction for the Company if the holder has been an employee of the Company at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the option holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as a “disqualifying disposition”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the holder.

Upon exercise of an SAR, a participant will recognize taxable income in the amount of the aggregate cash received. A participant who is granted unrestricted shares will recognize ordinary income in the year of grant equal to the fair market value of the shares received. In either such case, the Company will be entitled to an income tax deduction in the amount of such income recognized by the participant.

A participant will not recognize any income at the time an award of restricted stock, restricted stock units or other stock-based award is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on shares of restricted stock lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. A participant may, however, elect within 30 days after receiving an award of restricted stock to recognize ordinary income in the year of receipt of the award, instead of the year of vesting, equal to the excess of the fair market value of the shares on the date of receipt over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of RSUs, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to awards of restricted stock, restricted stock units and other stock-based awards, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

With respect to cash-based awards, the participant generally will recognize ordinary income, and we will receive a corresponding tax deduction, at the time the cash is paid. With certain exceptions, Section 162(m) limits deduction for compensation in excess of $1,000,000 paid to certain “covered employees” whose compensation is reported in the Summary Compensation Table included in the Company’s annual proxy statements. However, compensation paid to such employees will not be subject to such deduction limitation if it is considered “qualified performance-based compensation” (within the meaning of Section 162(m), which, among other requirements, requires stockholder approval of the performance measures available under a plan). Notwithstanding the adoption of the 2016 Plan by stockholders, we reserve the right to pay our employees, including recipients of awards under the 2016 Plan, amounts that may or may not be deductible under Section 162(m) or other provisions of the Internal Revenue Code. In addition, it is possible that performance-based compensation that is intended to be exempt from the deduction limit under Section 162(m) may not meet the requirements to qualify for such exemption.

Other.  The amounts that will be received by participants in the future under the 2016 Plan are not yet determinable, as awards are at the discretion of the Administering Committee.

The above is only a brief summary of the material terms of the 2016 Plan, and does not describe all the terms of the 2016 Plan. This summary is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the 2016 Plan, attached to this Proxy Statement as Annex A. Any capitalized terms that are used but not defined in this summary have the meaning as defined in the 2016 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE ADOPTION OF THE 2016 PLAN AND THE APPROVAL OF THE
Material Terms of the Performance Goals of the 2016 Plan Under Section 162(M)
FOR THE REASONS OUTLINED ABOVE.

Proposal No. 3 — To Approve the issuance of more than 19.99% of the company’s outstanding common stock in Accordance with the Stockholder Approval
Requirements of Nasdaq Listing Rule 5635(D) in One or More Private Placements

Background of the Proposal

We intend to raise additional capital, subject to the limitations described below, through the issuance of our common stock (and/or other equity securities convertible into our common stock) in one or more private placements. On October 5, 2016, our Board unanimously passed resolutions approving and declaring in the best interests of the Company and our stockholders the issuance of up to 4,000,000 shares of our common stock in one or more private placements to institutional and/or accredited investors, in transaction(s) exempt from registration under the Securities Act. Our Board now proposes that our stockholders approve this proposal.

The Company intends to use the net proceeds generated from the issuance of shares in such private placement(s): (i) to pay off the SWIMS Convertible Note; and (ii) for general corporate purposes.

We have not determined the particular terms for any such prospective private placement(s). Because we intend to raise additional capital that triggers the requirements of Nasdaq Listing Rule 5635(d), we are seeking stockholder approval now so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

Stockholder Approval Requirement

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving: (1) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value of the common stock, which, together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (2) the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the common stock. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Any purchase agreement we may enter into for the sale of our securities in any such private placement(s) prior to the Annual Meeting to which this Proxy Statement relates will provide that, until the relevant transaction contemplated by the purchase agreement has been approved by our stockholders, we will not effect sales of our common stock and the purchaser(s) in such private placement(s) will not have the right or the obligation to purchase shares of our common stock under the relevant purchase agreement.

We are submitting to our stockholders for their approval the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more capital-raising private placement transactions subject to the following limitations:

•

The aggregate number of shares issued in such transactions will not exceed 4,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $25 million;
•

The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be approximately 15% below the market price of our common stock at the time of issuance, in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult to predict;

•	Such transactions will occur, if at all, on or before March 31, 2017; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

Effect on Current Stockholders

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any private placement would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more private placements could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any prospective private placement. As a result, the aggregate level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 4,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct one or more private placements, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the aggregate net proceeds of any prospective private placement will be until they are completed, but as discussed above, the aggregate dollar amount of any such private placement(s) will be no more than $25 million. If any private placement is completed, the net proceeds will: (i) be used to pay off the SWIMS Convertible Note; and (ii) be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any private placement.

Consequences if Stockholders Do Not Approve this Proposal

If this proposal is not approved by our stockholders, the Company will not be able to issue shares in any proposed private placement. In such event, the Company anticipates it would need to seek alternative sources of financing, which may not be available on terms acceptable to the Company or at all. The Company believes that, in order to pursue its business strategies, it needs to complete one or more private placements to pay off the SWIMS Convertible Note and have the ability to move quickly to raise additional capital should opportunities develop in the capital markets in the future. In addition, if our stockholders do not approve this proposal, we may not have sufficient liquidity to pay off the SWIMS Convertible Note prior to the maturity date of January 18, 2017.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF COMMON STOCK EXCEEDING
19.99% OF OUR OUTSTANDING COMMON STOCK IN ACCORDANCE WITH THE STOCKHOLDER
APPROVAL REQUIREMENTS OF NASDAQ LISTING RULE 5635(D) FOR THE REASONS OUTLINED
ABOVE.

Proposal No. 4 — To Approve Amendments to our Bylaws to Permit any Action
Required or Permitted to be Taken by Stockholders at an ANNUAL OR SPECIAL
Meeting OF STOCKHOLDERS TO be Effected by Written Consent IN LIEU OF A MEETING

Background of the Proposal

On October 5, 2016, our Board of Directors unanimously passed resolutions approving, and declaring it in the best interests of the Company and our stockholders to make, certain amendments to our Bylaws. The Board of Directors is proposing adoption of such amendments, subject to the approval of our stockholders. These Bylaws amendments are detailed below.

Pursuant to the Delaware General Corporation Law, unless a company’s certificate of incorporation provides otherwise, its stockholders may take corporate action without a meeting if the holders of stock with the minimum number of votes necessary to authorize such action execute a written consent. Our Bylaws currently provide that, except as otherwise expressly provided by the terms of any series of preferred stock permitting the holders of such series of preferred stock to act by written consent, any action required or permitted to be taken by stockholders of the Company must be effected at a duly called annual or special meeting of stockholders and may not be effected by written consent in lieu of a meeting. Our Eighth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) is silent on stockholder action by written consent.

Our Board of Directors is requesting that stockholders approve amendments to our Bylaws to permit that any action required or permitted to be taken by stockholders at a duly called annual or special meeting of stockholders may be effected by written consent in lieu of such meeting (the “Proposed Bylaw”).

Proposed Amendments to our Bylaws

If approved, the Proposed Bylaw would generally provide the following changes from our existing Bylaws:

Generally. Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken is signed by holders of record (as of the record date for such written consent established pursuant to the procedures of the Proposed Bylaw) of the outstanding common stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Record Date for Written Consents. Our Board of Directors may fix a record date to determine the stockholders entitled to consent to corporate action in writing without a meeting. Additionally, any stockholder of record seeking to have the stockholders authorize or take any action by written consent must first request in writing that our Board of Directors fix such record date by delivering a notice. The notice must comply with the notice requirements described below. In both cases, the record date may take place at most ten days after the date on which the Board adopts such record date.

Where a stockholder requests that our Board fix a record date by delivering a notice, the request must be delivered to the Company by written notice to the Company’s Secretary with evidence of ownership attached. The request must also be signed by holders of record of at least 20% of the voting power of the then outstanding shares of capital stock of the Company entitled to vote on the matter. Notwithstanding this requirement, under the Proposed Bylaw, stockholders will still be able to use the mechanisms available under our existing Bylaws and the federal securities laws to bring business for consideration at an annual or special meeting of stockholders.

Assuming our Board has not already fixed such a record date, our Board of Directors must adopt a resolution fixing a record date within ten days after receipt of a request from any such stockholder in proper form as set forth in the Proposed Bylaw. If our Board does not resolve to fix a record date within the allotted ten-day time period, the record date will be as follows: (i) where prior action by our Board is not required by applicable law, the first date after the expiration of such ten-day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with the Proposed Bylaw; and (ii) where prior action by our Board is indeed required by applicable law, the close of business on the date on which our Board adopts the resolution taking such prior action.

Notice Requirements for Written Consents. A stockholder’s written notice stating that it seeks to have the stockholders authorize or take corporate action by written consent must meet the following criteria:

•	It must describe the action proposed to be taken by written consent of stockholders.
•

It must contain such information and representations, to the extent applicable, required by our Bylaws as though such stockholder was intending to make a nomination or to bring any other matter before a meeting of stockholders.

•	It must contain the text of the proposal(s).

The Company may require the stockholder(s) submitting such notice to furnish such other information to determine the validity of the request for a record date and to determine whether the request relates to an action that may be effected by written consent. The stockholder(s) seeking such action or actions must also update and supplement any information previously provided to the Company in connection therewith, if necessary, as required by Section 2.7 of our existing Bylaws relating to business brought by a stockholder for consideration at an annual or special meeting of stockholders. The Proposed Bylaw does not change the provisions of our existing Bylaws relating to business brought by stockholders before a meeting of stockholders, including Section 2.7.

Validity and Effectiveness of Written Consents.  Every written consent must bear the date of signature of each stockholder signing it. No written consent will be effective to take the corporate action referred to therein unless, within 60 days after the earliest dated written consent received in accordance with the Proposed Bylaw, valid written consents signed by a sufficient number of stockholders to take such action are (i) delivered to Company in accordance with the Proposed Bylaw and applicable law and (ii) not revoked.

Inspectors of Written Consents. In the event of the delivery of written consents to take corporate action and/or any related revocation or revocations, the Company will engage an independent inspector for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. No action by written consent without a meeting may be effective until the Secretary of the Company or the independent inspectors certify that the valid and unrevoked consents delivered to the Company in accordance with the Proposed Bylaw and applicable law represent a minimum number of votes necessary to take corporate action under the relevant provisions of our Certificate of Incorporation and the Delaware General Corporation Law.

Situations Where Right Is Not Available. Stockholders may not act by written consent in the following situations:

•	the action relates to an item of business that is not a proper subject for stockholder action under applicable law;
•

the stockholder request for a record date is received by the Company during the period between 90 days before the one-year anniversary of the immediately preceding annual meeting of stockholders and the next annual meeting of stockholders;

•

an identical or substantially similar item was included in the Company’s notice as an item of business at a stockholder meeting held 120 days before the Company received the stockholder request for a record date, with the election of directors considered an “identical or substantially similar item” with respect to all items of business involving election of directors; or

•	the record date was made in a manner violating Regulation 14A of the Exchange Act or other applicable law.

Existing Requirements. Actions taken by written consent in accordance with the Proposed Bylaw will not relieve the stockholders or the Company of their duty to comply with federal and state securities laws with respect to the solicitation of written consents.

Board’s Right to Contest. Our Board of Directors is expressly entitled to contest the validity of any consent or revocation, whether before or after certification by the Secretary of the Company or independent inspectors, and may take any other action, including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief.

Effectiveness of Proposed Bylaw.  In addition to approving and declaring advisable the Proposed Bylaw, our Board of Directors has also approved certain conforming changes to the Bylaws, which are subject to, and will become effective only upon, the effectiveness of the Proposed Bylaw. The Proposed Bylaw will become effectively immediately upon its approval by the Company’s stockholders.

The above is only a brief summary of the material terms of the Proposed Bylaw, and does not describe all the terms of the Proposed Bylaw. This summary is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the amended Bylaws. A copy of our Bylaws, marked to show the proposed changes from the Proposed Bylaw and certain other conforming changes, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this Proxy Statement as Annex B.

Effect on Current Stockholders

Our Board of Directors has carefully considered the advantages and disadvantages to both stockholders and the Company of permitting stockholder action by written consent without a meeting of stockholders. Based on this rigorous analysis, our Board of Directors has concluded that the best interests of our stockholders and the Company would be to support the Proposed Bylaw.

The Proposed Bylaw would enhance corporate governance for our stockholders and the Company while aiding the Company’s overall efforts to reduce expenses, thus helping to optimize income and stockholder value. Provisions restricting action by written consent may limit stockholders’ ability to participate effectively in corporate governance and do not recognize the full extent of rights of stockholders made available by Delaware law. Additionally, approval of the Proposed Bylaw would allow for corporate action consistent with stockholder interests, without necessitating the significant financial costs and management attention associated with convening a meeting of stockholders.

As our Board recognizes, there may also be instances where it would be inefficient to hold a meeting of stockholders if the holders of a significant number of voting stock have already determined how a matter will be decided. Unlike proxy solicitations ending in a meeting of stockholders, consent solicitations may be logistically easier for stockholders, who can respond to the proposal by mail rather than voting through a proxy. Furthermore, in contrast with proposals subject to proxy solicitations, which may not pass until a meeting of stockholders takes place, proposals subject to consent solicitation may be ratified as soon as the threshold level of consents is delivered. The ability to obtain stockholder approval by written consent may thus facilitate and accelerate transactions by the Company without the delays related to calling a meeting and distributing meeting materials.

At the same time, our Board acknowledges that limiting stockholder action to that taken at a stockholder meeting may increase the likelihood that the Company’s stockholders have an opportunity to review carefully and respond prudently to important stockholder proposals, and may avoid untimely action by providing stockholders with the benefits of the knowledge, advice and participation of the Company’s management. Thus, as described above, our Board has set forth in the Proposed Bylaw certain requirements for the validity, ministerial review and notice of stockholder written consents to increase the information available to stockholders about proposals to be acted on via such consents and to ensure that stockholders may only initiate proposals by written consent where they receive the requisite levels of approval under the Company’s Certificate of Incorporation and Bylaws and applicable law. Furthermore, the requirements in the Proposed Bylaw for the establishment of a record date for any stockholder action by written consent are designed to protect the rights of all stockholders entitled to vote in any given consent solicitation. The mandate that stockholders must own at least 20% of voting power of the Company’s outstanding capital stock would similarly protect stockholder interests, by limiting consent solicitations to those commenced by holders with interests representative of the larger body of stockholders. Our Board of Directors believes that these proposed amendments represent reasonable procedural protections which take into account the rights and interests of all stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO OUR BYLAWS FOR THE
REASONS DISCUSSED ABOVE.

Proposal No. 5 — To Ratify the appointment of Cohnreznick as the Company’s
Independent Registered Public Accounting Firm for the Fiscal Year Ending
December 31, 2016

In July 2016, our Audit Committee determined it to be in the best interest of the Company and our stockholders to select CohnReznick to replace Moss Adams as the Company’s independent registered public accounting firm for the year ending December 31, 2016, and subsequently approved such appointment. Moss Adams served as the Company’s independent registered public accounting firm for the fiscal year ended November 30, 2015 and for the fourth quarter of the fiscal year ended November 30, 2014 (“fiscal 2014”), after it replaced Ernst & Young LLP (“Ernst & Young”), our previous independent registered public accounting firm for the first three quarters of fiscal 2014. Moss Adams also audited our consolidated financial statements for the fiscal year ended November 30, 2014.

We have been advised by CohnReznick that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board, and complies with the auditing, quality control and independence standards and rules of the Public Company Accounting Oversight Board.

While the Audit Committee retains CohnReznick as our independent registered public accounting firm, the Board of Directors is submitting the selection of CohnReznick to our stockholders for ratification upon recommendation to do so by the Audit Committee and as a matter of good corporate governance.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of CohnReznick as our independent registered public accounting firm for the fiscal year ending December 31, 2016. If the selection of CohnReznick is not ratified by affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal, the Audit Committee will review its future selection of an independent registered public accounting firm in the light of that vote result. Even if the selection of CohnReznick is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

CohnReznick has no financial interest of any kind in the Company, except the professional relationship between auditor and client. Representatives of CohnReznick will be invited to attend the Annual Meeting. If a representative of CohnReznick does attend the Annual Meeting, the representative will have an opportunity to make a statement if he or she so chooses, and will be available to respond to questions from stockholders.

Audit Fees

The table below shows the aggregate fees billed by Ernst & Young for professional services rendered in fiscal 2014 prior to its dismissal in October 2014.

	FY 2014	FY 2015
Audit Fees(1)	$395,000	$—
Audit Related Fees(2)	57,000	65,000
Tax Fees	—	—
All Other Fees	—	—
Total	$452,000	$65,000

(1)

Audit fees consist of aggregate for professional services rendered in connection with the our annual financial statements set forth in our Annual Report on Form 10‑K for the fiscal years ended November 30, 2014 prior to the dismissal of Ernst & Young in October 2014; the review of our unaudited quarterly financial statements set forth in our Quarterly Reports on Form 10‑Q for our first three fiscal quarters during 2014; the audit of our fiscal 2014 and 2013 revised financial statements for discontinued operations; and the additional scope of work due to the acquisition of Hudson as our subsidiary.

(2)	Audit-related fees consist of fees for certain services performed in connection with the Company’s acquisitions.

The table below shows the aggregate fees billed by Moss Adams  for professional services rendered in fiscal 2015 and the fourth quarter of fiscal 2014.

	FY 2014	FY 2015
Audit Fees(1)	$100,000	$545,000
Audit Related Fees(2)	—	154,000
Tax Fees(3)	—	105,000
All Other Fees	—	—
Total	$100,000	$804,000

(1)

Audit fees consist of aggregate for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal years ended November 30, 2015 and November 30, 2014; the audit of our internal control over financial reporting as of November 30, 2014; the review of our unaudited quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for our fiscal quarters during 2015 and 2014; and the audit of our fiscal 2014 revised financial statements for discontinued operations.

(2)	Audit-related fees consist of fees for certain work on the S-4 registration statement in connection with the RG Merger.
(3)	Tax fees consist of fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy which requires the Audit Committee’s pre‑approval of audit and non‑audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee approves such services on an ongoing basis prior to the incurrence of any such audit and non-audit services. The Audit Committee pre-approved all of the audit and non-audit services rendered by Ernst & Young prior to their dismissal in October 2014 and Moss Adams listed above.

The Audit Committee has determined that the services provided by Ernst & Young and Moss Adams were compatible with maintaining both Ernst & Young and Moss Adams’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
RATIFICATION OF SELECTION OF COHNREZNICK AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

Changes in Independent Auditor

Change from Moss Adams to CohnReznick

As previously reported, on July 6, 2016, the Audit Committee dismissed Moss Adams as the Company’s independent registered public accounting firm. Moss Adams’s reports on the Company’s financial statements for the fiscal years ended November 30, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the report for the fiscal year ended November 30, 2014 included an explanatory paragraph related to the existence of substantial doubt about the Company’s ability to continue as a going concern. Additionally, during the fiscal years ended November 30, 2015 and November 30, 2014 and in the interim period from January 1, 2016 through July 6, 2016, (i) there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Moss Adams’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Contemporaneous with the determination to dismiss Moss Adams, the Audit Committee approved the engagement of CohnReznick as the Company’s independent registered public accounting firm for the year ending December 31, 2016. During the Company’s fiscal years ended November 30, 2015 and November 30, 2014, which were audited by Moss Adams, and during the interim period from January 1, 2016 through July 6, 2016, neither the Company nor anyone acting on its behalf consulted with CohnReznick’s regarding the Company’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that CohnReznick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Moss Adams with a copy of certain of the foregoing disclosures and requested that Moss Adams furnish a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of such letter, dated July 8, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2016.

Change from Ernst & Young to Moss Adams

In 2014, the Audit Committee completed a competitive process to determine what audit firm would serve as our independent registered public accounting firm for the year ended November 30, 2014. On October 15, 2014 the Audit Committee dismissed Ernst & Young as our independent registered public accounting firm effective immediately. Ernst & Young was permitted, however, to continue to provide services to the Company with respect to a tax related project it was currently working on until its completion.

The reports of Ernst & Young on our consolidated financial statements for each of the two fiscal years ended November 30, 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, in connection with the audits of our consolidated financial statements for each of the two fiscal years ended November 30, 2013 and in the subsequent interim period through October 15, 2014, (i) there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to the matter in their report and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Contemporaneous with the determination to dismiss E&Y, the Audit Committee approved the engagement of Moss Adams as the Company's independent registered public accounting firm for the fiscal year ended November 30, 2014. During the fiscal years ended November 30, 2013 and 2012 and the subsequent interim period through October 15, 2014, the Company did not consult with Moss Adams regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. However, Moss Adams was previously engaged as the independent accountant for the Company’s newly acquired subsidiaries, Hudson Clothing Holding, Inc. and its subsidiaries, HC Acquisition Inc. and Hudson Clothing LLC (collectively, the “Hudson Entities”), for its fiscal years ended December 31, 2012 and 2011 and through the interim period through September 30, 2013, the date in which the Company acquired the Hudson Entities. During this time and the subsequent review of the financial statements for the Company’s fiscal year ended November 30, 2013, there were no matters related to Item 304(a)(2)(i) or Item 304(a)(2)(ii) that would be required to be disclosed.

The Company provided Ernst & Young with a copy of certain of the foregoing disclosures and requested that Ernst & Young furnish a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of that letter dated December 7, 2015 is filed as Exhibit 16.1 to Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed with the SEC on December 7, 2015.

Change of Accountant in Connection with RG Merger Accounting Purposes

As further discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2015 and subsequent Quarterly Reports on Form 10-Q, on January 28, 2016, the Company completed the RG Merger, which, for accounting purposes, was accounted for as a reverse merger and recapitalization, with RG deemed the accounting acquirer. In addition, as part of the RG Merger, the Company adopted RG’s fiscal year of December 31, changing from the Company’s previous fiscal year of November 30. Prior to the RG Merger, Citrin Cooperman & Company, LLP (“Citrin”) was RG’s independent public registered accounting firm and audited its financial statements for the fiscal years ended December 31, 2015 and 2014, and Moss Adams was the Company’s independent registered public accounting firm and audited its financial statements for the fiscal years ended November 30, 2015 and November 30, 2014. Insofar as RG was considered the accounting acquirer for accounting purposes, the Company’s continued use of Moss Adams as its independent registered public accounting constituted a change in accountants reportable for purposes of Item 304 of Regulation S-K.

Thus, as previously reported, on May 12, 2016, the Audit Committee: (i) formally dismissed Citrin from its role as independent registered public accounting firm, effective May 12, 2016; and (ii) formally approved the engagement of Moss Adams as the post-RG Merger Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, effective May 12, 2016. Although the Audit Committee was required to appoint Moss Adams as a formal matter due to changes resulting from the RG Merger, Moss Adams did not resign or decline to stand for re-election and was not dismissed from its position as the Company’s principal accountant until its later dismissal in July 2016.

Citrin’s reports on RG’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the fiscal years ended December 31, 2015 and December 31, 2014 and in the interim period between January 1, 2016 and May 12, 2016, (i) there were no disagreements with Citrin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Citrin’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2016 included in Exhibit 99.1 certain financial statements of RG audited by Citrin for the fiscal years ended December 31, 2015, 2014 and 2013, which preceded the RG Merger consummated on January 28, 2016. Citrin is not, and has never been, associated with the financial statements of the post-RG Merger Company.

During RG’s fiscal years ended December 31, 2015 and 2014, periods over which RG’s financial statements were audited by Citrin, and during the interim period between January 1, 2016 and May 12, 2016, neither the Company nor anyone acting on its behalf consulted with Moss Adams regarding RG’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on RG’s financial statements, and neither a written report was provided to RG or oral advice was provided that Moss Adams concluded was an important factor considered by RG in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Citrin with a copy of certain of the foregoing disclosures and requested that Citrin furnish a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of such letter, dated May 16, 2016, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 16, 2016.

Other Proposals

As of the date of this Proxy Statement, we are not aware of any other matters that may be presented for action at the Annual Meeting and we do not intend to bring any other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will, in the absence of contrary instructions, have discretionary authority to vote the shares represented by such proxy according to their best judgment.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the SEC on a timely basis. Directors, officers and greater than ten percent beneficial owners are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such forms furnished to us and certain of our internal records, or upon written representations from officers, directors and greater than ten percent beneficial owners that no Form 5 was required, we believe that during the fiscal year ended November 30, 2015, all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent beneficial owners were satisfied on a timely basis, except for Mr. Joseph Dahan, who filed a late Form 4 on December 22, 2015 for a transaction involving the disposition of 51,515 shares of our common stock (before giving effect to the Reverse Stock Split) that occurred on September 11, 2015.

Stockholder Proposals for 2017 Annual Meeting of Stockholders

Stockholder proposals intended to be included in our proxy materials for and voted on at our 2017 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received at our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022 on or before July 10, 2017. Applicable SEC rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in the proxy materials for the 2017 Annual Meeting. The provisions of our Bylaws described below do not affect a stockholder’s ability to request inclusion of a proposal in our proxy materials within the procedures and deadlines set forth in Rule 14a-8.

Additionally, pursuant to the advance notice provisions contained in our Bylaws, to bring before the 2017 Annual Meeting any business not included in the proxy materials for the 2017 Annual Meeting (including to nominate a director candidate not named in such proxy statement) outside of the procedures in Rule 14a-8, a stockholder must (i) give timely written notice of that business to our principal executive offices located at Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022, (ii) be a stockholder of record on the date of giving such notice and (iii) be entitled to vote at the 2017 Annual Meeting. To be timely, the stockholder’s notice must be given no earlier than July 10, 2017 (120 days prior to November 7, 2017, the one-year anniversary of this year’s Annual Meeting) and no later than August 9, 2017 (90 days prior to November 7, 2017). However, in the event that the date of the 2017 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary date of this year’s Annual Meeting, under the terms of our Bylaws, notice by the stockholder must be given (i) no earlier than the opening of business on the 120th day before the 2017 Annual Meeting and (ii) not later than the later of the close of business on the 90th day before the 2017 Annual Meeting or the close of business on the tenth day following the day on which the Company first publicly announces the date of the 2017 Annual Meeting. In all cases, the stockholder’s notice must contain the information required by our Bylaws. For more information on director nominations made by stockholders, see “Corporate Governance Matters—Stockholder Nominations” above. A copy of the Bylaws is available upon request to: Secretary of Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 90022.

A proxy may confer discretionary authority to vote on any matter at an annual meeting if we do not receive notice of the matter within the time frames described above. The chairperson of the meeting may exclude matters that are not properly presented in accordance with the applicable SEC rules and regulations and our Bylaws.

Annual Report

The Annual Report on Form 10-K for the fiscal year ended November 30, 2015, which is not a part of our proxy soliciting materials, is being mailed with this Proxy Statement to all stockholders.

Additionally, and in accordance with SEC rules, you may access our Proxy Statement at www.differentialbrandsgroup.com/proxy2016,  a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2015 filed with the SEC will be provided to stockholders without charge upon written request directed to our Secretary at c/o Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, California 10022 or by calling us at +1 (323) 890-1800. The Company’s copying costs will be charged if exhibits to the Annual Report on Form 10-K for the fiscal year ended November 30, 2015 are requested. The Company also makes available on or through our website free of charge our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

By Order of the Board of Directors

/s/ William Sweedler
William Sweedler
Chairman of the Board of Directors

New York, New York

October 6, 2016

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2016 Annual Meeting, we strongly encourage you to vote. Please vote as soon as possible, even if you plan to attend the 2016 Annual Meeting. If you are unable to attend the Annual Meeting, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE THE ANNUAL MEETING EITHER BY FILING WITH THE CORPORATE SECRETARY OF DIFFRENTIAL BRANDS GROUP INC., AT OUR PRINCIPAL EXECUTIVE OFFICES, A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND EXPRESSING A DESIRE TO VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MAY CHANGE YOUR VOTE BY SUBMITTING NEW VOTING INSTRUCTIONS TO YOUR BROKER, BANK OR OTHER NOMINEE. YOU MUST CONTACT YOUR BROKER, BANK OR OTHER NOMINEE TO FIND OUT HOW TO DO SO. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING WILL BE HELD ON NOVEMBER 7, 2016.

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RESERVATION FORM FOR DIFFERENTIAL BRANDS GROUP INC. 2016 ANNUAL MEETING OF STOCKHOLDERS

Stockholders who expect to attend the Annual Meeting on November 7, 2016, at 10 am Pacific Time at our principal executive offices should complete this form and return it to the Secretary, c/o Differential Brands Group Inc., 1231 S. Gerhart Avenue, Commerce, CA, 90022. Please be prepared to show proof of identification at the check-in desk at the meeting. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting Differential Brands Group Inc. common stock ownership as of October 5, 2016.

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Annex A

DIFFERENTIAL BRANDS GROUP, INC.,
2016 STOCK INCENTIVE COMPENSATION PLAN

1.Establishment; Effective Date; Purposes; and Duration.

(a)Establishment of the Plan; Effective Date.  Differential Brands Group, Inc., a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Differential Brands Group, Inc., 2016 Stock Incentive Compensation Plan,” as set forth in this document (the “Plan”).  The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards, Dividend Equivalents and Cash-Based Awards.  The Plan was adopted on October 5, 2016 by the Company’s Board of Directors, subject to the approval by the shareholders of the Company at the 2016 Annual Meeting of Shareholders on November 7, 2016 and shall only become effective upon the date on which the Plan is approved by the shareholders of the Company (“Effective Date”).  The Plan shall remain in effect as provided in Section 1(c).

(b)Purposes of the Plan.  The purposes of the Plan are:  (i) to enhance the Company’s and the Affiliates’ ability to attract highly qualified personnel; (ii) to strengthen their retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company and the Affiliates; and (iv) to align the interests of Plan participants with those of the Company’s shareholders.  To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards, Dividend Equivalents and Cash-Based Awards.

(c)Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend, suspend or terminate the Plan at any time pursuant to Section 16, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions.  However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

2.Definitions.

Certain terms used herein have the definitions given to them in the first instance in which they are used.  In addition, for purposes of the Plan, the following terms are defined as set forth below:

(a)“Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

(b)“Applicable Exchange” means the Nasdaq Stock Exchange or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock.

(c)“Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards, Dividend Equivalents and Cash-Based Awards.

(d)“Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(e)“Board” or “Board of Directors” means the Board of Directors of the Company.

(f)“Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Section 11.

(g)“Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause:  (A) commission of (1) a felony (or its equivalent in a non-United States jurisdiction) or (2) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of the Company or an Affiliate or that legally prohibits the Participant from working for the Company or any Affiliate; (B) breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s duties to the Company and the Subsidiaries and Affiliates; (C) dishonesty in the course of fulfilling the Participant’s employment duties; (D) any material breach by the Participant of any provision of any agreement or understanding between the Company or an Affiliate and the Participant regarding the terms of the Participant’s service as an Employee, Director or Consultant of the Company or an Affiliate, including the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Director or Consultant of the Company or an Affiliate, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality or other restrictive covenant agreement or similar agreement between the Company or an Affiliate and the Participant; (E) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate; or (F) before a Change in Control, such other events as shall be determined by the Committee and set forth in a Participant’s Award Agreement.

(h)“Change in Control” shall be as defined in an Award Agreement.  In the event that an Award Agreement does not define “Change in Control” it shall mean the occurrence of any of the following:

(i)Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided,  however, that, for purposes of this Section 2(h), the following acquisitions shall not constitute a Change in Control:  (i) any acquisition by the Company, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate or (iii) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(h)(iii)(A) and 2(h)(iii)(B);

(ii)Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided,  however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any Affiliate, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any Affiliate (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(i)“Change in Control Price” means the price per share offered in respect of the Common Stock in conjunction with any transaction resulting in a Change in Control on a fully-diluted basis (as determined by the Board or the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the average Fair Market Value of a Share on the 30 trading days immediately preceding the date on which a Change in Control occurs,  provided that if the use of such average Fair Market Value in respect of a particular Award would cause an additional tax to be due and payable by the Participant under Section 409A of the Code, the Board or Committee shall determine the Change in Control Price in respect of such Award in a manner that does not have such result.

(j)“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(k)“Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

(l)“Common Stock” means common stock, par value $0.001 per share, of the Company.  In the event of any adjustment pursuant to Section 4(e), the stock or security resulting from such adjustment shall be deemed to be Common Stock within the meaning of the Plan.

(m)“Consultant” means a consultant, advisor or other independent contractor who is a natural person and performs services for the Company or an Affiliate in a capacity other than as an Employee or Director.

(n)  “Director” means any individual who is a member of the Board of Directors of the Company.

(o)“Disability” means (i) “Disability” as defined in the applicable Award Agreement, or any Individual Agreement, to which the Participant is a party, or (ii) if clause (i) does not apply, (A) permanent and total disability as determined under the Company’s, or an Affiliate’s, long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant, “disability” as determined by the Committee (in each case, to the extent applicable to any Award, as determined consistent with Sections 22(e)(3) or 409A(a)(2)(C) of the Code).

(p)“Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

(q)“Dividend Equivalent” means with respect to an Award in which no dividends are paid with respect to the Shares subject to the Award, a right to receive the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to the Award if such Shares were beneficially owned by the Participant, as provided under Section 10.

(r)“Effective Date” shall have the meaning ascribed to such term in Section 1(a).

(s)“Eligible Individual” means any Employee, Non-Employee Director or Consultant.

(t)“Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof.  An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period.  For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2(t) shall be considered an Employee for purposes of the Plan.

(u)“Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(v)“Fair Market Value” means, if the Common Stock is listed on a national securities exchange, as of any given date, the closing price for the Common Stock on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select.  If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion.

(w)  “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

(x)“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Section 7.

(y)“Good Reason” means, unless otherwise provided in an Award Agreement, (i) “Good Reason” as defined in any Individual Agreement to which the applicable Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Good Reason:  (A) a material reduction by the Company or an Affiliate in the Participant’s rate of annual base salary from that in effect immediately prior to the Change in Control; (B) a material reduction by the Company or an Affiliate in the Participant’s annual target bonus opportunity from that in effect immediately prior to the Change in Control; or (C) the Company or an Affiliate requires the Participant to change the Participant’s principal location of work to a location that is in excess of fifty (50) miles from the location thereof immediately prior to the Change in Control.  Notwithstanding the foregoing, a Termination of Service of a Participant for Good Reason shall not have occurred unless (i) the Participant gives written notice to the Company or an Affiliate, as applicable, of Termination of Service within thirty (30) days after the Participant first becomes aware of the occurrence of the circumstances constituting Good Reason, specifying in reasonable detail the circumstances constituting Good Reason, and (ii) the Company or the Affiliate, as the case may be, has failed within thirty (30) days after receipt of such notice to cure the circumstances constituting Good Reason. For the avoidance of doubt, unless otherwise specifically provided in any applicable Award Agreement, for purposes of this Plan, Good Reason shall not exist prior to a Change in Control.

(z)“Grant Date” means the later of:  (i) the date on which the Committee (or its designee) by resolution, written consent or other appropriate action selects an Eligible Individual to receive a grant of an Award, determines the number of Shares or other amount to be subject to such Award and, if applicable, determines the Option Price or Grant Price of such Award, provided that as soon reasonably practical thereafter the Committee (or its designee) both notifies the Eligible Individual of the Award and enters into an Award Agreement with the Eligible Individual, or (ii) the date designated as the “grant date” in an Award Agreement.

(aa)“Grant Price” means the price established as of the Grant Date of an SAR pursuant to Section 7 used to determine whether there is any payment due upon exercise of the SAR.

(bb)“Incentive Stock Option” means an option to purchase Shares that is intended to be an “incentive stock option” within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

(cc)“Individual Agreement” means an employment, change of control, consulting or similar agreement between a Participant and the Company or an Affiliate that is in effect as of the Grant Date of an Award hereunder.

(dd)“Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

(ee)“New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.

(ff)“Non-Employee Director” means a Director who is not an Employee.

(gg)“Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6 and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

(hh)“Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

(ii)“Option” or “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6.

(jj)“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

(kk)“Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth in Section 9.

(ll)“Participant” means any eligible individual as set forth in Section 5 who holds one or more outstanding Awards.

(mm)“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 12 of the Plan.

(nn)“Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(oo)“Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the relevant Performance Measures.

(pp)“Performance Measure” means any performance criteria or measures as described in Section 12(c) on which the performance goals described in Section 12 for Performance Compensation Awards are based, and which criteria or measures are approved by the Company’s shareholders pursuant to the Plan.

(qq)“Performance Period” means the period of time, as determined in the discretion of the Committee, during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

(rr)“Period of Restriction” means the period of time during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and/or other restrictions, or, as applicable, the period of time within which performance is measured for purposes of determining whether such an Award has been earned, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, in each case in accordance with Section 8.

(ss)“Prior Plan” the Joe’s Jeans Amended and Restated 2004 Stock Incentive Plan.

(tt)“Restricted Stock” means an Award of Shares granted to a Participant, subject to the applicable Period of Restriction, pursuant to Section 8.

(uu)“Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares or cash, subject to the applicable Period of Restriction, granted pursuant to Section 8.

(vv)“Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

(ww)“SEC” means the Securities and Exchange Commission.

(xx)“Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(yy)“Share” means a share of Common Stock (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4(e)).

(zz)“Stock Appreciation Right” or “SAR” means an Award, granted alone (a “Freestanding SAR”) or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Section 7.

(aaa)“Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(bbb)“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate, including a transaction described in Code Section 424(a) or Awards granted or Shares issued by the Company in substitution or exchange of an award previously granted by the Company.

(ccc)“Termination of Service” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances.  Unless otherwise determined by the Committee, a Termination of

Service shall not be considered to have occurred in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to an applicable Company or Affiliate policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates.  Changes in status between service as an Employee, Director, and a Consultant will not constitute a Termination of Service if the individual continues to perform bona fide services for the Company or an Affiliate.  A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided,  however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

3.Administration.

(a)General.  The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions.  Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee.  If and to the extent that the Committee does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence.

(b)Committee.  The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.  The Committee shall consist of not less than two (2) “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m). Each such “outside director” will satisfy such other criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.  Appointment of Committee members shall be effective upon their acceptance of such appointment.  Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board.  Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.  The Committee shall keep minutes of its meetings (which may be held telephonically).  A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action.  Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

(c)Authority of the Committee.  The Committee shall have full discretionary authority to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan.  Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(i)select Eligible Individuals who may receive Awards under the Plan and become Participants;

(ii)determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(iii)determine the sizes and types of Awards;

(iv)determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(v)grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(vi)grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable;

(vii)make all determinations under the Plan concerning Termination of Service of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination of Service occurs by reason of Cause, Good Reason, Disability or in connection with a Change in Control, and whether a leave constitutes a Termination of Service;

(viii)determine whether a Change in Control shall have occurred;

(ix)construe, interpret and implement the Plan and any agreement or instrument entered into under the Plan, including any Award Agreement;

(x)establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award;

(xi)establish and administer any Performance Goals in connection with any Awards, including related performance goals and performance measures or other performance criteria and applicable performance periods, determine the extent to which any Performance Goals and/or other terms and conditions of an Award are attained or are not attained, and certify whether, and to what extent, any such Performance Goals and other material terms applicable to any Award were in fact satisfied;

(xii)construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards;

(xiii)establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(xiv)make all valuation determinations relating to Awards and the payment or settlement thereof;

(xv)grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award;

(xvi)amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(xvii)at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(xviii)establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(xix)exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

(d)Award Agreements.  The Committee shall, subject to applicable laws and rules, determine the date an Award is granted.  Each Award granted shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement.  Unless otherwise provided herein, the Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted under the Plan or any award granted under any other plan of the Company.  An Award Agreement shall not be a precondition to the granting of an Award; provided,  however, that (i) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (ii) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award.  The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. By accepting an Award pursuant to the Plan, a Participant thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement. Subject to the other provisions of the Plan, any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.  In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

(e)Discretionary Authority; Decisions Binding.  The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan.  All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its stockholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.  The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select.  A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

(f)Attorneys; Consultants.  The Committee may consult with counsel who may be counsel to the Company.  The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Eligible Individual, as the Committee deems necessary or appropriate.  The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(g)Delegation of Administration.  Except to the extent prohibited by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided,  however, that the Committee may not (i) delegate to any executive officer of the Company or an Affiliate, or a committee that includes any such executive officer, the Committee’s authority to grant Awards, or the Committee’s authority otherwise concerning Awards, awarded to executive officers of the Company or an Affiliate; (ii) delegate the Committee’s authority to grant Awards to consultants unless any such Award is subject to approval by the Committee; or (iii) delegate its authority to correct defects, omissions or inconsistencies in the Plan.  In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Any such authority delegated or allocated by the Committee under this Section 3(g) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4.Shares Subject To The Plan.

(a)Number of Shares Available for Issuance.  The shares of stock subject to Awards granted under the Plan shall be Shares.  Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing.  Subject to adjustment as provided in Section 4(e), the total number of Shares that may be issued pursuant to Awards under the Plan shall be 3,529,109 Shares.  The maximum number of Shares as to which Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Performance Compensation Awards and Dividend Equivalents, that are, in each case, subject to the achievement of Performance Goals and intended to be “qualified performance-based compensation” under Section 162(m) of the Code, may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000 Shares (as adjusted pursuant to the provisions of Section 4(e)). Limitations on Options, SARS and Cash-Based Awards have been set forth in Sections 6(a), 7(a) and 11(a), respectively.

(b)Director Award Limits. Subject to any applicable adjustment as provided in Section 4(e), no Non-Employee Director shall be granted one or more Awards within any fiscal year of the Company, solely with respect to service as a Director, that in the aggregate exceed one million five hundred thousand dollars ($1,500,000) in aggregate value of cash-based and other Awards, with such value determined by the Committee and as of the date of grant of the Awards. For purposes of clarification regarding the foregoing limit, Awards granted in previous fiscal years will not count against the Award limits in subsequent fiscal years even if the Awards from previous fiscal years are earned or otherwise settled in fiscal years following the fiscal year in which they are granted.

(c)Prior Plan Awards.  From and after the Effective Date, no further grants or awards shall be made under the Prior Plan; however, grants or awards made under the Prior Plan before the Effective Date shall continue in effect in accordance with their terms.

(d)Rules for Calculating Shares Issued.

(i)For purposes of this Section 4, the number of Shares available for issuance under the Plan shall be reduced by one (1) Share for each Share issued pursuant to the exercise of an Option, SAR, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award, Performance Compensation Awards or Dividend Equivalent Award.

(ii)Shares underlying Awards that are (x) forfeited (including any Shares subject to an Award (or any such other award) that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expired and unexercised, or (y) settled in cash in lieu of issuance of Shares shall be available for issuance pursuant to future Awards, to the extent that such Shares are forfeited, repurchased or not issued under any such Award.

(iii)Any Shares tendered to pay the Option Price of an Option or other purchase price of an Award, or withholding tax obligations with respect to an Award, shall be available for issuance pursuant to future Awards.

(iv)If any Shares subject to an Award are not delivered to a Participant because (A) such Shares are withheld to pay the Option Price or other purchase price of such Award, or withholding tax obligations with respect to such Award (or other award) or (B) a payment upon exercise of a Stock Appreciation Right is made in Shares, the number of Shares subject to the exercised or purchased portion of any such Award that are not delivered to the Participant shall be available for issuance pursuant to future Awards.

(e)Adjustment Provisions.  Notwithstanding any other provisions of the Plan to the contrary, in the event of (i) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including a Change in Control) that affects the shares of Common Stock, or (ii) any unusual or nonrecurring events (including a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including any or all of the following:

(i)adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable performance measures;

(ii)providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other stockholders of the Company in such event), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor);

provided,  however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (or any successor pronouncement)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  The Committee shall determine any adjustment pursuant to this Section 4(e):  (i) after taking into account, among other things, to the extent applicable, the provisions of the Code and (ii) subject to Section 17(g)(vi).  Any adjustments under this Section 4(e) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable.  Any actions or determinations of the Committee under this Section 4(e) need not be uniform as to all outstanding Awards, nor treat all

Participants identically.  All determinations of the Committee as to adjustments, if any, under this Section 4(e) shall be conclusive and binding for all purposes.

(f)No Limitation on Corporate Actions.  The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

5.Eligibility and Participation.

(a)Eligibility.  Eligible Individuals shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of Incentive Stock Options set forth in Section 6(a)(i).

(b)Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all Eligible Individuals and shall determine the nature and amount of each Award.

6.Stock Options.

(a)Grant of Options.  Subject to the terms and provisions of the Plan, Options in the form of Incentive Stock Options and Nonqualified Stock Options may be granted to Participants in such number (subject to Section 4), and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided,  however, that the maximum number of Shares as to which options (including incentive stock options) may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000Shares (as adjusted pursuant to the provisions of Section 4(e)) .  The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

(i)Incentive Stock Options.  No Incentive Stock Option shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary on the Grant Date of such Option. Any Incentive Stock Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. At the time of grant, the Committee will determine (a) whether all or any part of an option granted to an eligible Employee will be an Incentive Stock Option and (b) the number of Shares subject to such Incentive Stock Option; provided, however, that (1) the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of the Company and of any subsidiary corporation of the Company) will not exceed $100,000 and (2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code.  The form of any option which is entirely or in part an Incentive Stock Option will clearly indicate that such option is an Incentive Stock Option or, if applicable, the number of Shares subject to the Incentive Stock Option. If an option fails to qualify as an Incentive Stock Option, it shall be treated as a non-qualified stock option.

(b)Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan.

(c)Option Price.  The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement; provided that the Option Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 110% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option); provided further, that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(e), in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

(d)Duration of Options.  Each Option granted to a Participant shall expire at such time as the Committee shall determine as of the Grant Date and set forth in the Award Agreement; provided that no Incentive Stock Option will be exercisable after the expiration of ten years (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five years) from the date on which the option is granted. The period of time over which a non-qualified stock option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would violate an applicable law (except under circumstances described in the preceding sentence); provided,  however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further,  however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

(e)Exercise of Options.  Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.  The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Shares of Restricted Stock having a Period of Restriction analogous to the exercisability provisions of the Option.  In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6(f)(iii)) and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 17(b)(i)).

(f)Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Section 17.  The Option Price upon exercise of any Option shall be payable to the Company in full by cash, check or such cash equivalent as the Committee may accept.  If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, payment of the Option Price, in full or in part, may also be made as follows:

(i)Payment may be made in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly  (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided,  however, that such already owned Shares must have been either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price).

(ii)Payment may be made by means of a broker-assisted “cashless exercise”  pursuant to which a Participant may elect to deliver a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of Share sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes.

(iii)Payment may be made by a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant upon such exercise of the Option having an aggregate Fair Market Value on the date of exercise equal to the product of:  (i) the Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised, increased by the amount of any applicable withholding taxes.

(iv)Payment may be made by any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6(f) and satisfaction of tax obligations in accordance with Section 17, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 20.  Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

(g)Rights as a Stockholder.  No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

(h)Termination of Service.  The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, upon a Participant’s Termination of Service.  The Committee may waive or modify these provisions at any time.  To the extent that a Participant is not entitled to exercise an Option at the date of his or her Termination of Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time period specified in the Award Agreement or below (as applicable), effective as of the date of such Termination of Service or expiration of such time period (as applicable), the Option shall terminate and cease to be exercisable, except as otherwise provided by Section 6(e).  Notwithstanding the foregoing provisions of this Section 6(h) to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service.  Subject to the last sentence of this Section 6(h), a Participant’s Option shall be forfeited upon his or her Termination of Service, except as set forth below:

(i)Death.  Upon a Participant’s Termination of Service by reason of death, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the first (1st) anniversary of the date of such death and (B) the expiration date of such Option specified in the applicable Award Agreement.

(ii)Disability.   Upon a Participant’s Termination of Service by reason of Disability, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the third (3rd) anniversary of such Termination of Service (or with respect to Incentive Stock Options, the first (1st) anniversary of such Termination of Service) and (B) the expiration date of such Option specified in the applicable Award Agreement.

(iii)Cause.  Upon a Participant’s Termination of Service for Cause, any Option held by such Participant shall be forfeited, effective as of such Termination of Service.

(iv)Without Cause; Good Reason.  Upon a Participant’s Termination of Service on account of a resignation for Good Reason or by the Company other than for death, Disability or for Cause, any Option held by such Participant that was exercisable immediately before such Termination of Service may be exercised at any time until the earlier of (A) the ninetieth (90th) day following such Termination of Service and (B) the expiration date of such Option specified in the applicable Award Agreement.

(v)Death after Termination of Service.  Notwithstanding the above provisions of this Section 6(h), if a Participant dies after such Participant’s Termination of Service, but while his or her Option remains exercisable as set forth above, such Option may be exercised at any time until the later of (A) the earlier of (1) the first anniversary of the date of such death and (2) the expiration date of such Option specified in the applicable Award Agreement, and (B) the last date on which such Option would have been exercisable, absent this Section 6(h)(v).

Notwithstanding the foregoing provisions of this Section 6(h), the Committee shall have the power, in its discretion, to apply different rules concerning the consequences of a Termination of Service; provided,  however, that such rules shall be set forth in the applicable Award Agreement.

(i)Repricing.  Except as otherwise permitted by Section 4(e), the Committee shall not without the approval of the Company’s shareholders (a) lower the exercise price per Share of an Option after it is granted, (b) cancel an Option when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

7.Stock Appreciation Rights.

(a)Grant of SARs.  Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee; provided,  however that the maximum number of Shares as to which SARs may be granted under the Plan to any one individual in any one fiscal year may not exceed 500,000Shares (as adjusted pursuant to the provisions of Section 4(e)).  The Committee may grant an SAR (i) in connection with, and at the Grant Date of, a related Option (a “Tandem SAR”), or (ii) independent of, and unrelated to, an Option (a “Freestanding SAR”).  The Committee shall have complete discretion in determining the number of Shares to which a SAR pertains (subject to Section 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

(b)Grant Price.   The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7(b).  The Grant Price for each Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Freestanding SAR, except in the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4(e).  The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

(c)Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable.  A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7(g).  An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company.  Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised.  Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an Incentive Stock Option:  (i) the Tandem SAR will expire no later than the expiration of the related Incentive Stock Option; (ii) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem SAR is exercised and the Option Price of the related Incentive Stock Option; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the Incentive Stock Option.

(d)Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. In the event that any portion of an exercisable Freestanding SAR is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the SAR is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) that would otherwise prohibit exercise of such portion of the SAR and (y) the Grant Price per Share of such portion of the SAR is less than the Fair Market Value of a Share, then on the date that such portion of the SAR is scheduled to expire or terminate, such portion of the SAR (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 17(b)(i)). The period of time over which a Freestanding SAR may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such SAR the Participant’s exercise of such SAR would violate an applicable law (except under circumstances described in the preceding sentence); provided,  however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further,  however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

(e)Award Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

(f)Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and set forth in the Award Agreement; provided,  however, that the term of any Tandem SAR shall be the same as the related Option.

(g)Payment of SAR Amount.  An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company.  As soon as practicable following such Notice, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(ii)The number of Shares with respect to which the SAR is exercised, after deduction of any tax withholding in accordance with Section 17.

Notwithstanding the foregoing provisions of this Section 7(g) to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of a SAR.  At the discretion of the Committee, such payment upon exercise of a SAR shall be in cash, in Shares of equivalent Fair Market Value as of the date of such exercise, or in some combination thereof.

(h)Repricing.  Except as otherwise permitted by Section 4(e), the Committee shall not without the approval of the Company’s shareholders (a) lower the exercise price per Share of a SAR after it is granted, (b) cancel a SAR when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

(i)Rights as a Stockholder.  A Participant receiving a SAR shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant. Except as otherwise provided in Section 4(e), no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property) for which the record date is before the date the Share certificates are delivered.

(j)Termination of Service.  Except as otherwise provided by Section 7(d) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant.  A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof.  Notwithstanding the foregoing provisions of this Section 7(j) to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided,  however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 6(e) (in the case of Tandem SARs) or in Section 7(d) (in the case of Freestanding SARs). The provisions of Section 6(h) shall apply to any SAR upon and after the Termination of Service of the Participant holding such SAR, except that in the case of any Freestanding SAR, the reference to Section 6(e) therein shall be deemed a reference to Section 7(d).

8.Restricted Stock and Restricted Stock Units.

(a)Awards of Restricted Stock and Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  Awards of Restricted Stock may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Shares of Restricted Stock, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Section 8 and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8(f), the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Section 8 or the applicable Award Agreement or as determined by the Committee.

(b)Award Agreement.  Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

(c)Nontransferability of Restricted Stock.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

(d)Period of Restriction and Other Restrictions.  The Period of Restriction applicable to an Award of Restricted Stock or Restricted Stock Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of Performance Goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

(e)Delivery of Shares and Settlement of Restricted Stock Units.  Upon the expiration of the Period of Restriction with respect to any Shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement.  If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the Shares of Restricted Stock that have not then been forfeited and with respect to which the Period of Restriction has expired.  Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit; provided,  however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction.  If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Stock Units, less applicable tax withholdings in accordance with Section 17.

(f)Forms of Restricted Stock Awards.  Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Shares of Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company:  (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Shares of Restricted Stock.  The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence.  The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed.  The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award.  Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner.  The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8(f), shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the Period of Restriction.

(g)Rights as a Stockholder.

(i)Restricted Stock.  Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement.  The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Except as set forth in the Award Agreement, in the event of (A) any adjustment as provided in Section 4(e), or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.  Accordingly, unless determined otherwise by the Committee and set forth in the Award Agreement, any cash dividends credited to a Participant with respect to any Shares during the Period of Restriction shall be forfeited if the underlying Shares are forfeited.

(ii)Restricted Stock Units.  A Participant receiving Restricted Stock Units shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

(h)Termination of Employment or Service.  Except as otherwise provided in this Section 8(h), during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if Shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination of Service or the failure to meet or satisfy any applicable Performance Goals or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement.  Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination of Service.

9.Other Stock-Based Awards.

(a)Other Stock-Based Awards.  The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals related to the completion of service by the Participant or the achievement of Performance Goals, as determined by the Committee at the time of grant. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b)Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. Any Performance Goals established by the Committee shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such Performance Goals are met.

(c)Payment of Other Stock-Based Awards.  Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

(d)Rights as a Stockholder.  A Participant receiving an Other Stock-Based Award shall have the rights of a stockholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.  Except as otherwise provided in Section 4(e), no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property) for which the record date is before the date the Certificates for the Shares are delivered.

(e)Termination of Service.  The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

10.Dividend Equivalents.  Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award.  The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 21(d).  Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the

Grant Date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee.  Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee. Notwithstanding the foregoing, in no event will dividend rights with respect to any Award subject to the satisfaction of performance goals be payable prior to the satisfaction of such performance goals.

11.Cash-Based Awards.

(a)Grant of Cash-Based Awards.  Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan.  The maximum dollar limit for cash-based Awards that may be granted under the Plan to any one individual in any one fiscal year may not exceed $1,500,000. A Cash-Based Award entitles the Participant who receives such Award to receive a payment in cash upon the attainment of applicable Performance Goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which shall be set forth in the Award Agreement.  The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(b)Earning and Payment of Cash-Based Awards.  Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of Performance Goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change in Control, as the Committee shall determine, either at or after the Grant Date.  The Committee shall determine the extent to which any applicable Performance Goals and/or other terms and conditions of a Cash-Based Award are attained or not attained following conclusion of the applicable performance period.  The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award.  Payment of earned Cash-Based Awards shall be as determined by the Committee and set forth in the Award Agreement.

(c)Termination of Employment or Service.  Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain a Cash-Based Award following such Participant’s Termination of Service.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination of Service.

12.Performance Compensation Awards.

(a)Generally.  The Committee shall have authority, at the time of grant of any Award under Sections 8, 9 and 11 of the Plan to designate such Award as a Performance Compensation Award.  A Performance Compensation Award is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.  In the event that the Committee determines, in its discretion, to grant Awards that are not designated as Performance Compensation Awards, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may, in its discretion, base earning of such Awards on performance measures other than those set forth in Section 12(c).

(b)Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have discretion to select the length of such Performance Period, the type or types of Performance Compensation Awards to be issued, the Performance Measure or Performance Measures that will be used to establish the Performance Goal or Performance Goals, the kinds and/or levels of the Performance Goal or Performance Goals that is or are to apply and the Performance Formula.  Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)Performance Measures.  The Performance Measures that shall be used to establish the Performance Goals shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall include the following: (i) net earnings or net income (before or after interest, taxes and/or other adjustments); (ii) basic or diluted earnings per share (before or after interest, taxes and/or other adjustments); (iii) book value per share; (iv) net revenue or revenue growth; (v) net interest margin; (vi) operating profit (before or after taxes); (vii) profit growth; (viii) profit-related return ratios; (ix) return on assets, equity, capital, revenue, investment or similar measure; (x) cash flow (including operating cash flow and free cash flow); (xi) share price (including growth measures and total shareholder return); (xii) working capital; (xiii) expense targets; (xiv) margins; (xv) operating efficiency; (xvi) measures of economic value added; (xvii) asset quality; (xviii) asset growth; (xix) employee retention; (xx) attainment of strategic or operational initiatives; (xxi) enterprise value; (xxii) dividend payout ratios; (xxiii) dividend yield; (xxiv) market share, mergers, acquisitions, or sales of assets; (xxv) revenue per employee;  (xxvi) employee satisfaction/engagement; (xxvii) customer satisfaction; or (xviii) any combination of the foregoing.  Any one or more of the Performance Measures may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may determine in its discretion, or any of the above Performance Measures may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its discretion, determines, or as compared to various stock market indices.  To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the relevant Performance Measures and Performance Goals it selects to use for such Performance Period and thereafter communicate such Performance Measures and Performance Goals to the Participant.

(d)Modification of Performance Goals.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such alterations, the Committee shall have discretion to make such alterations without obtaining stockholder approval.  The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in its discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) the cumulative effect of changes in accounting principles; (vi) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto); (vii) acquisitions, divestitures or discontinued operations; (viii) gains or losses on refinancing or extinguishment of debt; (ix) foreign exchange gains and losses; (x) a change in the Company’s fiscal year; (xi) any other specific unusual  events, or objectively determinable category thereof and (xii) any other specific nonrecurring events, or objectively determinable category thereof.

(e)Payment of Performance Compensation Awards.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Goals for such Award are achieved and the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Award has been earned for the Performance Period.  After the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for such Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, the Committee may use negative discretion, consistent with Section 162(m), to eliminate or reduce, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.  The Committee shall not have discretion to (i) waive the achievement of Performance Goals applicable to any Performance Compensation Award, except in the case of the Participant’s death, disability or a Change in Control or (ii) increase a Performance Compensation Award above the applicable share limits set forth in the Plan, except as otherwise provided herein.

13.Transferability Of Awards; Beneficiary Designation.

(a)Transferability of Incentive Stock Options.  No Incentive Stock Option or Tandem SAR granted in connection with an Incentive Stock Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 13(c). Further, all Incentive Stock Options and Tandem SARs granted in connection with Incentive Stock Options granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

(b)Except as otherwise provided in Section 8(e) or Section 13(c) or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Period of Restriction; provided further, however, that no Award may be transferred for value or other consideration without first obtaining approval thereof by the stockholders of the Company. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject to any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.  In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees or distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable.  Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 13(b) shall be void and unenforceable against the Company.  All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

(c)Beneficiary Designation.  Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

14.Rights of Participants.

(a)Rights or Claims.  No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan.   The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award.  Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(i)Give any Eligible Individual the right to be retained in the employment or service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(ii)Restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Eligible Individual’s employment or  service at any time with or without Cause;

(iii)Confer on any Eligible Individual any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with an Eligible Individual;

(iv)Constitute a contract of employment or service between the Company or any Affiliate and any Eligible Individual, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(v)Give any Eligible Individual the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Eligible Individual bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(vi)Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

(b)Adoption of the Plan.    The adoption of the Plan shall not be deemed to give any Eligible Individual or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

(c)Vesting.  Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the Grant Date thereof shall only result from continued services as a Non-Employee

Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, expressly determine otherwise.

(d)No Effects on Benefits; No Damages.  Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, policies, programs, arrangements or otherwise.  A Participant shall, by participating in the Plan, waive any and all rights to compensation or damages in consequence of Termination of Service of such Participant for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from such Participant ceasing to have rights under the Plan as a result of such Termination of Service, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan or the provisions of any statute or law relating to taxation.  No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

(e)One or More Types of Awards.  A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

15.Change In Control.

(a)Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may, in its discretion, provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(i)any outstanding Option, SAR or other Award (as applicable) that is not then exercisable shall immediately become exercisable as to all or any portion of the Shares covered thereby as of a time prior to the Change in Control;

(ii)all or any portion of the restrictions applicable to any outstanding Award (including the Period of Restriction applicable to any outstanding Shares of Restricted Stock or Restricted Stock Units) shall immediately lapse as of a time prior to the Change in Control (including a waiver of any applicable performance goals);

(iii)Performance periods in effect on the date the Change in Control occurs shall end on such date, and (A) determine the extent to which the performance goals or other performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the Participant to receive partial or full payment of Awards for each such performance period based upon the Committee’s determination of the degree of attainment of the performance goals or other performance goals, or by assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee;

(iv)Awards previously deferred shall be settled in full as soon as practicable;

(v)any outstanding Awards shall be adjusted, substituted, converted, settled and/or terminated as the Committee, in its discretion, deems appropriate and consistent with the Plan’s purposes; and

(vi)with respect to any Options having a per Share exercise price equal to, or in excess of, the Fair Market Value of a Share, such Options shall be canceled and terminated without any payment or consideration therefor.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (i) through (v) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Stock subject to their Awards.

(b)No Implied Rights; Other Limitations.  No Participant shall have any right to prevent the consummation of any of the acts described in Section 4(e) or this Section 15 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award.  Any actions or determinations of the Committee under this Section 15 need not be uniform as to all outstanding Awards, nor treat all Participants identically.  Notwithstanding the foregoing provisions of this Section 15, the Committee shall determine the adjustments provided in this Section 15 subject to Section 17(g)(vi), after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options, and in no event may any Incentive Stock Option be exercised after ten (10) years from the Grant Date thereof.

16.Amendment and Termination.

(a)Amendment and Termination of the Plan.  The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules; provided,  however, that in any case, the Plan will terminate as provided in Section 1(c).  Unless otherwise determined by the Board, shareholder approval of any amendment, alteration, suspension or termination will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided,  however, if and to the extent the Board determines that it is appropriate for Awards granted under the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, no amendment that would require shareholder approval in order for amounts paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code will be effective without the approval of the shareholders of the Company as required by Section 162(m) of the Code and, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require shareholder approval under Section 422 of the Code will be effective without the approval of the shareholders of the Company.

(b)Amendment of Awards.  Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall cause an Award to be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules.  Except in connection with a corporate transaction involving the Company or as provided in Section 4(e) or as approved by the Company’s stockholders, during any period that the Company is subject to the reporting requirements of the Exchange Act, the terms of an outstanding Option or SAR may not be amended to reduce the Option Price or Grant Price thereof, an outstanding Option or SAR may not be cancelled in exchange for cash, the granting of an Option or SAR to the Participant at a lower Option Price or Grant Price, or the granting to the Participant another Award of a different type, and no Option or SAR shall otherwise be subject to any action that is  considered a “repricing” for purposes of the stockholder approval rules of the Applicable Exchange, without the approval of the Company’s shareholders.

(c)Awards After Termination of Plan. All Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements and provided further that no Awards (other than an Option or SAR) that are intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the five-year anniversary of the shareholder approval of the Plan unless the Performance Goals are reapproved (or other designated performance goals are approved) by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Performance Goals.

17.Tax Withholding and Other Tax Matters.

(a)Tax Withholding.  The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all Federal, state, local and non-United States taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for federal, state, local, or non-U.S. tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or non-U.S. taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount.   The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

(b)Withholding or Tendering Shares.  Without limiting the generality of Section 17(a), subject to any applicable laws, a Participant may (unless disallowed by the Committee) elect to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by:  (i) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided,  however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and non-United States withholding obligations using the minimum statutory withholding rates for

Federal, state, local and/or non-U.S. tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Shares already owned by such Participant (or by such Participant and his or her spouse jointly) and either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise or payment (or which meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to satisfy such tax obligations), based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee.  All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.  The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Common Stock.

(c)Restrictions.  The satisfaction of tax obligations pursuant to this Section 17 shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

(d)Special Incentive Stock Option Obligations.  The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an Incentive Stock Option within:  (i) two (2) years from the Grant Date such Incentive Stock Option to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine.  The Committee may direct that a Participant with respect to an Incentive Stock Option undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an Incentive Stock Option refer to such requirement to give such notice.

(e)Section 83(b) Election.  If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service.  Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(f)No Guarantee of Favorable Tax Treatment.  Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Code Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Code Section 409A or any other provision of federal, state, local, or non-United States law.  The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(g)Nonqualified Deferred Compensation.

(i)It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in paragraph (ii) of this Section 17(g), and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly.

(ii)The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

(iii)The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

(iv)No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

(v)The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A.  If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company.  If, notwithstanding the foregoing provisions of this Section 17(g)(v), any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

(vi)Notwithstanding the provisions of Section 4(e) to the contrary, (1) any adjustments made pursuant to Section 4(e) to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4(e) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4(e) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

(vii)If any Award is subject to Section 409A of the Code, the provisions of Section 15 shall be applicable to such Award only to the extent specifically provided in the Award Agreement and permitted pursuant to paragraph (ii) of this Section 17(g).

(viii)Notwithstanding any other provision in the Plan, any Award Agreement or any other written document establishing the terms and conditions of an Award, if any Participant is a “specified employee,” within the meaning of Section 409A of the Code, as of the date of his or her “separation from service” (as defined under Section 409A of the Code), then, to the extent required by Treasury Regulation Section 1.409A-3(i)(2) (or any successor provision), any payment made to such Participant on account of his or her separation from service shall not be made before a date that is six months after the date of his or her separation from service.  The Committee may elect any of the methods of applying this rule that are permitted under Treasury Regulation Section 1.409A-3(i)(2)(ii) (or any successor provision).

18.Limits Of Liability; Indemnification.

(a)Limits of Liability.  Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(i)None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(ii)Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.  Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(iii)The Company shall not be liable to a Participant or any other person as to:  (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award, or (iii) any tax, interest, or penalties any Participant or other person might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(b)Indemnification.    Subject to the requirements of Delaware law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 (each such person, a “Covered Person”), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

19.Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

20.Forfeiture / Clawback.  The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Service with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

21.Miscellaneous.

(a)Drafting Context; Captions.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.  The words “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires.  The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

(b)Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c)Exercise and Payment of Awards.  An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate Notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Section 17, in accordance with the Plan and such Participant’s Award Agreement.

(d)Deferrals.  Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose.

(e)No Effect on Other Plans.  Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(f)Section 16 of Exchange Act and Section 162(m) of the Code.  The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act.  Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16(b) of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of the Plan or an Award Agreement, any Performance Compensation Award shall be subject to any applicable limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder (including any amendment to the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Code Section 162(m)(4)(C), and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements and no action of the Committee that would cause such Award not to so qualify shall be effective.

(g)Requirements of Law; Limitations on Awards.

(i)The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(ii)If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or non-United States law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(iii)If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iv)Upon termination of any period of suspension under this Section 21(g), any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(v)The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe.  The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate.  Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(vi)An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

(h)Participants Deemed to Accept Plan.  By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

(i)Non-Uniform Determinations. The Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee’s Employment has been terminated for purposes of the Plan.

(j)Governing Law.  Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined, and related Plan and Award provisions, which shall be construed, under the laws of the State of Delaware, the Plan and each Award Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

(k)Plan Unfunded.  The Plan shall be an unfunded plan for incentive compensation.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award.  Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company. With respect to any payments not yet made to any person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give such person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the payment any amounts as they come due under the Plan.  Neither the Participant nor the Participant’s duly-authorized transferee or beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company or any Affiliate.

(l)Administration Costs.  The Company and its Subsidiaries shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

(m)Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

(n)No Fractional Shares.  An Option or other Award shall not be exercisable with respect to a fractional Share or the full number of Shares then subject to the Option or other Award.  No fractional Shares shall be issued upon the exercise or payment of an Option or other Award.

(o)Affiliate Eligible Individuals.  In the case of a grant of an Award to any Eligible Individual of an Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Affiliate will transfer such Shares to such Eligible Individual in accordance with the terms and conditions of such Award and those of the Plan.  The Committee may also adopt procedures regarding treatment of any Shares so transferred to an Affiliate that are subsequently forfeited or canceled.

(p)Data Protection.  By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.  The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

(q)Right of Offset.  The Company and the Affiliates shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including, without limitation, travel and entertainment advance balances, loans, tax withholding amounts paid by the employer, repayment obligations under any Awards,  or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement, in each case to the extent permitted by applicable law and not in violation of Code Section 409A.

(r)Participants Based Outside of the United States.  The Committee may grant awards to Eligible Individuals who are non-United States nationals, or who reside outside the United States or who are not compensated from a payroll maintained in the United States or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and comply with such legal or regulatory provisions, and, in furtherance of such purposes, the Committee may make or establish such modifications, amendments, procedures or subplans as may be necessary or advisable to comply with such legal or regulatory requirements (including to maximize tax efficiency). To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States, or both, and grant Awards (or amend existing Awards) in accordance with those rules.

(s)Waiver of Claims. Each Participant of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under such Award.  Accordingly, in consideration of the Grantee’s receipt of any Award hereunder, he or she expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

(t)No Third Party Beneficiaries. Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and a Participant any rights or remedies thereunder.  The indemnification provisions of Section 18(b) will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

(u)Waiver of Jury Trial.  EACH PARTICIPANT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

Annex B

AMENDED AND RESTATED

BY-LAWS

OF

~~JOE’S JEANS INC.,~~DIFFERENTIAL BRANDS GROUP INC.,

a Delaware corporation

(the “Corporation”)

(Adopted as of July 6, 2015

As amended through [●], 2016)

AMENDED AND RESTATED
BY-LAWS

OF

~~JOE’S JEANS INC.~~DIFFERENTIAL BRANDS GROUP INC.

ARTICLE I
OFFICES

Section 1.1Registered Office.  The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2Additional Offices.  The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II
STOCKHOLDERS MEETINGS

Section 2.1Annual Meetings.    The annual meeting of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).  At each annual meeting, the stockholders shall elect directors of the Corporation and may transact any other business as may properly be brought before the meeting.

Section 2.2Special Meetings.  Except as otherwise required by applicable law or provided in the Corporation’s Amended and Restated Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, Chief Executive Officer, the President or the Board pursuant to a resolution adopted by a majority of the Whole Board (as defined below).  Special meetings of stockholders shall be held at such place and time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).  “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

Section 2.3Notices.  Notice of each stockholders meeting stating the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting if such date is different from the record date for determining stockholders entitled to notice of the meeting shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting.  Such notice shall be given by the Corporation not less than 10 nor more than 60 days before the date of the meeting.  If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto).  Any meeting of stockholders as to which notice has been given may be postponed, and any special meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4Quorum.  Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business.  If a quorum shall not be present or represented by proxy at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend.  The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5Voting of Shares.

(a)Voting Lists.  The Secretary shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order for each class of stock and showing the address and the number of shares registered in the name of each stockholder.  Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation.  If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held at a place, then the list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present.  If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), then such list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b)Manner of Voting.  At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy.  If authorized by the Board, the voting by stockholders or proxyholders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxyholder.  The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c)Proxies.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed with the Secretary before being voted.  Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority.

(i)A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy.  Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii)A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d)Required Vote.  Subject to the rights of the holders of one or more series of preferred stock of the Corporation (“Preferred Stock”), voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.  All other matters shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these By-Laws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e)Inspectors of Election.  The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof.  The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  No person who is a candidate for an office at an election may serve as an inspector at such election.  Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting.  If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6Adjournments.  Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place.  Notice need not be given of any such adjourned meeting if the date, time and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting.  If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 2.3, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7Advance Notice for Business.

(a)Annual Meetings of Stockholders.  No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.7(a) and who is entitled to vote  at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a).  Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of stockholders.  Stockholders seeking to nominate persons for election to the Board must comply with Section 3.2, and this Section 2.7 shall not be applicable to nominations.

(i)In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action.  Subject to Section 2.7(a)(iv), a stockholder’s notice to the Secretary with respect to such business, to be timely, must (x) comply with the provisions of this Section 2.7(a)(i) and (y) be timely updated by the times and in the manner required by the provisions of Section 2.7(a)(iii).  A stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation.  Notwithstanding the previous sentence, for purposes of determining whether a stockholder’s notice shall have been received in a timely manner for the annual meeting of stockholders in 2015, to be timely, a stockholder’s notice must have been received not later than the close of business on August 15, 2015 nor earlier than the opening of business on July 15, 2015.  The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii)To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth (A) as to each such matter such stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, (2) the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these By-Laws, the text of the proposed amendment) and (3) the reasons for conducting such business at the annual meeting, (B) the name and address of the stockholder proposing such business, as they appear on the Corporation’s books, and the name and address of any Stockholder Associated Person, (C) the class or series and number of shares of capital stock of the Corporation that are owned of record or are directly or indirectly owned beneficially by such stockholder and by any Stockholder Associated Person, (D) any option, warrant, convertible security, stock appreciation right, swap or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right is subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder or by any Stockholder Associated Person and any other direct or indirect opportunity of such stockholder or any Stockholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (E) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of the Corporation, (F) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of this Section 2.7 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (G) any rights owned beneficially by such stockholder or Stockholder Associated Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation, (H) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (I) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household, (J)

a description of all agreements, arrangements or understandings (written or oral) between or among such stockholder, any Stockholder Associated Person or any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (K) any other information relating to such stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors (even if an election contest is not involved), or would be otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (L) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (M) a statement of whether such stockholder or any Stockholder Associated Person intends, or is part of a group that intends, to solicit proxies in connection with the proposal.

(iii)A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.7(a) shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (x) in the case of the update and supplement required to be made as of the record date for the meeting, not later than five business days after such record date and (y) in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof).

(iv)The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder’s proposal has been included in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting.  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business.  If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting.  Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(v)In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.  Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b)Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c)Definitions.  For purposes of these By-Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act; and “Stockholder Associated Person” shall mean for any stockholder (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

Section 2.8Conduct of Meetings.  The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board.  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting.  The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with these By-Laws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.  The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting.  In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9~~No Action by Consent of Stockholders in Lieu of Meeting~~Stockholder Action Without Meetings.

(a)Action by Written Consent. Except as provided in the Certificate of Incorporation and subject to the requirements set forth in Sections 2.9(b) and (c) hereafter, any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action under the provisions of the DGCL or the Certificate of Incorporation at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Stockholders are not entitled to act by written consent if (i) the action relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) the stockholder request for a record date is received by the Corporation during the period commencing ninety (90) days prior to the one-year anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting of stockholders, (iii) an identical or substantially similar item (a “Similar Item”) was included in the Corporation’s notice as an item of business presented at any meeting of stockholders held within one hundred twenty (120) days prior to receipt by the Corporation of the stockholder request for a record date (and, for purposes of this clause (iii) the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election of directors but the removal of directors without the election of any replacements shall not be deemed a “Similar Item” with respect to the election of directors) or (iv) such record date request was made in a manner that involved a violation of (A) Regulation 14A under the Exchange Act or (B) other applicable law.

(b)Record Date. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting as provided for in this Section 2.9, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record of the Corporation seeking to have the stockholders authorize or take corporate action by a consent in writing shall, by written notice to the Secretary of the Corporation and delivered to the Corporation and signed by holders of record of at least twenty percent (20%) in voting power of the outstanding capital stock of the Corporation entitled to vote on the matter (with evidence of such ownership attached to the notice), request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date, unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 2.9(b). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 2.9(b) or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, if no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed consent in writing setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware or its principal place of business. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 2.9(b), the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, if prior action by the Board of Directors is required by applicable law, shall be the date on which the Board of Directors adopts the resolution taking such prior action.

(c)Notice Requirements. Any written notice required by Section 2.9(b) must describe the action proposed to be taken by written consent of stockholders and must contain (i) such information and representations, to the extent applicable, then required by the Corporation’s By-Laws as though such stockholder was intending to make a nomination or to bring any other matter before a meeting of stockholders and (ii) the text of the proposal(s) (including the text of any resolutions to be adopted by written consent of stockholders and the language of any proposed amendment to the By-Laws of the Corporation). The Corporation may require the stockholder(s) submitting such notice to furnish such other information as may be requested by the Corporation to determine the validity of the request for a record date and to determine whether the request relates to an action that may be effected by written consent under this Section 2.9. In connection with an action or actions proposed to be taken by written consent in accordance with this Section 2.9, the stockholder(s) seeking such action or actions shall further update and supplement the information previously provided to the Corporation in connection therewith, if necessary, as required by Section 2.7 of these By-Laws, to the extent applicable.

(d)Inspectors of Consent in Writing. In the event of the delivery, in the manner provided by this Section 2.9 and applicable law, to the Corporation of the requisite consent or consents in writing to take corporate action and/or any revocation or revocations thereof, the Corporation shall engage independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. No action by consent in writing without a meeting shall be effective until such date as either the secretary of the Corporation or the independent inspectors certify to the Corporation that the valid and unrevoked consents delivered to the Corporation in accordance with this Section 2.9 and applicable law represent at least the minimum number of votes that would be necessary to take the corporate action under the provisions of the DGCL or the Certificate of Incorporation at a meeting at which all shares entitled to vote thereon were present and voted. Nothing contained in this Section 2.9 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the secretary of the Corporation or independent inspectors, or to take any other action, including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation.

(e)Validity and Effectiveness of Written Consents. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the earliest dated written consent received in accordance with this Section 2.9, a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation in the manner prescribed in this Section 2.9 and applicable law, and not revoked.

(f)~~Except~~Preferred Stock. None of the foregoing provisions of this Section 2.9 shall apply except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent~~, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting~~.

ARTICLE III
DIRECTORS

Section 3.1Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

Section 3.2Number; Term.    The number of directors of the Corporation initially shall be seven.  Thereafter the number of directors, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, may be determined from time to time by the Board pursuant to a resolution adopted by a majority of the Whole Board, but no decrease in such number shall have the effect of shortening the term of any incumbent director.  Except as otherwise provided in the Certificate of Incorporation, the directors shall be elected at the annual meeting of stockholders to hold office until the next succeeding annual meeting of stockholders.  Each director shall hold office for the term for which such director is elected and until his or her successor shall have been elected and qualified, subject to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 3.3Newly Created Directorships and Vacancies.  Subject to the following sentence, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.  Notwithstanding any other provision of this Article III, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in the Certificate of Incorporation (including any certificate of designations). Advance Notice for Nomination of Directors.

(a)Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors by the stockholders of the Corporation.  Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.4 and who is entitled to vote in the election of directors at such meeting and (y) who complies with the notice procedures set forth in this Section 3.4.  Except as set forth in Section 3.4(i), the immediately preceding sentence shall be the exclusive means for a stockholder to make nominations of persons for election to the Board at any annual or special meeting of stockholders.

(b)In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.  To be timely, a stockholder’s notice to the Secretary must (x) comply with the provisions of this Section 3.4(b) and (y) be timely updated by the times and in the manner required by the provisions of Section 3.4(e).  A stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided,  however, that if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation.  Notwithstanding the previous sentence, for purposes of determining whether a stockholder’s notice shall have been received in a timely manner for the annual meeting of stockholders in 2015, to be timely, a stockholder’s notice must have been received not later than the close of business on August 15, 2015 nor earlier than the opening of business on July 15, 2015.  The public announcement of an adjournment or postponement of an annual meeting or special meeting shall not commence a new time period for the giving of a stockholder’s notice as described in this Section 3.4.

(c)Notwithstanding anything in paragraph (b) to the contrary, if the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.4 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d)To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned of record or are directly or indirectly owned beneficially by the person, (D) any Derivative Instrument directly or indirectly owned beneficially by such nominee and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation and (E) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as they appear on the Corporation’s books, and the name and address of any Stockholder Associated Person, (B) the class or series and number of shares of capital stock of the Corporation that are owned of record or directly or indirectly owned beneficially by such Stockholder and any Stockholder Associated Person, (C) any Derivative Instrument directly or indirectly owned beneficially by such stockholder or Stockholder Associated Person and any other direct or indirect opportunity of such stockholder or any Stockholder Associated Person to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) any proxy (other than a revocable proxy given in response to a solicitation made pursuant to Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of the Corporation, (E) any short interest in any security of the Corporation held by such stockholder or any Stockholder Associated Person (for purposes of this Section 3.4 a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (F) any rights beneficially owned, directly or indirectly, by such stockholder or Stockholder Associated Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such stockholder’s or any Stockholder Associated Person’s immediate family sharing the same household, (I) a description of all agreements, arrangements or understandings (written or oral) between or among such stockholder, any Stockholder Associated Person, any proposed nominee or any other person or persons (including their names) pursuant to which the nomination or nominations are to be made by such stockholder, (J) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (K) any other information relating to such stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (L) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder or any Stockholder Associated Person, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, and (M) a statement of whether such stockholder or any Stockholder Associated Person intends, or is part of a group that intends, to solicit proxies for the election of the proposed nominee.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e)A stockholder providing notice of a director nomination shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3.4 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation (x) in the case of the update and supplement required to be made as of the record date for the meeting, not later than five business days after such record date and (y)

in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof, as applicable, not later than eight business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable (or if not practicable, on the first practicable date prior to the date for the meeting or such adjournment or postponement thereof).  In addition, at the request of the Board, a proposed nominee shall furnish to the Secretary of the Corporation within ten days after receipt of such request such information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee, and if such information is not furnished within such time period, the notice of such director’s nomination shall not be considered to have been timely given for purposes of this Section 3.4.

(f)If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.4, then such nomination shall not be considered at the meeting in question.

(g)In addition to the provisions of this Section 3.4, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

(h)Notwithstanding the foregoing provisions of this Section 3.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(i)Nothing in this Section 3.4 shall be deemed to affect any rights of the holders of Preferred Stock to nominate and elect directors pursuant to the Certificate of Incorporation or the right of the Board to fill newly created directorships and vacancies on the Board pursuant to the Certificate of Incorporation.

Section 3.5Compensation.  Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, the Board shall have the authority to fix the compensation of directors.  The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

ARTICLE IV
BOARD MEETINGS

Section 4.1Annual Meetings.  The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board.  No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2Regular Meetings.  Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places as shall from time to time be determined by the Board.

Section 4.3Special Meetings.  Special meetings of the Board (a) may be called by the Chairman of the Board or Chief Executive Officer and (b) shall be called by the Chairman of the Board, Chief Executive Officer or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request.  Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail.  If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting.  Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting.  Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these By-Laws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.  A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4Quorum; Required Vote.  A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these By-Laws.  If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5Consent In Lieu of Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6Organization.  The Board shall elect a Chairman of the Board from among the directors.  The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present.  The Secretary shall act as secretary of all meetings of the Board.  In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting.  In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE V
COMMITTEES OF DIRECTORS

Section 5.1Establishment.  The Board may by resolution passed by a majority of the Whole Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  Each committee shall keep regular minutes of its meetings and report the same to the Board when required.  The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2Available Powers.  Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3Alternate Members.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.

Section 5.4Procedures.  Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee.  At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business.  The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these By-Laws or the Board.  If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.  Unless the Board otherwise provides and except as provided in these By-Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business.  In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these By-Laws.

ARTICLE VI
OFFICERS

Section 6.1Officers.  The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a President, a Treasurer, a Secretary and such other officers (including without limitation a Chief Financial Officer, Vice Presidents, Assistant Secretaries and Assistant Treasurers) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI.  Such officers shall also have such powers and duties as from time to time may be conferred by the Board.  The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation.  Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these By-Laws or as may be prescribed by the Board or, if such officer has been appointed by Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a)Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board.  In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

(b)President.  The President shall be the chief operating officer of the Corporation and shall, subject to the authority of the Chief Executive Officer and the Board, have general management and control of the day-to-day business operations of the Corporation and shall consult with and report to the Chief Executive Officer.  The President shall put into operation the business policies of the Corporation as determined by the Chief Executive Officer and the Board and as communicated to the President by the Chief Executive Officer and the Board.  The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer.  In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board.

(c)Vice Presidents.  In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President.  Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(d)Secretary.

(i)The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chief Executive Officer or the President.  The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary.  The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii)The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(e)Assistant Secretaries.  The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.

(f)Treasurer.  The Treasurer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation which from time to time may come into the Treasurer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).

(g)Assistant Treasurers.  The Assistant Treasurer or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Treasurer, perform the duties and exercise the powers of the Treasurer.

Section 6.2Term of Office; Removal; Vacancies.  The elected officers of the Corporation shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders.  All officers elected by the Board shall hold office until the next annual meeting of the Board and until their successors are duly elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.  Any officer may be removed, with or without cause, at any time by the Board.  Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides.  Any vacancy occurring in any elected office of the Corporation may be filled by the Board.  Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3Other Officers.  The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4Multiple Officeholders; Stockholder and Director Officers.  Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-Laws otherwise provide.  Officers need not be stockholders or residents of the State of Delaware.

ARTICLE VII
SHARES

Section 7.1Certificated and Uncertificated Shares.  The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  The Corporation shall not have power to issue a certificate representing shares in bearer form.

Section 7.2Multiple Classes of Stock.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3Signatures.  Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4Consideration and Payment for Shares.

(a)Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board.  The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities.

(b)Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5Lost, Destroyed or Wrongfully Taken Certificates.

(a)If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b)If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6Transfer of Stock.

(a)If a certificate representing shares of the Corporation is presented to the Corporation with a stock power or other indorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i)in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii)(A) with respect to certificated shares, the indorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the indorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii)the Corporation has received a guarantee of signature of the person signing such indorsement or instruction or such other reasonable assurance that the indorsement or instruction is genuine and authorized as the Corporation may request;

(iv)the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v)such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b)Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7Registered Stockholders.  Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8Effect of the Corporation’s Restriction on Transfer.

(a)A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b)A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless:  (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice sent by the Corporation to the registered owner of such shares within a reasonable time after the issuance or transfer of such shares.

Section 7.9Regulations.  The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares.  The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE VIII
INDEMNIFICATION

Section 8.1Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter a “Covered Person”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such Covered Person in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify a Covered Person in connection with a proceeding (or part thereof) initiated by such Covered Person only if such proceeding (or part thereof) was authorized by the Board.  Notwithstanding the foregoing, the Corporation shall not indemnify any such indemnitee (1) in any proceeding by the Corporation against such indemnitee; (2) in the event the Board determines that indemnification is not available under the circumstances because the officer or director has not met the standard of conduct set forth in Section 145 of the DGCL; or (3) if a judgment or other final adjudication adverse to the indemnitee establishes his liability (i) for breach of the duty of loyalty to the Corporation or its shareholders, (ii) for the acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) under Section 174 of the DGCL.

Section 8.2Right to Advancement of Expenses.  In addition to the right to indemnification conferred in Section 8.1, a Covered Person shall also have the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees) incurred in defending, testifying, or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law (“DGCL”) requires, an advancement of expenses incurred by a Covered Person in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Covered Person, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such Covered Person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such Covered Person is not entitled to be indemnified for such expenses under this Article VIII or otherwise.

Section 8.3Right of Indemnitee to Bring Suit.  If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Covered Person may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim to the fullest extent permitted by law.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Covered Person shall also be entitled to be paid the expense of prosecuting or defending such suit.  In any suit brought by (a) the Covered Person to enforce a right to indemnification hereunder (but not in a suit brought by a Covered Person to enforce a right to an advancement of expenses) it shall be a defense that, and (b) the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Covered Person has not met any applicable standard for indemnification set forth in the DGCL.  Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders)  to have made a determination prior to the commencement of such suit that indemnification of the Covered Person is proper in the circumstances because the Covered Person has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall create a presumption that the Covered Person has not met the applicable standard of conduct or, in the case of such a suit brought by the Covered Person, shall be a defense to such suit.  In any suit brought by the Covered Person to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Covered Person is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4Non-Exclusivity of Rights.  The rights provided to Covered Persons pursuant to this Article VIII shall not be exclusive of any other right that any Covered Person may have or hereafter acquire under applicable law, the Certificate of Incorporation, these By-Laws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust, other enterprise or nonprofit entity against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6Indemnification of Other Persons.  This Article VIII shall not limit the right of the Corporation to the extent and in the manner permitted by law to indemnify and to advance expenses to persons other than Covered Persons.  Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Covered Persons under this Article VIII.

Section 8.7Amendments.  Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these By-Laws inconsistent with this Article VIII, shall, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Covered Persons on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

Section 8.8Certain Definitions.  For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9Contract Rights.  The rights provided to Covered Persons pursuant to this Article VIII (a) shall be contract rights based upon good and valuable consideration, pursuant to which a Covered Person may bring suit as if the provisions of this Article VIII were set forth in a separate written contract between the Covered Person and the Corporation, (b) shall fully vest at the time the Covered Person first assumes his or her position as a director or officer of the Corporation, (c) are intended to be retroactive and shall be available with respect to any act or omission occurring prior to the adoption of this Article VIII, (d) shall continue as to a Covered Person who has ceased to be a director or officer of the Corporation, and (e) shall inure to the benefit of the Covered Person’s heirs, executors and administrators.

Section 8.10Severability.  If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever:  (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE IX
MISCELLANEOUS

Section 9.1Place of Meetings.  If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these By-Laws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2Fixing Certain Record Dates.

(a)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If the Board so fixes a record date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3Means of Giving Notice.

(a)Notice to Directors.  Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone.  A notice to a director will be deemed given as follows:  (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director's address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b)Notice to Stockholders.  Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL.  A notice to a stockholder shall be deemed given as follows:  (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder's address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder.  A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation.  Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c)Electronic Transmission.  “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d)Notice to Stockholders Sharing Same Address.  Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By-Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation.  Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e)Exceptions to Notice Requirements.  Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By-Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  If the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By-Laws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required.  Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given.  If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then-current address, the requirement that notice be given to such stockholder shall be reinstated.  If the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL.  The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4Waiver of Notice.  Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these By-Laws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice.  All such waivers shall be kept with the books of the Corporation.  Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5Meeting Attendance via Remote Communication Equipment.

(a)Stockholder Meetings.  If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(i)participate in a meeting of stockholders; and

(ii)be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b)Board Meetings.  Unless otherwise restricted by applicable law, the Certificate of Incorporation or these By-Laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.  Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6Dividends.  The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7Reserves.  The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8Contracts and Negotiable Instruments.  Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize.  Such authority may be general or confined to specific instances as the Board may determine.  The Chief Executive Officer, the President or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation.  Subject to any restrictions imposed by the Board, the Chief Executive Officer, President or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9Fiscal Year.  The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10Seal.  The Board may adopt a corporate seal, which shall be in such form as the Board determines.  The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11Books and Records.  The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12Resignation.  Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary.  The resignation shall take effect at the time specified therein, or at the time of receipt of such notice if no time is specified or the specified time is earlier than the time of such receipt.  Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13Surety Bonds.  Such officers, employees and agents of the Corporation (if any) as the Chief Executive Officer, the President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chief Executive Officer, President or the Board may determine.  The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14Securities of Other Corporations.  Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President.  Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed.  The Board may from time to time confer like powers upon any other person or persons.

Section 9.15Forum for Adjudication of Disputes.

(a)Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these By-Laws, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or, if the Delaware Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware).

(b)If any action the subject matter of which is within the scope of Section 9.15(a) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.15(a) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 9.16Amendments.  The Board shall have the power to adopt, amend, alter or repeal the By-Laws; provided, however, that the Board may not amend the By-laws to take any action that is reserved exclusively for the shareholders pursuant to the DGCL.  The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the By-Laws.  The By-Laws also may be adopted, amended, altered or repealed by the stockholders.  Any amendment, modification, repeal or addition to these By-Laws adopted by the Board may be amended or repealed by the shareholders.  The Board is without power to amend this Section 9.16.

(continued from other side)

I/We hereby revoke any other proxy to vote at the Annual Meeting, and hereby ratify and confirm all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted “FOR” each proposal. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5.

I/We hereby acknowledge receipt of the Notice of 2016 Annual Meeting of Stockholders, Proxy Statement and 2015 Annual Report, and hereby revoke any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the 2016 annual meeting of stockholders and voting in person.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

DIFFERENTIAL BRANDS GROUP INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, NOVEMBER 7, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of 2016 Annual Meeting of Stockholders, Proxy Statement and 2015 Annual Report are available at http://www.differentialbrandsgroup.com/2016proxy.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The stockholder (whose signature appears in the reverse side of this proxy card) of Differential Brands Group Inc. (the “Company”) hereby appoints William Sweedler with full power of substitution, as true and lawful attorney, agent and proxy of the undersigned stockholder to cast all votes, as designated below, which the undersigned stockholder is entitled to cast as of the close of business on October 5, 2016, at the 2016 Annual Meeting of Stockholders to be held on Monday, November 7, 2016, at 10:00 a.m. (Pacific time) at the Company’s principal executive offices located at 1231 South Gerhart Avenue, Commerce, California 90022 upon the following matters, which are described more fully in the Notice of 2016 Annual Meeting of Stockholders and the Proxy Statement, and any other matter as may properly come before the 2016 Annual Meeting of Stockholders or any adjournments thereof.

(continued and to be dated and signed on reverse side.)

VOTE BY TELEPHONE OR INTERNET

QUICK * * * EASY * * * IMMEDIATE

Differential Brands Group Inc.

Voting by telephone or Internet is quick, easy and immediate.  As a Differential Brands Group Inc. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard Time, on November 6, 2016.

To Vote Your Proxy By Internet

www.cstproxyvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy By Phone

1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

^ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ^

PROXY – DIFFERENTIAL BRANDS GROUP INC.

Please mark your votes like this	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS:

1. To reelect seven directors to serve on the Board of Directors until the 2017 Annual Meeting of Stockholders or until their respective successors are elected and qualified.
	FOR	WITHHOLD

Nominees: 1a. William Sweedler	☐ ☐	☐ ☐
1b. Michael Buckley	☐	☐
1c. Matthew Eby	☐	☐
1d. Kelly Hoffman	☐	☐
1e. Walter McLallen	☐	☐
1f. Kent Savage 1g. Andrew Tarshis	☐	☐
	FOR	AGAINST	ABSTAIN

2. To adopt the Differential Brands Group Inc. 2016 Stock Incentive Compensation Plan (the “2016 Plan”) and to approve the material terms of the performance goals of the 2016 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

3. To approve the issuance of more than 19.99% of the Company’s outstanding common stock in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d) in one or more private placements.

	☐	☐	☐

4. To approve amendments to the Company’s existing Amended and Restated Bylaws, adopted as of July 6, 2015, to permit any action required or permitted to be taken by stockholders at an annual or special meeting of stockholders to be effected by written consent in lieu of a meeting.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

☐ I PLAN TO ATTEND THE NOVEMBER 7, 2016 ANNUAL MEETING OF STOCKHOLDERS.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters.

IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

☐ I PLAN TO ATTEND THE NOVEMBER 7, 2016 ANNUAL MEETING OF STOCKHOLDERS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature of Stockholder or Authorized Representative                                       Date                                       .

Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, give full title as such. If the signer is a partnership, please sign in partnership name by authorized person.